UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
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Soliciting Material under §240.14a-12

COTERRA ENERGY INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

COTERRA

2023 PROXY STATEMENT

AND NOTICE OF ANNUAL MEETING

MESSAGE FROM THE CHAIRMAN

March 20, 2023

Dear Coterra Energy Inc. shareholders,

Our first full year as Coterra is in the books. We accomplished a tremendous amount during 2022 and enter 2023 well positioned as one of the premier independent oil and natural gas exploration and production (E&P) companies. After a volatile commodity year in 2022 and with uncertainty ahead, the core thesis of Coterra’s oil and natural gas assets—providing stable revenue at a low cost of supply—is more pertinent today than ever. Coterra has the quality and the flexibility to survive and thrive in today’s tumultuous world.

There were many changes in 2022 regarding the future of the hydrocarbon industry and the world’s growing demand for energy. Thought leaders have resoundingly concluded that oil and natural gas will need to be essential components of the world energy mix for many decades to come. Coterra has a deep inventory of future projects and stands ready to meet the challenge of providing affordable, secure supplies of oil and gas to the world, produced with one of the lowest carbon footprints in our sector.

Another change that occurred in 2022 was the emerging criticism of environmental, social and governance (ESG) investing. Critics contend that some ESG funds have strayed from a focus on value creation. Although we have watched this debate with interest, our commitment to our ESG principles is unwavering.

With respect to the “E” in ESG, lowering emissions is a top engineering priority at Coterra. Our best and brightest are focused on innovating new facility designs that are emission free. We eliminated routine flaring in 2021 and continue to drive emergency flaring downward. We focus on reducing the environmental footprint of our operations wherever possible. We continue to make remarkable progress in the use of recycled water, thereby dramatically lowering our need for fresh water. Our multi-year electrification program is a major driver in lowering our total emissions footprint. We are laser focused on the safety of our operations and continually reinforce this within our organization.

With regard to the “S” in ESG, we are responsible members of our communities wherever we operate. We speak frankly and truthfully to our communities, our employees, our vendors, our partners, and to you, our owners. We actively seek opportunities for community engagement throughout our geographic portfolio.

Finally, we are proud of the “G” in our approach to the business. Our Board of Directors operates with transparency and open access to any level of the organization. They are fully aware of what is on management’s worry list. Our Lead Independent Director and I have fluid communication around critical issues. We spend the company’s money as if it were our own.

Thank you for the trust you place in us. We are committed to excellence in everything we do.

Thomas E. Jorden

Chairman, Chief Executive Officer and President

May 4, 2023

8:00 a.m., Central Time

Hotel ZaZa Memorial City
9787 Katy Freeway
Houston TX, 77024

ITEMS OF BUSINESS:
1.	The election of the 10 director nominees named in the attached proxy statement to our Board of Directors.
2.	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023.
3.	A non-binding advisory vote to approve the compensation of our named executive officers.
4.	A non-binding advisory vote to approve the frequency of the advisory vote on executive compensation.
5.	Approval of the Coterra Energy Inc. 2023 Equity Incentive Plan.
6.	If properly presented, a shareholder proposal regarding a report on reliability of methane emission disclosures as set forth in the attached proxy statement.
7.	If properly presented, a shareholder proposal regarding a report on corporate climate lobbying as set forth in the attached proxy statement.
8.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Each of these items is fully described in the attached proxy statement, which is made a part of this notice. March 20, 2023 By Order of the Board of Directors, Marcus G. Bolinder Corporate Secretary

NOTICE
of Annual Meeting
of Shareholders

RECORD DATE

Only holders of record of our common stock on March 9, 2023 will be entitled to notice of and to vote at this year’s annual meeting.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON:

•	Registered shareholders will be asked to present a valid government-issued photo identification. If your shares are held in the name of your broker, bank or other nominee, you must bring to the meeting a valid government-issued photo identification and an account statement or letter (and a legal proxy if you wish to vote your shares) from the nominee indicating that you beneficially owned the shares on the record date for voting.
•	We ask that you follow recommended guidance, mandates and applicable executive orders from federal and state authorities regarding COVID-19. We will require all attendees to comply with the Company’s policies in place at the time of the meeting, which may include a temperature check, completing a health check questionnaire, wearing a mask and maintaining six-foot social distance. If you are not feeling well, have had close contact (defined as being within six feet for 15 minutes or more without facial covering) with someone who has tested positive for COVID-19, or think you may have been exposed to COVID-19, we ask that you vote by proxy rather than attend the annual meeting in person.

VOTING PROCEDURES:

Please vote your shares as promptly as possible by one of the following methods, even if you plan to attend the annual meeting in person:	INTERNET Use the instructions on the proxy card or voting instruction form	BY TELEPHONE Use the instructions on the proxy card or voting instruction form	BY MAIL Complete and return the enclosed proxy card or voting instruction form in the postage-paid envelope provided	BY ATTENDING IN PERSON You may also vote at the annual meeting by attending in person

COTERRA • 2023 PROXY STATEMENT	4

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PROXY SUMMARY

This summary highlights information described in other parts of this proxy statement and does not contain all of the information you should consider in voting. Please read the entire proxy statement before voting. For more complete information regarding our 2022 financial and operating performance, please review our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which accompanies this proxy statement.

ANNUAL MEETING INFORMATION

DATE AND TIME	PLACE	RECORD DATE	VOTING

May 4, 2023 8:00 a.m. Central Time	Hotel ZaZa Memorial City 9787 Katy Freeway Houston, Texas 77024	March 9, 2023 Shares Outstanding: 765,503,584	Only holders of record of our common stock will be entitled to notice of and to vote at the annual meeting.

VOTING METHODS

METHOD	INSTRUCTION
IN PERSON	you may attend the annual meeting and vote in person;

BY INTERNET	use the instructions on the proxy card or voting instruction form received from your broker or bank;

BY TELEPHONE	use the instructions on the proxy card or voting instruction form received from your broker or bank (if available); or

BY MAIL	complete and return the enclosed proxy card or voting instruction form in the postage-paid envelope provided (for shareholders receiving paper copies only).

MATTERS TO BE VOTED ON AND RECOMMENDATION

PROPOSAL	MATTER	BOARD VOTE RECOMMENDATION	PAGE REFERENCE
1.	The election of the 10 director nominees named herein.	FOR	9
2.	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023.	FOR	64
3.	The approval, on an advisory basis, of executive compensation.	FOR	66
4.	The approval, on an advisory basis, of the frequency of the advisory vote on executive compensation.	FOR “1 YEAR”	67
5.	The approval of the Coterra Energy Inc. 2023 Equity Incentive Plan.	FOR	68
6.	The shareholder proposal regarding a report on reliability of methane emission disclosures.	AGAINST	75
7.	The shareholder proposal regarding a report on corporate climate lobbying.	AGAINST	77

COTERRA • 2023 PROXY STATEMENT	5

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DIRECTOR NOMINEES

THOMAS E. JORDEN Chairman, Chief Executive Officer and President of Coterra Age 65 Years Served <2 Other current public company boards: None	ROBERT S. BOSWELL Lead Independent Director of Coterra; Chairman and CEO of Laramie Energy, LLC Age 73 Years Served 7 Other current public company boards: None	DOROTHY M. ABLES Former Chief Administrative Officer of Spectra Energy Corp Age 65 Years Served 7 Other current public company boards: 1 • Martin Marietta Materials Inc.	AMANDA M. BROCK CEO Aris Water Age 62 Years Served 5 Other current public company boards: 1 • Aris Water	DAN O. DINGES Former Executive Chairman of Coterra Age 69 Years Served 21 Other current public company boards: None

PAUL N. ECKLEY Former Senior Vice President – Investments of State Farm® Corporate Headquarters Age 68 Years Served <2 Other current public company boards: None	HANS HELMERICH Chairman of the Board of Helmerich & Payne Age 64 Years Served <2 Other current public company boards: 1 • Helmerich & Payne, Inc.	LISA A. STEWART Chairman of Sheridan Production Partners Age 65 Years Served <2 Other current public company boards: 2 • Western Midstream Partners LP • Jadestone Energy	FRANCES M. VALLEJO Former Vice President for Corporate Planning and Development of ConocoPhillips Age 57 Years Served <2 Other current public company boards: 1 • Crestwood Equity Partners LP	MARCUS A. WATTS President of The Friedkin Group Age 64 Years Served 5 Other current public company boards: 1 • Service Corporation International

COTERRA • 2023 PROXY STATEMENT	6

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GOVERNANCE HIGHLIGHTS

•   Women hold 50 percent of independent Board seats and chair three of our four standing Board committees

•   One member of our Board is a member of a historically underrepresented group

•   Recent Board refreshment from the Merger (as defined below) with average independent director tenure of four years

•   Proxy access for shareholders

•   Rigorous stock ownership guidelines for all executive officers and directors

•   Annual election of directors and majority voting provision

•   An independent lead director chairs executive sessions of independent directors at each regular Board meeting

•   Board oversight of all political contributions and website disclosures of recipients and amounts contributed

•   Separate Board committee devoted entirely to environmental, health and safety matters

•   Annual Board and committee self-assessments

•   Shareholders may act by written consent

•   Director orientation and continuing education

•   No poison pill

ONE COTERRA

Coterra Energy Inc. is the result of the successful combination of Cabot Oil & Gas Corporation (“Cabot”) and Cimarex Energy Co. (“Cimarex”) on October 1, 2021 (the “Merger”), pursuant to the Agreement and Plan of Merger dated May 23, 2021 among Cabot, Double C Merger Sub, Inc. and Cimarex (the “Merger Agreement”). Coterra is a premier, diversified energy company with a strong free cash flow profile, well positioned to deliver superior and sustainable returns to shareholders through commodity cycles. Coterra’s common stock trades on the New York Stock Exchange under the ticker symbol “CTRA.” The Coterra name reflects two companies coming together, combining teams and assets to create a stronger platform to deliver superior and sustainable returns.

COTERRA • 2023 PROXY STATEMENT	7

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EXECUTIVE COMPENSATION HIGHLIGHTS

What we do:
Beginning for 2022, added emissions reductions target metric to the short-term incentive program (p. 34)
Emphasis on long-term, performance-based equity compensation (p. 36)
Short-term incentive compensation based on disclosed performance metrics (with payout caps), including operational, financial and returns metrics (p. 36)
Substantial stock ownership and retention requirements for executive officers and directors (p. 43)
Provide for “double trigger” cash payouts in change-in-control agreements (p. 52)
Clawback policy (p. 44)
Hold annual advisory “say-on-pay” vote (pp. 66-67)
Only independent directors on Compensation Committee (p. 25)
Use an independent compensation consultant (p. 43)
What we don’t do:
No vesting periods of less than three years for equity awards issued in February 2022
No hedging or pledging of company stock by executive officers or directors
No excise tax gross-ups
No vesting of equity awards after retirement if competing with Company
No re-pricing or discounting of options or stock appreciation rights
No performance metrics that would encourage excessive risk-taking

ALIGNING COMPENSATION PROGRAM WITH BEST PRACTICES

In February and March 2022, the Compensation Committee adopted Coterra’s first post-Merger executive compensation program. The 2022 executive compensation program was designed to align with governance best practices, shareholder expectations and Coterra’s business strategy as a combined company. The highlights of the 2022 executive compensation program include the following:

•	Awarded 100 percent performance-based long-term incentives to the CEO
•	Following Mr. Jorden’s December 2021 grant of time-based restricted stock units representing the legacy Cimarex Energy Co. annual award, the Compensation Committee approved 100 percent performance-based awards in February 2022 so that the average of Mr. Jorden’s 2021 and 2022 annual grants is 50 percent performance-based
•	For 2023, Mr. Jorden’s annual long-term incentive grants are consistent with the other NEOs’ 2023 grants, which consist of 50 percent performance-based awards
•	Added two broad market indices to executives’ long-term performance awards that are based on relative total shareholder return (TSR), reflecting Coterra’s willingness to compete with investment dollars across industries
•	Capped relative TSR award payout at 100 percent of target if Coterra’s TSR is negative over the performance period
•	Increased rigor of long-term performance goals to require above median (55th percentile) relative TSR performance required to receive target payout
•	Adopted three-year cliff vest on time-based restricted stock units, strengthening retention and alignment with shareholders
•	Aligned short-term incentive plan metrics with Coterra’s value proposition communicated to shareholders when seeking approval of the Merger
•	Focused incentives on return on invested capital, free cash flow, and ESG goals related to emissions reduction targets
•	Reduced the overall maximum short-term incentive plan payout from 250 percent to 200 percent of target
•	Removed the conditional multiplier from the short-term incentive calculation
•	Granted at least half of the value of annual long-term incentives in the form of performance-based awards
•	No salary increases for the CEO and Executive Chairman; market-based adjustments for other NEOs who had not received salary increases since 2019

COTERRA • 2023 PROXY STATEMENT	8

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PROPOSAL 1

ELECTION OF DIRECTORS

The size of our Board of Directors (the “Board of Directors” or “Board”) is currently set at 10 members, each of whose term expires in 2023. Accordingly, the Board has nominated 10 directors to be elected at the 2023 annual meeting of shareholders. Each of the nominees is currently a director and has been nominated to hold office until the expiration of his or her term in 2024 and until his or her successor shall have been elected and qualified. The business experience of each nominee as well as the qualifications that led our Board to select each nominee for election to the Board is discussed below.

The Board believes that the combination of the various qualifications, skills and experiences of the 2023 director nominees would contribute to an effective and well-functioning Board. Whether nominated by a shareholder or through the activities of the Governance and Social Responsibility (“GSR”) Committee, the GSR Committee seeks to select candidates who have:

•	personal and professional integrity;
•	a record of achievement, and a position of leadership in his or her field with the interest and intellect to be able to address energy industry challenges and opportunities;
•	the ability to think strategically and the insight to assist management in placing the Company in a competitive position within the industry; and
•	the time to attend Board meetings and the commitment to devote any reasonable required additional time to deal with Company business.

The Board and the GSR Committee believe that, individually and as a whole, the Board possesses the necessary qualifications, varied tenure and independence to provide effective oversight of the business and quality advice and counsel to the Company’s management.

The persons named in the enclosed form of proxy intend to vote such proxies FOR the election of each of the nominees for terms of one year. If any one of the nominees is not available at the time of the annual meeting to serve, proxies received will be voted for substitute nominees to be designated by the Board or, in the event no such designation is made by the Board, proxies will be voted for a lesser number of nominees. In no event will the proxies be voted for more than the number of nominees set forth above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.

COTERRA • 2023 PROXY STATEMENT	9

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CERTAIN INFORMATION REGARDING NOMINEES

Set forth below, as of March 1, 2023, is biographical information and information regarding the business experience, qualifications and skills of each nominee for election as a director of the Company that led the Board to conclude that the director nominee is qualified to serve on our Board. Mr. Jorden, our Chairman, Chief Executive Officer and President, and Mr. Dinges, our former Executive Chairman are the only employees or former employees of the Company on the Board of Directors.

Age: 65 Director Since: 2015 Committee Memberships: • Audit (Chair); Governance and Social Responsibility	DOROTHY M. ABLES
	BUSINESS EXPERIENCE: • Spectra Energy Corp - Chief Administrative Officer – 2008 to 2017 - Vice President, Audit Services and Chief Ethics & Compliance Officer – 2007 to 2008	• Duke Energy Corporation - Vice President, Audit Services – 2004 to 2006 • Duke Energy Gas Transmission - Senior Vice President and Chief Financial Officer – 1998 to 2004
OTHER PUBLIC COMPANY DIRECTORSHIPS: • Martin Marietta Materials Inc. - November 2018 to present

KEY SKILLS, ATTRIBUTES AND QUALIFICATIONS:

Ms. Ables brings a depth of experience in the natural gas transportation and marketing aspects of our industry, having served in positions of leadership with Spectra Energy Corp and its predecessor companies for over 30 years, as well as extensive financial expertise to our Board. The Board considered Ms. Ables’ extensive experience in the pipeline, processing and midstream business as adding value to our shareholders at a time in our business when transportation is crucial to our strategy. Ms. Ables’ financial expertise acquired through serving as Chief Financial Officer of Duke Energy Gas Transmission and later as Vice President of Audit Services of both Spectra Energy Corp and Duke Energy was also a key attribute leading to her nomination as director and to her February 2019 appointment as the Chair of our Audit Committee. Ms. Ables gained executive experience as the Chief Administrative Officer of Spectra Energy Corp, from 2008 until her February 2017 retirement effective upon Spectra’s merger with Enbridge Inc. While serving in that role, Ms. Ables had responsibility for human resources, information technology, community relations and support services. Ms. Ables has prior governance experience gained from service on the Board of Directors of BJ Services, Inc. from July 2017 to October 2020 and the Board of Directors of Spectra Energy Corp’s publicly traded master limited partnership, Spectra Energy Partners, LP. Ms. Ables has served on the Board of Directors of Martin Marietta Materials Inc. since November 2018. Ms. Ables is also very active in community and charitable endeavors, including serving on the Board of Directors of the Houston Methodist Hospital Foundation since May 2017 and the Board of Trustees of United Way of Greater Houston from 2008 to April 2016 and was re-appointed to the Board of Trustees in April 2018. This diversity of background and leadership experience make her a valuable contributor to our Board and to the Audit and GSR Committees of our Board.

PUBLIC COMPANY C-SUITE	PRIVATE COMPANY C-SUITE	EXPLORATION & PRODUCTION	CLIMATE CHANGE	RELATED INDUSTRY EXPERIENCE	OTHER PUBLIC COMPANY BOARDS	FINANCIAL/ ACCOUNTING EXPERTISE	CYBER- SECURITY	LEGAL	OPERATING/ STRATEGIC RESPONSIBILITY	EHS RESPONSIBILITY

COTERRA • 2023 PROXY STATEMENT	10

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Age: 73 Director Since: 2015 Committee Memberships: • Environment, Health & Safety; Audit Position: • Lead Director (effective January 1, 2023)	ROBERT S. BOSWELL

BUSINESS EXPERIENCE:

•   Laramie Energy LLC

-   Chairman of the Board and Chief Executive Officer – 2007 to present

•   Laramie Energy I, LLC

-   Chairman of the Board and Chief Executive Officer – 2004 to 2007

•   Forest Oil Corporation

-   Chairman of the Board and Chief Executive Officer – 1989 to 2003

OTHER PUBLIC COMPANY DIRECTORSHIPS: • Enerflex Ltd. - 2011 to May 2022

KEY SKILLS, ATTRIBUTES AND QUALIFICATIONS:

Mr. Boswell has management and operating experience as an executive in the upstream oil and gas industry and brings an extensive technical understanding of the development of oil and gas reserves, as well as financial expertise, to our Board. Mr. Boswell’s career includes serving as Chairman and Chief Executive Officer of exploration and production companies for over 30 years, including overseeing the turnaround of Forest Oil Corporation, a mid-sized public exploration and production company, and the sale of Laramie Energy I, a private company which he founded, for over $1 billion. Throughout his career, Mr. Boswell has successfully led a number of upstream companies through the life cycle of capital-raising: growing reserves, production and profitability through both acquisitions and development of existing properties, and sale or merger and acquisition transactions. His success with private companies Laramie Energy I and his current venture, Laramie Energy LLC, operating in the Piceance Basin, has provided him with tremendous experience in unconventional resource plays, which is relevant to the Company’s operations. He also brings extensive financial expertise gained through both acting as Chief Financial Officer of public and private companies and supervising them as Chief Executive Officer. Mr. Boswell served as a director of Enerflex Ltd., a Canadian public company that manufactures and sells natural gas transmission and process equipment worldwide, from 2011 to May 2022. Mr. Boswell’s management, technical and financial expertise are a tremendous asset to our Board and the committees on which he serves, and his operations experience is invaluable to his service on the Environment, Health & Safety Committee.

PUBLIC COMPANY C-SUITE	PRIVATE COMPANY C-SUITE	EXPLORATION & PRODUCTION	CLIMATE CHANGE	RELATED INDUSTRY EXPERIENCE	OTHER PUBLIC COMPANY BOARDS	FINANCIAL/ ACCOUNTING EXPERTISE	CYBER- SECURITY	LEGAL	OPERATING/ STRATEGIC RESPONSIBILITY	EHS RESPONSIBILITY

COTERRA • 2023 PROXY STATEMENT	11

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Age: 62 Director Since: 2017 Committee Memberships: • Compensation; Environment, Health & Safety	AMANDA M. BROCK

BUSINESS EXPERIENCE:

•   Aris Water Solutions, Inc.

-   Chief Executive Officer – September 2021 to present

-   President and Chief Operating Officer – September 2020 to September 2021

-   Chief Operating Officer – July 2018 to September 2020

-   Chief Commercial Officer – February 2018 to September 2020

•   Water Standard

-   Chief Executive Officer – 2009 to 2017

OTHER PUBLIC COMPANY DIRECTORSHIPS: • Aris Water Solutions, Inc. – September 2021 to present • Macquarie Infrastructure Corporation – August 2018 to June 2022

KEY SKILLS, ATTRIBUTES AND QUALIFICATIONS:

Ms. Brock was appointed in August 2017, adding to our Board her diverse experience and background, which she gained from building and managing global infrastructure businesses in the oil and gas, water and power industries. Ms. Brock is currently Chief Executive Officer of Aris Water Solutions, Inc., a publicly traded growth-oriented environmental infrastructure and solutions company that owns, operates and designs crucial water midstream assets across key unconventional U.S. basins. Ms. Brock joined Aris Water (formerly Solaris Midstream) in 2017 as the Senior Commercial Advisor and assumed the President and Chief Operating Officer positions in September 2020 and July 2018, respectively. Ms. Brock also served as Chief Commercial Officer of Solaris Midstream from February 2018 to September 2020. Prior to that, Ms. Brock served as Chief Executive Officer of Water Standard, a water treatment company focused on water-based enhanced oil recovery, recycling and reuse of water and produced water treatment from 2009. Prior to her appointment at Water Standard, Ms. Brock served as Executive Director and President, Americas, of Azurix, a global water treatment and services company and subsidiary of Enron Corp., from 1999 to 2002, and for Enron Corp. in various other capacities from 1991, including President of a division responsible for the management of power plants, related assets and joint ventures worldwide. Ms. Brock served from August 2018 until June 2022 as a director of Macquarie Infrastructure Holdings, LLC, formerly Macquarie Infrastructure Corporation, a publicly traded company that owns and operates an energy company that processes and distributes gas and provides related services (Hawaii Gas) and several smaller businesses collectively engaged in efforts to reduce the cost and improve the reliability and sustainability of energy in Hawaii. Her expertise and depth of knowledge in the water management aspects of the oil and gas industry, as well as her global perspective, executive management and financial expertise, were considered by our Board as key attributes leading to her appointment. Ms. Brock has received numerous professional awards throughout her career, including being named one of the 25 most influential women in Energy by Hart Energy’s Oil and Gas Investor Magazine in 2020, being named one of the top 25 people globally in water and wastewater in 2016 by Water and Wastewater International, being named as a Houston Business Journal honoree for Women in Energy in 2016, and being inducted into the 2017 Greater Houston Women’s Hall of Fame. Ms. Brock also serves as Chair of the Texas Business Hall of Fame. Ms. Brock obtained her law degree from Louisiana State University, where she was a member of the Law Review, after completing her undergraduate studies in South Africa.

PUBLIC COMPANY C-SUITE	PRIVATE COMPANY C-SUITE	EXPLORATION & PRODUCTION	CLIMATE CHANGE	RELATED INDUSTRY EXPERIENCE	OTHER PUBLIC COMPANY BOARDS	FINANCIAL/ ACCOUNTING EXPERTISE	CYBER- SECURITY	LEGAL	OPERATING/ STRATEGIC RESPONSIBILITY	EHS RESPONSIBILITY

COTERRA • 2023 PROXY STATEMENT	12

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Age: 69 Director Since: 2001 Committee Memberships: • Executive Position: • Executive Chairman (October 1, 2021 to December 31, 2022)	DAN O. DINGES

BUSINESS EXPERIENCE:

•   Coterra Energy lnc.

-   Executive Chairman – October 2021 to December 2022

•   Cabot Oil & Gas Corporation

-   Chairman, President and Chief Executive Officer – May 2002 to September 2021

OTHER PUBLIC COMPANY DIRECTORSHIPS: • United States Steel Corporation – 2010 to 2021

KEY SKILLS, ATTRIBUTES AND QUALIFICATIONS:

Mr. Dinges served as our Chief Executive Officer for 20 years until the completion of the Merger and brings to the Board over 38 years of executive management experience in the oil and gas exploration and production business, a deep knowledge of our business, operations, culture and long-term strategy and goals. Mr. Dinges joined the Company in September 2001, after a successful 20-year career in various management positions with the predecessor to Noble Energy, Inc., and oversaw an era of tremendous growth for the Company. His leadership in his previous roles as Chairman and Chief Executive Officer provides the Board with extensive institutional knowledge and continuity. Mr. Dinges is currently serving as a director of Highpoint Midstream LLC, a private company in the midstream sector of the oil and gas industry. Mr. Dinges also possesses a diversity of corporate governance experience gained from service on the Board of United States Steel Corporation from 2010 to 2021 and several charitable and industry organizations, including American Petroleum Institute, American Exploration Production Council, Spitzer Industries, Inc. (private company), and Houston Methodist Hospital Research Institute from 2014 to January 2020.

Age: 68 Director Since: 2021 Committee Memberships: • Compensation (Chair); Governance and Social Responsibility	PAUL N. ECKLEY
BUSINESS EXPERIENCE: • State Farm - Senior Vice President – 1998 to 2020 - Vice President, Common Stocks – 1995 to 1998 - Investment Officer – 1990 to 1995 - Investment Analyst – 1977 to 1990
OTHER PUBLIC COMPANY DIRECTORSHIPS: • None

KEY SKILLS, ATTRIBUTES AND QUALIFICATIONS:

Mr. Eckley was appointed in October 2021 in connection with the consummation of the Merger. Mr. Eckley has a wealth of experience in investments in public and private companies, including companies in the oil and gas industry, and extensive leadership roles that are key attributes that make him well qualified to serve our Board. His career spans over 43 years, having most recently served as Senior Vice President – Investments at State Farm® Corporate Headquarters in Bloomington, Illinois until his retirement in 2020. With this experience, Mr. Eckley brings considerable value in his service as Chair of the Compensation Committee. Mr. Eckley also has previously served as Director of the Emerging Markets Growth Fund owned by the Capital Group, which included serving as Chairman of the Board.

PUBLIC COMPANY C-SUITE	PRIVATE COMPANY C-SUITE	EXPLORATION & PRODUCTION	CLIMATE CHANGE	RELATED INDUSTRY EXPERIENCE	OTHER PUBLIC COMPANY BOARDS	FINANCIAL/ ACCOUNTING EXPERTISE	CYBER- SECURITY	LEGAL	OPERATING/ STRATEGIC RESPONSIBILITY	EHS RESPONSIBILITY

COTERRA • 2023 PROXY STATEMENT	13

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Age: 64 Director Since: 2021 Committee Memberships: • Compensation; Environment, Health and Safety	HANS HELMERICH
BUSINESS EXPERIENCE: • Helmerich & Payne, Inc. - Chief Executive Officer – 1989 to 2014 - President – 1989 to 2012

OTHER PUBLIC COMPANY DIRECTORSHIPS: • Helmerich & Payne, Inc. - 1987 to present

KEY SKILLS, ATTRIBUTES AND QUALIFICATIONS:

Mr. Helmerich was appointed in October 2021 in connection with the consummation of the Merger. Mr. Helmerich currently serves as Chairman of Helmerich & Payne, Inc. (“H&P”), a publicly held company primarily engaged in contract drilling services for oil and gas exploration and production companies. H&P uses drilling rigs it designs and builds and is one of the major land and offshore platform drilling companies in the world. Mr. Helmerich has had an extensive career with H&P, which includes serving as Chief Executive Officer and as President. Mr. Helmerich’s background with the drilling sector of the oil and gas business provides the Board with insight into an aspect of Company’s business that represents a significant portion of the Company’s capital budget. His over 25 years of executive experience provide a strong background for his service on the Board and on the Compensation Committee. In addition, his service as a Director and Chairman of H&P, and his former service as a Trustee of The Northwestern Mutual Life Insurance Company and Director of Atwood Oceanics, Inc. provides him with additional experience and knowledge invaluable to his service on the Board.

Age: 65 Director Since: 2021 Committee Memberships: • Executive Position: • Chairman, Chief Executive Officer and President	THOMAS E. JORDEN

BUSINESS EXPERIENCE:

•   Coterra Energy Inc.

-   Chairman – 2023 to present

-   Chief Executive Officer – 2021 to present

•   Cimarex Energy Co.

-   Chairman – 2012 to 2021

-   Chief Executive Officer – 2011 to 2021

-   Executive Vice President—Exploration – 2003 to 2011

-   Vice President—Exploration – 2002 to 2003

OTHER PUBLIC COMPANY DIRECTORSHIPS: • None

KEY SKILLS, ATTRIBUTES AND QUALIFICATIONS:

Mr. Jorden was appointed Chief Executive Officer and President of Coterra in October 2021, following his tenure at Cimarex in connection with the consummation of the Merger, and was appointed Chairman of the Board effective January 1, 2023. At Cimarex, he began serving as Executive Vice President of Exploration when the company was formed in 2002. In 2011, he became Chief Executive Officer and President of Cimarex and then Chairman of the Board in 2012. Prior to the formation of Cimarex, Mr. Jorden held multiple leadership roles at Key Production Company, Inc. (“Key”), Cimarex’s predecessor. He joined Key in 1993 as Chief Geophysicist and went on to become Executive Vice President of Exploration. Before joining Key, Mr. Jorden was with Union Pacific Resources and Superior Oil Company. Mr. Jorden brings to the Board over 37 years of experience in the oil and gas exploration and production industry, and a deep understanding of our business, operations and long-term strategic goals. His service as a director creates an important link between management and the Board.

PUBLIC COMPANY C-SUITE	PRIVATE COMPANY C-SUITE	EXPLORATION & PRODUCTION	CLIMATE CHANGE	RELATED INDUSTRY EXPERIENCE	OTHER PUBLIC COMPANY BOARDS	FINANCIAL/ ACCOUNTING EXPERTISE	CYBER- SECURITY	LEGAL	OPERATING/ STRATEGIC RESPONSIBILITY	EHS RESPONSIBILITY

COTERRA • 2023 PROXY STATEMENT	14

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Age: 65 Director Since: 2021 Committee Memberships: • Executive; Audit; Environment, Health & Safety (Chair) Position: • Lead Director (October 1, 2021 to December 31, 2022)	LISA A. STEWART, NACD.DC

BUSINESS EXPERIENCE:

•   Sheridan Production Partners

-   Executive Chairman – 2006 to present

-   President and Chief Executive Officer – 2016 to 2020

-   Chief Investment Officer – 2006 to 2020

•   El Paso Corporation

-   Executive Vice President – 2004 to 2006

•   El Paso E&P

-   President – 2004 to 2006

•   Apache Corporation

-   Executive Vice President and various capacities – 1984 to 2004

OTHER PUBLIC COMPANY DIRECTORSHIPS: • Western Midstream Partners, LP - 2020 to present • Jadestone Energy - 2019 to present

KEY SKILLS, ATTRIBUTES AND QUALIFICATIONS:

Ms. Stewart was appointed in October 2021 in connection with the consummation of the Merger. Ms. Stewart has nearly 40 years of experience in the oil and gas industry, including in reservoir engineering, business development, land and environmental, health and safety (EH&S), and extensive leadership roles. Ms. Stewart is the current Executive Chairman of Sheridan Production Partners, a privately-owned oil and gas operating company she founded in 2006. From its founding until 2020, Ms. Stewart served as Chairman and Chief Investment Officer and for 14 years served as President and Chief Executive Officer. Prior to 2006, Ms. Stewart served as Executive Vice President of El Paso Corporation and President of El Paso E&P and in various capacities of Apache Corporation, including most recently as Executive Vice President, with responsibilities in Apache Corporation’s reservoir engineering, business development, land, EH&S, and corporate purchasing departments. Ms. Stewart currently serves on the Board of Directors of the general partner of Western Midstream Partners, LP, a publicly traded master limited partnership formed to acquire, own, develop and operate midstream energy assets. Ms. Stewart also serves as a Director of Jadestone Energy, an upstream oil and gas company in the Asia Pacific region, which focuses on production and near-term development assets. Jadestone Energy is headquartered in Singapore and is publicly traded on the Alternative Investment Market, a sub-market of the London Stock Exchange. In 2021, Ms. Stewart received the National Association of Corporate Directors Director Certification (NADC.DC), which is the premier director designation available in the United States. This vast array of leadership, roles and duties in the E&P and midstream segments of the oil and gas industry provide instrumental knowledge to our Board and makes Ms. Stewart a valuable contributor and member of the Executive and Audit Committees and Chair of the Environment, Health & Safety Committee.

PUBLIC COMPANY C-SUITE	PRIVATE COMPANY C-SUITE	EXPLORATION & PRODUCTION	CLIMATE CHANGE	RELATED INDUSTRY EXPERIENCE	OTHER PUBLIC COMPANY BOARDS	FINANCIAL/ ACCOUNTING EXPERTISE	CYBER- SECURITY	LEGAL	OPERATING/ STRATEGIC RESPONSIBILITY	EHS RESPONSIBILITY

COTERRA • 2023 PROXY STATEMENT	15

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Age: 57 Director Since: 2021 Committee Memberships: • Audit; Governance and Social Responsibility (Co-Chair)	FRANCES M. VALLEJO, NACD.DC

BUSINESS EXPERIENCE:

•   ConocoPhillips

-   Vice President Corporate Planning and Development – 2015 to 2016

-   Vice President and Treasurer – 2008 to 2015

-   General Manager-Corporate Planning and Budgets, and other various positions – 1987 to 2008

OTHER PUBLIC COMPANY DIRECTORSHIPS: • Crestwood Equity Partners LP - 2021 to present

KEY SKILLS, ATTRIBUTES AND QUALIFICATIONS:

Ms. Vallejo was appointed in October 2021 in connection with the consummation of the Merger. Ms. Vallejo’s over 30 years of experience in the oil and gas industry and extensive leadership roles in corporate planning, budgeting, and treasury are key attributes that make her well qualified to serve our Board. Ms. Vallejo is a former executive officer of ConocoPhillips, an independent exploration and production company. Beginning in 1987, Ms. Vallejo held various positions with both ConocoPhillips and Phillips Petroleum Company, which merged with Conoco Inc. to form ConocoPhillips in 2002. She served as Vice President Corporate Planning and Development from 2015 until 2016 and as Vice President and Treasurer from 2008 until 2015. Prior to 2008, she served as General Manager—Corporate Planning and Budgets, Vice President Upstream Planning & Portfolio Management, Assistant Treasurer, Manager Strategic Transactions, and in other geophysical, commercial, and finance roles. Since 2021, Ms. Vallejo has served as a director of the general partner of Crestwood Equity Partners LP, a publicly traded master limited partnership that owns and operates oil and gas midstream assets located primarily in the Bakken Shale, Delaware Basin and Powder River Basin. In 2021, Ms. Vallejo received the NACD.DC, which is the premier director designation available in the United States. She also serves on the Executive Committee (fiduciary body) of the Colorado School of Mines Foundation. Ms. Vallejo formerly served until 2016 as a member of the Board of Trustees of Colorado School of Mines and she currently serves or has served on boards of other charitable associations. This vast array of leadership, roles and duties in the E&P and midstream segments of the oil and gas industry offers considerable value to the Board and her service as Co-Chair of the GSR Committee and a member of the Audit Committee.

Age: 64 Director Since: 2017 Committee Memberships: • Governance and Social Responsibility (Co-Chair); Compensation	MARCUS A. WATTS
BUSINESS EXPERIENCE: • The Friedkin Group - President – 2011 to present • Locke Lord LLP – 1984 to 2010 - Managing Partner, Houston - Vice-Chairman (Executive Committee)
OTHER PUBLIC COMPANY DIRECTORSHIPS: • Service Corporation International - 2012 to present

KEY SKILLS, ATTRIBUTES AND QUALIFICATIONS:

Mr. Watts joined our Board in August 2017, adding a wealth of legal, transactional and management expertise from both the oil and gas industry and other industries to our Board. Mr. Watts has served as President of The Friedkin Group, an umbrella company overseeing various business interests that are principally automotive-related, since 2011, after over 26 years of legal experience with the international law firm of Locke Lord LLP. In his prior experience with Locke Lord LLP, Mr. Watts focused on corporate and securities law, governance and related matters and served as the Managing Partner of the Houston, Texas office and Vice-Chairman of the firm-wide Executive Committee. Mr. Watts served as a director of Complete Production Services until its merger with Superior Energy Services in 2012 and currently serves on the Board of Directors of Service Corporation International. He has also served on the boards of the Federal Reserve Bank of Dallas-Houston Branch since 2014 and the Greater Houston Partnership since 2012, and is the former Chairman of both organizations. Mr. Watts holds a law degree from Harvard Law School and a B.S. degree in Mechanical Engineering from Texas A&M University. Mr. Watts’ combination of legal and management talent is unique on our Board and he offers a fresh perspective from an industry other than our own, as well as years of experience representing oil and gas companies in his private law practice. This industry experience, as well as his legal and regulatory background, is particularly valuable to our GSR Committee, which he Co-Chairs.

PUBLIC COMPANY C-SUITE	PRIVATE COMPANY C-SUITE	EXPLORATION & PRODUCTION	CLIMATE CHANGE	RELATED INDUSTRY EXPERIENCE	OTHER PUBLIC COMPANY BOARDS	FINANCIAL/ ACCOUNTING EXPERTISE	CYBER- SECURITY	LEGAL	OPERATING/ STRATEGIC RESPONSIBILITY	EHS RESPONSIBILITY

COTERRA • 2023 PROXY STATEMENT	16

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DIRECTOR COMPENSATION

Directors who are employees of the Company receive no additional compensation for their duties as directors. During 2022, non-employee directors’ annual compensation included an annual retainer fee of $105,000 each for their service on the Company’s Board and its committees. The Lead Independent Director received an additional $40,000 annual retainer, the respective chairs of the Audit Committee and Compensation Committee each received an additional $20,000 annual retainer, and the GSR Committee co-chairs split a $20,000 annual retainer for this additional service.

In 2022, non-employee directors were also entitled to an annual award of restricted stock units under the Cabot Oil & Gas Corporation 2014 Incentive Plan (the “Prior Cabot Plan”), the restrictions on which lapse before the annual meeting of shareholders in the following year or the earlier date the non-employee director leaves the Board, with a targeted award value at grant date of $200,000. The restricted stock units are paid cash dividend equivalents in the amount of the cash dividend paid on our outstanding Common Stock from the date of grant through the date the restrictions lapse. In 2022, each non-employee director received 5,684 restricted stock units. In November 2022, the Compensation Committee determined to keep non-employee director compensation unchanged for 2023.

Board members may participate in the Non-employee Director Deferred Compensation Plan, which provides each non-employee director an opportunity to elect each year to take any, or all, of the director’s annual cash retainer and additional fees for serving as lead independent director or as a committee chair in restricted stock units, valued at the closing price of the Common Stock on the date specified in the 2014 Plan, in lieu of a quarterly cash payment of such amounts. The terms of the restricted stock units are substantially the same as those issued annually. All directors were also reimbursed for travel expenses incurred for attending Board and committee meetings. For more information on director compensation, see “Director Compensation Table” below.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Dorothy M. Ables	$125,000	$200,000	–	–	–	–	$325,000
Robert S. Boswell	$105,000	$200,000	–	–	–	–	$305,000
Amanda M. Brock	$105,000	$200,000	–	–	–	–	$305,000
Paul N. Eckley	$125,000	$200,000	–	–	–	–	$325,000
Hans Helmerich	$105,000	$200,000	–	–	–	–	$305,000
Lisa A. Stewart	$145,000	$200,000	–	–	–	–	$345,000
Frances M. Vallejo	$115,000	$200,000	–	–	–	–	$315,000
Marcus A. Watts	$115,000	$200,000	–	–	–	–	$315,000

(1)	The amounts in this column reflect the grant date fair value with respect to restricted stock units granted to each non-employee director in June 2022 that are payable by the Company in shares of Common Stock and vest upon the earlier of April 3, 2023 or the date the non-employee director ceases to be a director of the Company, calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codifications (“ASC”) Topic 718 for the fiscal year ended December 31, 2022. Assumptions used in the calculation of these amounts are included in Note 13 of the Notes to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. The aggregate number of restricted stock units held by each non-employee director at December 31, 2022, including those issued on June 1, 2022, those that have vested but are not payable until the date such non-employee director ceases to be a director the Company, and those issued in lieu of quarterly cash retainer and leadership fees is as follows:

Name	Total RSUs
Dorothy M. Ables	76,416
Robert S. Boswell	82,162
Amanda M. Brock	55,028
Paul N. Eckley	5,684
Hans Helmerich	5,684
Lisa A. Stewart	5,684
Frances M. Vallejo	5,684
Marcus A. Watts	55,028

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SECURITY OWNERSHIP

PRINCIPAL SHAREHOLDERS

The following table reports, as of February 15, 2023, beneficial ownership of the Company’s common stock (“Common Stock”) by holders of more than five percent of the Company’s Common Stock as of the dates reported by such holders. Unless otherwise noted, all ownership information is based upon filings made by such persons with the Securities and Exchange Commission (“SEC”).

Name and Address of Beneficial Owner	Number of Shares of Common Stock Owned		Percent of Class(6)
The Vanguard Group	90,971,069	(1)	11.8%
Wellington Management Group LLP	81,311,345	(2)	10.6%
BlackRock, Inc.	69,806,470	(3)	9.1%
State Street Corporation	53,687,695	(4)	7.0%
Aristotle Capital Management, LLC	41,257,693	(5)	5.4%

(1)	Based solely on a Schedule 13 G/A filed February 9, 2023 with the SEC by The Vanguard Group (100 Vanguard Blvd., Malvern, PA 19355), it has shared voting power over 1,115,391 of these shares, sole dispositive power over 87,680,134 of these shares and shared dispositive power over 3,290,935 of these shares.

(2)	Based solely on a Schedule 13 G/A filed February 6, 2023 with the SEC by Wellington Management Group LLP (280 Congress Street, Boston, MA 02210), it has shared voting power over 76,818,566 shares and shared dispositive power over all 81,311,345 shares.

(3)	Based solely on a Schedule 13 G/A filed January 25, 2023, with the SEC by BlackRock, Inc. (55 East 52nd Street, New York, NY 10055), it has sole voting power over 65,662,661 of these shares and sole dispositive power over all 69,806,470 shares.

(4)	Based solely on a Schedule 13 G/A filed February 6, 2023 with the SEC by State Street Corporation (State Street Financial Center, One Lincoln Street, Boston, MA 02111), it has shared voting power over 51,308,070 and shared dispositive power over 53,595,062 of these shares.

(5)	Based solely on a Schedule 13 G/A filed February 14, 2023, with the SEC by Aristotle Capital Management, LLC (11100 Santa Monica Blvd., Suite 1700, Los Angeles, CA 90025), it has sole voting power over 36,875,209 of these shares and sole dispositive power over all 41,257,693 shares.

(6)	There were 768,258,911 shares of Common Stock outstanding on February 15, 2023.

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DIRECTORS AND EXECUTIVE OFFICERS

The following table reports, as of February 15, 2023, beneficial ownership of Common Stock by each director and nominee for director, by each named executive officer listed in the “Summary Compensation Table” below and by all directors, nominees and executive officers as a group. Unless otherwise indicated and pursuant to applicable community property laws, the persons below have sole voting and investment power with respect to the shares of Common Stock showed as beneficially owned by them.

Name of Beneficial Owner	Number of Shares of Common Stock Owned(1)		Percent of Class	(2)
Dorothy M. Ables	81,416	(3)	*
Robert S. Boswell	87,162		*
Amanda M. Brock	55,028		*
Dan O. Dinges	5,226,518	(4)	*
Paul N. Eckley	60,768		*
Hans Helmerich	1,874,976	(5)	*
Lisa A. Stewart	92,869	(6)	*
Frances M. Vallejo	60,769		*
Marcus A. Watts	55,028		*
Thomas E. Jorden	2,477,946	(7)	*
Scott C. Schroeder	2,040,565		*
Stephen P. Bell	351,436		*
Christopher H. Clason	88,121		*
All directors and executive officers as a group (20 individuals)	12,947,583	(1)(2)(3)(4)(5)(6)	1.7%
(1)	Amounts shown include restricted stock units issued under the Company’s incentive plans as follows:

• as to which restrictions lapse upon the holders’ retirement from the Board of Directors: Ms. Ables, 70,732; Mr. Boswell, 76,478; Ms. Brock, 49,344; Mr. Watts, 49,344; and “All directors and executive officers as a group,” 245,898

• as to which restrictions lapse upon the earlier of April 3, 2023 or the date the non-employee director ceases to be a director of the Company: 5,684 for each of Ms. Ables, Mr. Boswell, Ms. Brock, Mr. Eckley, Mr. Helmerich, Ms. Stewart, Ms. Vallejo, and Mr. Watts; and 45,472 for “All directors and executive officers as a group”

• as to which restrictions lapse upon January 31, 2025: Mr. Bell, 51,436; Mr. Clason, 34,291; and “All directors and executive officers as a group,” 82,580

• as to which restrictions lapse upon October 1, 2024: 27,099 for “All directors and executive officers as a group”

(2)	There were 768,258,911 shares of Common Stock outstanding on February 15, 2023.
(3)	Includes 5,000 shares held by an immediate family member, with respect to which Ms. Ables has shared voting and investment power.
(4)	Includes 1,261,330 shares held in trust for the benefit of an immediate family member, with respect to which Mr. Dinges has shared voting and investment power.
(5)	Includes 45,967 shares owned by Mr. Helmerich’s wife; Mr. Helmerich disclaims beneficial ownership of the shares held by his wife. Also, includes 233,699 shares owned by 1993 Hans Helmerich Trust, of which Mr. Helmerich is the trustee; 44,409 shares owned by Helmerich Grandchildren LLC, of which Mr. Helmerich is the co-manager; 31,573 shares owned by Family Trust, of which Mr. Helmerich is the trustee; 121,145 shares owned by The Helmerich Trust, of which Mr. Helmerich is the co-trustee; 1,304,895 shares held by the Peggy Helmerich QTIP Trust, of which Mr. Helmerich is the trustee; and 40,146 shares held by Saddleridge, LLC, of which Mr. Helmerich owns 99 percent and his wife owns 1 percent.
(6)	Includes 5,700 shares held in an individual retirement account, with respect to which Ms. Stewart has sole voting and investment power.
(7)	Includes 845,318 shares of restricted stock subject to service-based vesting and 1,632,628 shares of Common Stock held in trust for the benefit of an immediate family member, with respect to which Mr. Jorden has shared voting and investment power.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors to file initial reports of ownership and reports of changes in ownership of our common stock with the SEC and, pursuant to rules promulgated under Section 16(a), such individuals are required to furnish the Company with copies of Section 16(a) reports they file. Based solely on a review of the copies of such reports furnished to the Company, and written representations that those reports accurately reflect all reportable transactions and holdings, all reports required by Section 16(a) were timely filed in 2022, except that the Company inadvertently omitted the 2022 annual director restricted stock unit awards that were granted to the following individuals on June 1, 2022, as described in the Company’s proxy statement for its 2022 annual meeting of shareholders: Dorothy M. Ables, Robert S. Boswell, Amanda M. Brock, Paul N. Eckley, Hans Helmerich, Lisa A. Stewart, Frances M. Vallejo, and Marcus A. Watts. Forms 5 reflecting such awards were timely filed in February 2023. The Company also inadvertently omitted two acquisitions made on March 30, 2022 by Hans Helmerich. Such transactions were included on Mr. Helmerich’s Form 5 filed on February 9, 2023.

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POLICY ON RELATED PARTY TRANSACTIONS

Our legal staff is primarily responsible for developing and implementing processes and controls to obtain information regarding our directors, executive officers, and significant shareholders with respect to related party transactions and then determining, based on the facts and circumstances, whether we or a related party has a direct or indirect interest in these transactions. On a periodic basis, the legal team reviews all transactions involving payments between the Company and any company that has a Coterra executive officer or director as an officer or director. In addition, our directors and executive officers are required to notify us of any potential related party transactions and provide us with the information regarding such transactions.

Our GSR Committee reviews our disclosure of related-party transactions in connection with its annual review of director independence. These procedures are not in writing but are documented through the meeting agendas and minutes of our GSR Committee, in each case with the assistance of our legal staff.

RELATED PARTY TRANSACTIONS

Several of our Board members serve as directors or executive officers of other organizations, including organizations with which the Company has commercial relationships. The Company does not believe that any director had a direct or indirect material interest in any such relationships during 2022 and through the date of this proxy statement.

COTERRA • 2023 PROXY STATEMENT	20

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CORPORATE GOVERNANCE MATTERS

Our Board has adopted Corporate Governance Guidelines to assist the Board and its committees in performing their duties to oversee the governance of the Company. Our Corporate Governance Guidelines outline the functions and responsibilities of the Board, director qualifications, and various processes and procedures designed to ensure effective and responsive governance. The guidelines are reviewed annually and revised as appropriate to reflect changing regulatory requirements and best practices. All of our key corporate governance documents, including the Corporate Governance Guidelines, the charters of our Board committees, our Code of Business Conduct and Ethics and our 2022 Sustainability Report, can be found on the Company’s website at www.coterra.com.

DIRECTOR NOMINATIONS AND QUALIFICATIONS

Nomination Process

Under its charter, the GSR Committee seeks out and evaluates qualified candidates to serve as Board members as necessary to fill vacancies or the additional needs of the Board, and considers candidates recommended by shareholders and management of the Company. The GSR Committee identifies nominees through a number of methods, which may include retention of professional executive search firms, use of publicly available director databases or referral services and recommendations made by incumbent directors. A resume is reviewed and, if merited, an interview follows. Any shareholder desiring to propose a nominee to the Board of Directors should submit such proposed nominee for consideration by the GSR Committee, including the proposed nominee’s qualifications, to: Corporate Secretary, Coterra Energy Inc., 840 Gessner Road, Suite 1400, Houston, Texas 77024. Shareholders who meet certain requirements specified in our bylaws may also nominate candidates for inclusion in our proxy materials for an annual meeting as described in “General Information” below. There are no differences in the manner in which the GSR Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder or the incumbent directors.

Board Composition Following the Merger

Pursuant to the Merger Agreement, the Board consists of five members selected by Cabot and five members selected by Cimarex. Until the 2024 annual meeting of shareholders, if a vacancy on the Board results from the departure of a legacy Cabot director, the appointment or nomination of the individual to fill that vacancy must be approved by not less than a majority of the legacy Cabot directors and, if the vacancy results from the departure of a legacy Cimarex director, the appointment or nomination of the individual to fill that vacancy must be approved by not less than a majority of the legacy Cimarex directors.

Skills and Qualifications

Whether nominated by a shareholder or through the activities of the GSR Committee, the GSR Committee seeks to select candidates who have personal and professional integrity, who have demonstrated exceptional ability and judgment and who will be most effective, in conjunction with the other nominees and Board members, in collectively serving the long-term interests of the Company and its shareholders. The GSR Committee’s assessment of candidates will include, but not be limited to, considerations of character, judgment, diversity, age, expertise, industry experience, independence, other board commitments and the ability and willingness to devote the time and effort necessary to be an effective board member. The GSR Committee has adopted minimum criteria for Board membership that include (i) a strong commitment to his or her fiduciary responsibilities to the Company’s shareholders, with no actual or perceived conflict of interest that would interfere with his or her responsibilities to or relationships with the Company’s shareholders, employees, suppliers, and customers; (ii) the ability to think strategically and the insight to assist management in placing the Company in a competitive position within the industry; (iii) a record of achievement, and a position of leadership in his or her field, with the interest and intellect to be able to address energy industry challenges and opportunities; and (iv) the time to attend Board meetings and the commitment to devote any reasonable required additional time to deal with Company business.

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The Board encourages a diversity of backgrounds, including with respect to race, gender and ethnic background, among its members. In February 2021, the Board formalized its commitment to diversity among its members by amending the GSR Committee charter to add a commitment to include qualified racially, ethnically and gender diverse candidates in the initial candidate list for all director searches. In this way, the Board has ensured that the nomination process will include diverse candidates for consideration each time it seeks to nominate a new director.

The Board considers candidates with significant direct or indirect energy industry experience that will provide the Board as a whole the talents, skills, diversity and expertise to serve the long-term interests of the Company and its shareholders. Specifically, the following are the key skills and qualifications considered in evaluating the director nominees and the Board composition as a whole.

DIRECTOR SKILLS AND EXPERIENCE

	Public Company C-Suite	Private Company C-Suite	Exploration & Production	Climate Change	Related Industry	Other Public Company Boards	Financial/ Accounting	Cyber- security	Legal	Operating/ Strategic Responsibility	EHS Responsibility
Ables
Boswell
Brock
Dinges
Eckley
Helmerich
Jorden
Stewart
Vallejo
Watts

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Director Independence

The Company’s Corporate Governance Guidelines require that at least a majority of the Company’s directors be independent under the New York Stock Exchange (“NYSE”) listing standards and all other applicable legal requirements. Additionally, all members of the Audit Committee, Compensation Committee and GSR Committee are required to be independent. The NYSE listing standards include objective tests that can disqualify a director from being treated as independent, as well as a subjective element, under which the Board must affirmatively determine that each independent director has no material relationship with the Company or management. In making its independence determinations, the Board considered all material relationships with each director, and all transactions since the start of 2020 between the Company and each director nominee, members of their immediate families and entities associated with them.

The Board has determined that each director, with the exception of Mr. Jorden, our Chairman, Chief Executive Officer and President, and Mr. Dinges, our former Executive Chairman and former Chief Executive Officer, is independent. In making its independence determination, the Board reviewed and discussed additional information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and the Company’s management. The Board considered the transactions in the context of the NYSE’s objective listing standards, the additional standards established for members of audit committees, and the SEC, U.S. Internal Revenue Service and NYSE standards for compensation committee members. Some members of the Company’s Board also serve as directors of other entities with which the Company does business. Each of these relationships is reviewed by the Board, which examines the amount of business done by the Company and the other entities and the gross revenue for each of the other entities. This review is for each of the last three fiscal years for which financial data is available.

Each of Ms. Ables, Mr. Boswell, Ms. Brock, Mr. Helmerich, and Ms. Stewart serve or have served on boards of directors or as officers of companies with which we have done business in the last three years. When evaluating the independence of Ms. Ables, Mr. Boswell, Mr. Helmerich, and Ms. Stewart, the Board considered that each served as a director, and not an officer, of the other companies involved in the applicable transactions with the Company.

Mr. Boswell is the Chairman of the Board and Chief Executive Officer of Laramie Energy, LLC (“Laramie”). On January 11, 2022, Cimarex entered into a sub-lease of a portion of its office space in Denver, Colorado with Laramie. This space is no longer needed by the Company as it integrates its management team at Coterra’s headquarters in Houston, Texas. The sublease is for a term from March 1, 2022 through August 31, 2026, with rental payments to the Company of approximately $405,000 per year increasing to approximately $450,000 per year, payable monthly on a pro-rata basis. The Board reviewed this transaction with Laramie and concluded: (i) the transaction is proper and not material when compared to Coterra’s and Laramie’s consolidated gross revenues and anticipated revenues for the relevant periods; (ii) the transaction occurred in the ordinary course of business, at market rates and on arms’ length terms; (iii) the Board does not review or approve office leases or subleases; and (iv) Mr. Boswell’s relationship with Laramie does not interfere with his independent judgment as a director of Coterra.

When determining the independence of Ms. Brock, the Board considered that Ms. Brock is the Chief Executive Officer of Aris Water, a publicly-traded growth-oriented environmental infrastructure and solutions company that owns, operates and designs crucial water midstream assets across key unconventional U.S. basins, including the Permian Basin. The Company’s 2022 payments to Aris Water represented approximately one percent of Aris Water’s consolidated gross revenues for 2022. The Board reviewed these transactions and concluded: (i) the transactions are proper and not material when compared to both the Company’s total costs and Aris Water’s gross revenues; (ii) the transactions occurred in the ordinary course of business and at arms’ length; (iii) the produced water disposal agreement governing such transactions was entered into before Cabot and Cimarex entered into the Merger Agreement and, as a result, was not reviewed or approved by the Board; and (v) Ms. Brock’s relationship with Aris Water does not interfere with her independent judgment as a director of Coterra.

In each case, the Board made a subjective determination that, because of the nature of the transactions, the director’s relationship with the other entity and the amount involved, no relationships exist that, in the opinion of the Board, would impair the director’s independence. Further, the Board has determined that all members of the Audit Committee, Compensation Committee and GSR Committee are independent.

Director Orientation and Continuing Education

Each new director appointed to fill a vacancy or elected at the annual meeting of shareholders undergoes an orientation program immediately upon joining the Board. The program adopted by the Company includes in-person meetings with the Chair and the CEO and other key officers to discuss Company business and strategy, review of a comprehensive director handbook that encompasses all Board policies and procedures and corporate documents, access to the Board’s portal containing all past board meeting materials and a briefing by the Corporate Secretary as to the legal requirements and obligations of Board membership. New directors will typically attend Board committee meetings for committees on which they do not serve for a period of time to familiarize themselves with the areas of responsibility of each committee.

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All of our directors are encouraged to pursue continuing education opportunities for directors of public companies, generally, and the Company will reimburse directors for reasonable expenses incurred in connection with one such continuing education program each year. Ms. Stewart, our former independent Lead Director and the Chair of the Environmental, Health & Safety Committee, and Ms. Vallejo, Co-Chair of the GSR Committee, received the National Association of Corporate Directors Director Certification (NACD.DC) in 2021. NACD.DC is the premier director designation available in the United States and consists of three components: study and education, an exam and ongoing professional development in the field of corporate governance.

Director Succession

Our GSR Committee engages in regular director succession planning as part of its duty to oversee the composition and effectiveness of the Board and its committees. Regular succession planning allows the GSR Committee to nominate qualified candidates for annual shareholder elections and to fill vacancies created upon the planned or unplanned departure of sitting directors or upon increasing the size of the Board to meet additional needs of the Board. In its succession planning activities, the GSR Committee reviews annual Board and committee self-assessments, reviews a Board skills matrix of identified skills for each director and for the effective functioning of the Board, tracks director tenure and expected director departures and engages in various director recruitment activities. The Board does not have a mandatory retirement policy.

BOARD OF DIRECTORS LEADERSHIP STRUCTURE

Chairman of the Board: Duties and Responsibilities	Lead Director: Duties and Responsibilities

•  Preside over Board meetings.

•  Approve agenda for Board meetings with input from the Lead Director.

•  Facilitate and participate in formal and informal communications with and among Directors.

•  Call special meetings of the Board.

•  Preside over shareholder meetings.

•  Preside over all Board meetings at which the Chairman of the Board is not present.

•  Solicit agenda items from non-management directors, review Board meeting agenda, and provide input to the Chairman of the Board on agenda and Board meterials.

•  Call meetings of non-management Directors and, as appropriate, set the agenda.

•  Preside over all meetings of non-management directors and over all executive sessions of non-management directors.

•  Act as liaison between the Chairman and the directors and facilitate communication among the full Board.

•  Review shareholder communications directed to the Board and take appropriate action.

•  Retain outside advisors and consultants, who report directly to the Board on Board-wide issues.

Chairman of the Board

The Board believes having a combined Chairman/CEO and a Lead Independent Director, who have the duties described above, best serve the interests of our shareholders because this structure provides an appropriate balance between strategy development and independent oversight of management.

Mr. Dinges served as the Executive Chairman of the Board of the Company from the closing of the Merger with Cimarex on October 1, 2021 until the expiration of his term on December 31, 2022 in accordance with the Merger Agreement. He served as Chairman, President and Chief Executive Officer until the closing of the Merger on October 1, 2021.

Mr. Jorden began serving as Chief Executive Officer and President of the Company effective on the closing of the Merger on October 1, 2022. Following the expiration of Mr. Dinges’s term as Executive Chairman on December 31, 2022, the Board appointed Mr. Jorden as Chairman of the Board effective January 1, 2023.

Our Corporate Governance Guidelines contain strong checks and balances regarding the roles, or combined roles, of CEO and Chair. Those provisions include the requirement that only non-employee directors serve on committees of the Board (other than the Executive Committee), and the requirement that a substantial majority of the directors be independent, as discussed above under “Director Independence.” All of our directors, other than Mr. Dinges and Mr. Jorden, are independent.

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Lead Independent Director

The Chairman is joined in the leadership of the Board by our Lead Independent Director, who ordinarily is nominated by the GSR Committee and elected by the non-employee directors. Pursuant to the Merger Agreement, the Company agreed that, until the Company’s 2024 annual meeting of shareholders, the Board shall have a lead independent director who shall be (i) a continuing Cimarex director at any time when the Chair of the Board is a continuing Cabot director and (ii) a continuing Cabot director at times that the Chair of the Board is a continuing Cimarex director. Pursuant to this arrangement, Ms. Stewart served as the Lead Independent Director from the closing of the Merger on October 1, 2021 until December 31, 2022 when Mr. Jorden was elected as Chairman. Because Mr. Jorden is a continuing Cimarex director, the Board appointed Mr. Boswell as Lead Independent Director effective January 1, 2023. Mr. Boswell is a continuing Cabot director.

BOARD MEETINGS AND COMMITTEES

The Board of Directors held four regularly scheduled and five special meetings during 2022. All directors attended at least 75 percent of the meetings of the Board of Directors and of the committees on which they served that were held during the period that the directors served.

The Company’s policy is that it expects all members of the Board of Directors to attend the Company’s annual meeting of shareholders. In 2022, all of the members of the Board attended the annual meeting.

Committee Membership

Information on each of the Board’s standing committees as of the date hereof is discussed below. The charters of Board committees can be found on the Company’s website at www.coterra.com. The following is a summary of the composition of each of the standing committees during 2022 and through the date of this proxy statement:

Committees	Independent?	2022 Meetings	Dinges	Jorden	Ables	Boswell	Brock	Eckley	Helmerich	Stewart	Watts	Vallejo
Governance & Social Responsibility	Yes	4								-
Audit	Yes	4
Compensation	Yes	7
Environment, Health & Safety	Yes	4
Executive	No	1

COMMITTEE CHAIR OR CO-CHAIR

MEMBER OF COMMITTEE

Committee Responsibilities

Governance and Social Responsibility Committee

The function of the GSR Committee is to assist the Board in fulfilling its responsibility to the shareholders by:

•	Overseeing, and assisting the Board with, the Company’s efforts with respect to socially responsible operations, programs and initiatives not otherwise delegated to another committee of the Board and the reporting or public disclosure of such efforts by the Company;
•	Identifying qualified individuals to become Board members and assisting the Board in determining the composition of the Board and its committees;
•	Assessing Board and committee effectiveness;
•	Developing and implementing the Company’s corporate governance guidelines; and
•	Taking a leadership role in shaping the corporate governance of the Company.

In accordance with its charter, the GSR Committee has adopted minimum criteria for Board membership, which are discussed in more detail at “Director Nominations and Qualifications” above.

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Audit Committee

The function of the Audit Committee is to assist the Board in overseeing:

•	The integrity of the financial statements of the Company;
•	The compliance by the Company with legal and regulatory requirements;
•	The independence, qualifications, performance and compensation of the Company’s independent auditors; and
•	The performance of the Company’s internal audit function.

The Audit Committee Charter provides that the Audit Committee shall pre-approve all audit, review or attest engagements and permissible non-audit services, including the fees and terms thereof, to be performed by the independent auditors, subject to, and in compliance with, the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 and the applicable rules and regulations of the SEC. The Audit Committee has delegated to each member of the Audit Committee authority to pre-approve permissible services to be performed by the independent auditors. Decisions of a member to pre-approve permissible services must be reported to the full Audit Committee at its next scheduled meeting.

Each member of the Audit Committee satisfies the financial literacy and independence requirements of the NYSE listing standards. The Board has also determined that each member of the Audit Committee meets the requirements of an “audit committee financial expert” as defined by the SEC.

Compensation Committee

The function of the Compensation Committee is to:

•	Review and approve corporate goals and objectives relevant to the CEO’s compensation, evaluate the CEO’s performance in light of those goals and objectives, and determine, subject to ratification by the Board, the CEO’s compensation level based on this evaluation;
•	Provide counsel and oversight of the evaluation and compensation of management of the Company, including base salaries, incentive compensation and equity-based compensation;
•	Review and report to the Board on CEO and executive officer succession planning;
•	Discharge any duties imposed on the Compensation Committee by the Company’s incentive compensation and equity-based compensation plans, including making grants;
•	Evaluate the independence of, and retain or replace any compensation consultant engaged to assist in evaluating the compensation of the Company’s directors, CEO and other officers and to approve such consultant’s fees and other terms of retention; and
•	Review the annual compensation of the directors.

Environment, Health & Safety Committee

The function of the Environment, Health & Safety (“EHS”) Committee is to assist the Board in providing risk oversight and support of the Company’s policies, programs and initiatives on the environment, health and safety. Among other things, the EHS Committee:

•	Oversees the Company’s climate change and sustainability policies and programs and the reporting and public disclosure thereon;
•	Monitors environmental matters and trends in such matters that affect the Company’s activities and performance;
•	Reviews the Company’s compliance with environmental, health and safety laws and regulations, including:
•	management and responses to environmental releases
•	safety incidents, statistics and outcomes and the Company’s responses
•	the Company’s assessment of and responses to pending legislative and regulatory efforts
•	initiatives and training designed to improve EHS performance
•	Consults with the Board and internal and external advisors regarding the management of the Company’s EHS programs; and
•	Oversees and reviews all external disclosures regarding the Company’s EHS and sustainability data and programs.

The EHS Committee also reviews comparisons of our safety performance with established benchmarks, such as the Bureau of Labor Statistics (BLS), American Exploration and Production Council (AXPC) and the Independent Producers EHS Managers Forum. This allows the Board to assess safety performance on a continuous basis and provides the governance structure to ensure our programs are effective for providing a safe working environment for our employees.

Executive Committee

The function of the Executive Committee is to exercise all power and authority of the Board of Directors in the event action is needed between regularly scheduled Board meetings and a meeting of the full Board is deemed unnecessary, except as limited by the Company’s bylaws or applicable law. The Executive Committee met once during 2022 and all members were in attendance.

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BOARD’S OVERSIGHT OF RISK MANAGEMENT

Board of Directors

•	Responsible for oversight of risk management, including operational, financial, reputational, climate change, cybersecurity, information technology and other risks
•	Regularly holds discussions regarding risks faced by the Company throughout the year
•	Hears a report from the Audit Committee Chair regarding the activities of the Audit Committee at each regular Board meeting
•	Oversees environmental, social and governance risks, policies and practices by hearing reports from the EHS Committee (which is devoted solely to health, safety and environmental oversight) and the GSR Committee at each regular quarterly meeting, and acts collectively as a Board to review risks in these areas

Audit Committee	Environment, Health & Safety Committee	Governance and Social Responsibility Committee

•   Reviews with management and the Company’s internal auditors the Company’s major financial exposures and the steps management has taken to monitor and control those exposures

•   Reviews at least annually the Company’s policies and guidelines concerning financial risk assessment and financial risk management, with the assistance of the internal auditors, KPMG LLP

•   Reviews results of KPMG’s risk review and of the internal audit throughout the year

•   Oversees the Company’s cybersecurity policies, practices and performance as they relate to financial risk exposures

•   Oversees the Company’s climate change and sustainability policies and programs and provides recommendations on the related reporting and public disclosures

•   Monitors and reviews environmental matters and trends that affect the Company’s activities and performance, including the efficient use of resources, energy sustainability, climate change, and environmental protection

•   Oversees the Company’s environmental, health and safety policies, practices and performance, including reviewing incidents, responses and statistics, as well as training and initiatives designed to improve performance in these areas

•   Oversees the Company’s policies, programs and initiatives that relate to issues of public concern, such as socially responsible business conduct, human rights, diversity, philanthropy, and community involvement

•   Monitors the Company’s corporate reputation

•   Supports the Company’s actions to be a good and welcome citizen in the communities in which it operates, while furthering the Company’s long-term business objectives

Internal Auditor, KPMG LLP
•	Conducts a process of assessing major risks, including management interviews, and presents and discusses its conclusions with the Audit Committee to help identify areas of concern and develop the internal audit plan

Management
•	Reports to the Board at least annually regarding its assessment of risks that could have a significant impact on the Company and possible mitigation strategies
•	Periodically presents to the Board an in-depth analysis of a top risk identified in the annual enterprise risk management process
•	Provides periodic reports to the Audit Committee on areas of potential exposure, including litigation, commodity price hedging, liquidity and capital resources, financial reporting and disclosures, and regulatory risks
•	Compiles reports for the Audit Committee regarding compliance with our Code of Business Conduct and Ethics

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Cybersecurity Risk Oversight

Cybersecurity preparedness is an area of increasing focus for our Board, the Audit Committee, and our management team, particularly as our operations increasingly rely on digital technologies. The Audit Committee receives a quarterly update from the Company’s Vice President – Information Technology regarding cybersecurity and information security risks, including the nature of threats, defense and detection capabilities, incident response plans and employee training activities, among others, as applicable.

CODE OF BUSINESS CONDUCT AND ETHICS

Every director, officer and employee is required to comply with the Company’s Code of Business Conduct and Ethics, or Code of Conduct. The purpose of the Code of Conduct is to promote honest and ethical conduct and compliance with the law. Any suspected violations of applicable laws, rules or regulations, the Code of Conduct, or unethical business practices may be reported through use of the Company’s confidential telephonic hotline at (877) 813-9101 or online at www.coterra.ethicspoint.com. The full text of the Code of Conduct can be found on the Company’s website at www.coterra.com.

Any waiver of the Code of Conduct for non-executive officers or employees may be granted by the Company’s Chief Executive Officer, General Counsel, Chief Financial Officer, or Chief Human Resources Officer. Any waiver of the Code of Conduct for directors or executive officers may be granted only by the Board of Directors or by the GSR Committee, subject to the disclosure and other provisions of the Securities Exchange Act of 1934, as amended, the rules promulgated thereunder and the applicable rules of the NYSE. In case a waiver is granted to a director or executive officer, the notice of the waiver shall be posted on the Company’s website, www. coterra.com, within four business days of the vote by the Board of Directors or shall be otherwise disclosed as required by applicable law or NYSE rules. Notices of waivers posted on the website shall remain there for a period of 12 months and shall be retained in our files as required by law.

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COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

This Compensation Discussion and Analysis (“CD&A”) describes our compensation philosophy, objectives, policies and practices in place during 2022. Many of the decisions made by the Compensation Committee of the Board of Directors of the Company were the result of the merger with Cimarex Energy Co. (“Cimarex”) on October 1, 2021 (the “Merger”), pursuant to the Agreement and Plan of Merger among Cabot Oil & Gas Corporation (“Cabot”) Double C Merger Sub, Inc. and Cimarex, dated May 23, 2021 (the “Merger Agreement”). The closing of the Merger in the fourth quarter of 2021 resulted in certain changes to the Company’s compensation programs. This CD&A also discusses certain actions taken by our Committee after the Merger with respect to the legacy Cimarex executive officers, as contemplated by the Merger Agreement, and certain legacy Cabot executive officers, as well as the Compensation Committee’s early 2023 executive compensation decisions.

This CD&A focuses on the compensation of our Chief Executive Officer, our Chief Financial Officer, our three other most highly compensated executive officers for 2022 (the “NEOs”), including our Executive Chairman through December 31, 2022 (who was formerly our Chairman, President and Chief Executive Officer prior to the Merger), namely:

Thomas E. Jorden	Chief Executive Officer and President
Scott C. Schroeder	Executive Vice President and Chief Financial Officer
Dan O. Dinges	Executive Chairman through December 31, 2022 (former Chairman, President & Chief Executive Officer prior to October 1, 2021)
Stephen P. Bell	Executive Vice President, Business Development
Christopher Clason	Senior Vice President, Chief Human Resources Officer

Mr. Dinges and Mr. Schroeder were executive officers of Cabot prior to the Merger and this CD&A will sometimes refer to them collectively as “legacy Cabot NEOs.” Mr. Jorden, Mr. Bell and Mr. Clason were executive officers of Cimarex prior the Merger and this CD&A will sometimes refer to them collectively as “legacy Cimarex NEOs.”

Our compensation plans and practices are designed to align the financial interests of our NEOs with the financial interests of our shareholders. To that end, we provide our NEOs with a competitive base salary, an annual cash bonus opportunity based on the achievement of specific goals aligned with shareholder value creation and long-term incentives tied to long-term total shareholder return and annual cash flow attainment. In 2022 the level of at-risk pay for the NEOs ranged from 86 percent to 91 percent of the total annual compensation opportunity, with our CEO having the highest level of at-risk pay of the NEOs.

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2022 Compensation Highlights

•	No salary or target bonus increases for the CEO and Executive Chairman. In February 2022, the Compensation Committee approved no salary or target bonus increases for the CEO and Executive Chairman and provided market-based adjustments for other NEOs who had not received salary increases since 2019.
•	CEO received 100 percent of his long-term incentive (“LTI”) equity awards in the form of relative Total Shareholder Return (“TSR”) Performance Awards. In order to align our CEO’s compensation with ongoing performance of the combined company, the Compensation Committee granted 100 percent of the long-term incentive awards in the form of PSUs.
•	Annual cash incentive bonus for NEOs were scored at 143 percent of target; The Compensation Committee exercised negative discretion to decrease NEO STI awards ranging from 100 percent to 125 percent of target. In determining its discretion, the Compensation Committee considered Mr. Jorden’s annual review of the Company’s performance, including strong progress in integrating the legacy businesses and management teams, offset by the lack of progress to offset inflationary pressures, as well as share price performance and the overall macro-economic environment. Based on Mr. Jorden’s recommendation to the Compensation Committee, the net impact of these and other considerations was to exercise negative discretion and reduce the overall STI payout from 143 percent of target as calculated from the results of the 2022 STI goals to 125 percent of target. Following the Merger and during 2022, Mr. Jorden led a senior leadership review of the Company’s operations, organization and assets as part of the integration process, which resulted in, among other things, the previously disclosed downward adjustment to our reserves estimates. Given the results of the reserves review, Mr. Jorden and Mr. Dinges asked the Committee to pay their respective 2022 bonuses at no more than target. The Compensation Committee, after fulsome discussion with all independent directors in executive session, determined that paying their bonuses at target (rather than at 143 percent of target based on performance compared to the 2022 STI goals or 125 percent of target after the Compensation Committee’s exercise of negative discretion for the economic reasons noted) was appropriate under the circumstances.
•	Change-in-control agreement for Executive Chairman and former CEO modified to eliminate tax gross-up provision. In response to the recommendation by a proxy advisory firm to vote against our 2022 say-on-pay proposal, the shareholder vote on executive compensation at the 2022 annual meeting of shareholders, and shareholder outreach, in order to align with governance best practices and respond to feedback from shareholders, the Company and Mr. Dinges agreed to eliminate the excise tax gross-up provision of his change-in-control agreement. No tax gross-up payments were made by the Company in connection with the Merger.
•	Engaged with shareholders to solicit feedback on executive pay programs. In connection with our 2022 annual meeting and on an ongoing basis throughout 2022, we engaged in shareholder outreach to understand our shareholders’ perspective on our executive compensation program. As a result, we eliminated Mr. Dinges’s excise tax gross-up provision and enhanced dislcoures concerning our compensation and governance matters. See “Aligning 2022 Compensation Program with Best Practices—Shareholder Outreach and Response” and “Potential Payments Upon Termination or Change in Control—Change-in-Control Agreements” below.

ALIGNING 2022 COMPENSATION PROGRAM WITH BEST PRACTICES

In February and March 2022, the Compensation Committee adopted Coterra’s first post-Merger executive compensation program. The 2022 executive compensation program is designed to align with governance best practices, shareholder expectations and Coterra’s business strategy as a combined company. The highlights of the 2022 executive compensation program include the following:

•	Aligned short-term incentive plan metrics with Coterra’s value proposition communicated to shareholders when seeking approval of the Merger
•	Focused incentives on return on invested capital, free cash flow, and ESG goals related to emissions reduction targets
•	Reduced the overall maximum plan payout from 250 percent to 200 percent of target
•	Removed the conditional multiplier from the short-term incentive calculation
•	Granted at least half of the value of annual long-term incentives in the form of performance-based awards
•	Added two broad market indices to executives’ long-term performance awards that are based on relative TSR, reflecting Coterra’s willingness to compete with investment dollars across industries
•	Capped relative TSR award payout at 100 percent of target if Coterra’s TSR is negative over the performance period
•	Increased rigor of long-term performance goals to require above median (55th percentile) relative TSR performance required to receive target payout
•	Adopted three-year cliff vest on time-based RSUs, strengthening retention and alignment with shareholders

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Shareholder Outreach and Response

For 2019 through 2021, we have received over 94 percent support from shareholders on our say-on-pay vote. In 2022, we received 74 percent support from shareholders, and in response, we engaged with shareholders to solicit feedback:

Who we contacted and engaged	What we heard	How we responded

•  Contacted our 30 largest shareholders, representing 67 percent of our outstanding shares

•  Received responses from nine shareholders, representing 33 percent of our outstanding shares

•  Held calls with the five shareholders who requested engagement, representing 10 percent of our outstanding shares

•  Limited concern about the one remaining tax gross up provision

•  General agreement with our compensation approach to STI metrics

•  Discussion of ESG matters used in compensation metrics and disclosures

• Removed remaining excise tax gross-up • Enhanced disclosure concerning our use of ESG metrics • Enhanced disclosure of ESG and human capital matters in our 2022 Sustainability Report

OVERVIEW OF OUR COMPENSATION PROGRAM

Philosophy and Objectives of Our Compensation Program

Following the closing of the Merger on October 1, 2021, the Compensation Committee began to build an integrated and aligned set of compensation programs for Coterra NEOs. That integration continued into 2022. Based on requirements of the Merger Agreement, our NEOs continued to participate in some of their respective legacy company’s programs until full integration was completed in late 2022.

The Compensation Committee oversees an executive compensation program designed to attract, retain, and engage highly qualified executives and to capture value for shareholders. The primary objectives of our compensation program are:

•	To align executive compensation with our business strategy;
•	To attract, retain, and engage talented executives;
•	To encourage management to create sustained value for the shareholders while managing inherent business risks; and
•	To support a long-term performance-based culture throughout the Company.

We achieved these objectives in 2022 by:

•	Assigning in excess of 86 percent of NEO compensation to at-risk, performance-based incentive opportunities;
•	Tying incentive plan metrics and goals to shareholder value priorities; and
•	Having balanced, open and objective reviews of goals and performance.

Our Compensation Practices

The following practices and policies in place in 2022 ensured that our executives’ compensation was aligned with shareholders’ interests.

What we do:
For 2022, added emissions reductions target metrics to the short-term incentive program
Emphasis on long-term, performance-based equity compensation
Short-term incentive compensation based on disclosed performance metrics (with payout caps) including operational, financial and returns metrics
Provide for “double trigger” cash payouts in change-in-control agreements
Substantial stock ownership and retention requirements for executive officers and directors
Clawback policy
Hold annual advisory “say-on-pay” vote
Only independent directors on Compensation Committee
Use an independent compensation consultant
What we don’t do:
No vesting periods of less than three years for equity awards issued in February 2022, other than pro-rata vesting for transitioning officers
No hedging or pledging of company stock by executive officers or directors
No excise tax gross-ups for executive officers after amendment of change in control agreement with former CEO and expiration of last agreement with tax gross-up provision without making any gross-up payments
No vesting of equity awards after retirement if competing with Company
No re-pricing or discounting of options or stock appreciation rights (“SARs”)
No performance metrics that would encourage excessive risk-taking

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ELEMENTS OF OUR COMPENSATION PROGRAM DESIGNED TO SUPPORT PAY AND PERFORMANCE ALIGNMENT

In 2022 we used various elements of executive compensation, with an emphasis on variable compensation and long-term incentives, a large portion of which is considered at-risk. The elements of executive compensation utilized in 2022 are presented in the table below and discussed in more detail later in the CD&A.

Element	Form and Timing of Payout	Purpose	How We Determine Amount
Base Salary	Paid in cash throughout the year	Compensate fairly for position, experience, expertise and competencies.	Base salaries of executive officers, in the aggregate, are determined using the compensation peer group median for reference, taking into account the competitive environment, as well as the experience and accomplishments of each executive.
Annual Cash Incentive Awards	Paid in cash after the year has ended and performance has been measured	Motivate and reward achievement of results against a set of business and individual goals.	Annual cash incentive opportunities are established as a percentage of base salary and are targeted to approximate average industry cash incentive percentage levels for comparable executive positions. Annual payout is determined by comparing actual performance during prior year to established performance metrics and goals. The Compensation Committee retains authority to exercise negative discretion in determining the total cash incentive pool.
Long-Term Incentive Awards	60 percent- 100 percent relative TSR performance shares payable in stock (and cash for achievement over target) Cliff vest three years from the grant date	Promote alignment of executive decisions with shareholder interests through performance awards where value varies with Company stock performance relative to a peer group over a three-year performance period and the Company’s stock price at the end of that period.	The value of equity awards is based on individual and Company circumstances including executives performing multiple roles and a smaller executive team than peers. Payout for TSR performance awards up to 200 percent for top performance, with a payout cap at target in the event TSR is negative.
	0 percent-40 percent time based restricted share units payable in stock Cliff vest three years from the grant date	Aligns interests of executives and shareholders while promoting retention.	The value of equity awards granted to executive officers, in aggregate, is generally targeted at competitive pay levels using the median of the peer group for reference, although individual and Company circumstances may influence the award amounts.

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EXECUTIVE COMPENSATION

We believe our executive compensation policies and programs effectively served the interests of the shareholders and the Company in 2022. The Compensation Committee has worked to devise, manage and provide an executive compensation program that is designed to meet its intended objectives and contribute to the Company’s overall success.

2022 Committee Activity

At its February 2022 meeting and periodically throughout the year, the Compensation Committee referenced competitive market study data of the compensation peer group prepared by FW Cook, the Compensation Committee’s independent compensation consultant. Based on the data and the CEO’s recommendations with respect to the other officers, the requirements of the Merger Agreement that compensation opportunities not be reduced for one year after the October 1, 2021 closing of the Merger and the employment agreements entered into by Mr. Jorden and Mr. Dinges in connection with the Merger, the Compensation Committee determined 2022 salaries, bonus payouts for 2021 performance, and the 2022 annual grant of long-term incentive awards for the executive officers. A detailed discussion of each item of compensation can be found below under “2022 Compensation Decisions.”

Also at its February 2022 meeting, and prior to making any compensation decisions, the Compensation Committee reviewed a detailed analysis of equity awards and their retentive value for each NEO. Over the course of the year, the Compensation Committee reviewed each element of compensation for the NEOs, including elements of total direct compensation and payments upon severance or change-in-control, as well as other benefits and perquisites. Lastly, at the February 2022 meeting, the Compensation Committee and the Board of Directors discussed and approved the 2022 performance criteria for the 2022 annual cash bonus plan.

PEER GROUP

In February 2022, the Compensation Committee approved a new compensation peer group to better reflect the size, operations and market of Coterra following the closing of the Merger. The Compensation Committee also approved a new performance peer group (the “Stock Performance Group”) for the February 2022 relative TSR performance awards comprised of the same companies that were selected for the compensation peer group plus two indices: the SPDR S&P Oil and Gas Exploration and Production ETF Index and the S&P 500 Industrials Index. The new compensation peer group for 2022, is as follows (new peer companies in bold):

Antero Resources Corporation	EQT Corporation
APA Corporation	Hess Corporation
Chesapeake Energy Corporation	Marathon Oil Corporation
Continental Resources, Inc.(1)	Occidental Petroleum Corporation
Devon Energy Corporation	Ovintiv Inc.
Diamondback Energy, Inc.	Pioneer Natural Resources Company
EOG Resources, Inc.

(1)	Continental Resources, Inc. was taken private in fourth quarter 2022 and was removed from both the Company’s Stock Performance Group and its compensation peer group.

2022 COMPENSATION DECISIONS

Base Salary

The Compensation Committee believes base salary is a critical element of executive compensation because it provides executives with a base level of income. In February 2022, base salary for all executive positions was reviewed by the Compensation Committee. Individual salaries in 2022 took into account our established salary practices and our current salary budget; the individual’s levels of responsibility, contribution and value to the Company; individual performance; prior relevant experience; breadth of knowledge; internal and external pay equity issues; and, with respect to Mr. Jorden and Mr. Dinges, their employment agreements entered into in connection to the Merger.

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Name	Title	2021 Base Salary	2022 Base Salary
Mr. Jorden	Chief Executive Officer and President	$1,125,000	$1,125,000
Mr. Schroeder	Executive Vice President and Chief Financial Officer	$629,000	$667,000
Mr. Dinges	Executive Chairman	$1,100,000	$1,100,000
Mr. Bell	Executive Vice President, Business Development	$554,000	$554,000
Mr. Clason	Senior Vice President, Chief Human Resources Officer	$460,000	$483,000

Effective upon the closing of the Merger on October 1, 2021, Mr. Dinges resigned as President and Chief Executive Officer and became the Executive Chairman of the Company, under the terms and base salary established in the Dinges Agreement. His base salary was to remain the same as for his prior role for the duration of the Dinges Employment Period. See “Merger-Related Compensation Decisions—Compensation Arrangements with Dan O. Dinges” below.

Annual Cash Incentive Bonus

The annual cash incentive bonus opportunity provides the NEOs, as well as other executives and key employees, with an incentive in the form of an annual cash bonus to achieve overall business goals. Annual bonus opportunities are based on metrics and performance goals that are of primary importance to the Company during the coming year and motivate executives to achieve those goals.

Upon completion of each fiscal year, the level of achievement of each of the metrics established for the bonus plan for that year is calculated using the actual results for the bonus plan fiscal year. The calculation yields a potential overall bonus pool payout, stated as a percentage of target. The CEO makes recommendations to the Compensation Committee for annual bonuses to be paid to each executive officer (other than the CEO), based on the formulaic output for the total bonus pool, with individual performance adjustments recommended by the CEO. The Compensation Committee references both the CEO’s recommendations and the formula output in determining the bonuses to be paid to the NEOs other than the CEO. The Compensation Committee also retains discretion to take into account the effect on the bonus metrics of unanticipated factors, such as acquisitions and divestitures or changes in laws or regulations or their interpretation, which are not part of establishing the target metrics because the Company cannot budget for these events, when arriving at the approved total bonus pool. When acquisition or divestiture activity occurs, for example, the Compensation Committee assesses its impact and exercises discretion to adjust for the impact on the overall bonus pool. The Compensation Committee will determine the total bonus pool payout, but individual awards can vary from the payout, at the discretion of the Compensation Committee. The Compensation Committee will also take into account the formulaic output in determining the CEO’s bonus payout, along with Company and individual performance, as discussed further below.

2022 Bonus Opportunity

For 2022, the bonus opportunity for each NEO was as follows:

Executive	Title	Target Bonus (% of Salary)	Target Bonus Value
Mr. Jorden	Chief Executive Officer and President	130%	$1,462,500
Mr. Schroeder	Executive Vice President and Chief Financial Officer	110%	$733,700
Mr. Dinges	Executive Chairman	130%	$1,430,000
Mr. Bell	Executive Vice President, Business Development	100%	$554,000
Mr. Clason	Senior Vice President, Chief Human Resources Officer	100%	$483,000

2022 Performance Metrics and Goals

The 2022 bonus plan was designed by the Compensation Committee to incentivize desired outcomes for Company performance by using measurable, value-generating metrics, that when achieved at target or higher levels, are additive to shareholder value and returns. Over the last several years, the Compensation Committee adjusted the bonus plan metrics to reduce the emphasis on growth of production and reserves, which had been the core tenets in the industry for many years, and increase the focus on financial and returns metrics, as requested by the investment community. The 2022 bonus opportunity metrics and weighting for the NEOs were as follows:

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Coterra 2022 Executive Annual Cash Incentive Performance Metrics

	Metrics
Goals and Objectives	Weight	Threshold (50%)	Target (100%)	Max (200%)
ROIC(1)	30%	25%	50%	75%
Annual Production Guidance (MBOE/day)(2)	25%	n/a	615	630
Free Cash Flow	20%	$2,700MM	$2,950MM	$3,200MM
Drilling cost measured $/Foot	10%	$909	$891	$873
Green House Gas Intensity (Metric Tons [MT] CO2e/MBOE)	5%	6.679	5.942	5.204
Methane Intensity (MT CH4/MT CH4)(%)	5%	0.042%	0.038%	0.033%
Flare Intensity (MMCF/MMCF)(%)	5%	0.146%	0.131%	0.118%
TOTAL	100%

(1)	Achieve a good return on invested capital, rate of return (ROR) using “fully burdened” costs for drilling, completion, facilities, infrastructure, land and overhead costs (run at $55/oil and $2.75/gas).
(2)	Zero bonus contribution until Target goal is achieved. Target achievement delivers 100 percent bonus contribution.

In February 2022, the bonus metrics and performance goals were established with the target level of performance (100 percent) based on the operating budget approved in February by the Board of Directors. The performance goals for no payout (zero percent) and a payout at 200 percent of target for each metric were also created at that time.

Determination of 2022 Bonus Payout

The following table provides details of the level of achievement of the 2022 annual cash incentive performance metrics reviewed and approved by the Compensation Committee on February 20, 2023.

Metrics 2022 Results Goals and Objectives Weight Threshold (50%) Target (100%) Max (200%) Financial/ Operational Results Comments Funding Weighted Funding ROIC(1) 2022 ROIC reached our target goal of 50% after tax rate of return (fully-burdened for all costs indicated) at $55/bbl and $2.75/mcf. This was primarily driven by strong well performance and partially offset by increasing capital costs due to inflation. 100% 30% Annual Production Guidance (MBOE/ day)(2) 2022 annual production exceeded the upper end of our max goal of 630 MBOE/day. This performance was driven by a combination of project timing and well productivity improvements. 200% 50% Free Cash Flow(3) 2022 annual free cash flow was above the max goal of $3.2 Billion. This was due to higher than forecasted commodity prices, partially offset by higher capital investments due to inflation. 200% 40% Drilling cost measured $/Foot 2022 total company average drilling cost $/foot was above our threshold allowable cost goal. The miss on cost performance was due to inflation. 0% 0%

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Metrics 2022 Results Goals and Objectives Weight Threshold (50%) Target (100%) Max (200%) Financial/ Operational Results Comments Funding Weighted Funding Green House Gas Intensity (Metric Tons [MT] CO2e/ MBOE) 2022 GHG intensity was between our target and max goals. This improvement was driven by electric compression installations and utilization of an electric hydraulic fracturing fleet instead of the usual diesel fleet. 167% 8% Methane Intensity (MT CH4/MT CH4) (%) 2022 methane intensity achieved our target goal. The main drivers of reduction were instrument air installations, well liquid unloading management practices, and combustion of gas when drilling out plugs. 100% 5% Flare Intensity (MMCF/MMCF)(%) 2022 flare intensity reduction was better than our max goal. This was driven by improved flare management practices around curtailment events. 200% 10% TOTAL 100% TOTAL STI SCORE YTD 143%

(1)	For 2022 annual cash incentive performance metric purposes, ROIC is not a measure calculated in accordance with generally accepted accounting principles (GAAP) and is not based on any standardized methodology prescribed by GAAP. As a result, it is not necessarily comparable to similarly titled measures presented by other companies. ROIC is not calculated from Coterra’s financial statements and should be considered in addition to, and not as a substitute for, other financial measures prepared in accordance with GAAP. It is a present value index discounted at 10%, calculated by dividing the net present value of certain cash flows by the present value of capital investments plus a constant value.
(2)	Zero bonus contribution until target goal is achieved. Target achievement delivers 100 percent bonus contribution.
(3)	Free Cash Flow is defined as cash flow from operating activities excluding changes in assets and liabilities less cash paid for capital expenditures. Free Cash Flow is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or net income, as defined by GAAP, or as a measure of liquidity.

As noted in the table above, the short term incentive (“STI”) annual cash incentive bonus payouts for NEOs were scored at 143 percent of target. In February 2023, the Compensation Committee approved the level of performance against the STI performance metrics approved by the Compensation Committee in February 2022 based on actual achievement during 2022. In addition to these outcomes, the Compensation Committee considered Mr. Jorden’s annual review of the Company’s 2022 performance including strong progress in integrating the legacy businesses and management teams, offset by the lack of progress to offset inflationary pressures, as well as share price performance and the overall macro-economic environment. Upon Mr. Jorden’s recommendation to the committee, the net impact of these and other considerations was to exercise negative discretion and reduce the overall STI payout from 143 percent of target as calculated from the results of the 2022 STI goals to 125 percent of target.

2022 Bonus Considerations for Our CEO and Former Executive Chairman

Following the Merger and during fiscal year 2022, Mr. Jorden led a senior leadership review of the Company’s operations, organization, and assets as part of the integration process, which resulted in, among other things, the previously disclosed downward adjustment to our reserves estimates. Given the results of the reserves review, Mr. Jorden and Mr. Dinges asked the Committee to pay their respective 2022 bonuses at no more than target.

The Compensation Committee, after fulsome discussion with all independent directors in executive session, determined that paying their bonuses at target (rather than at 143 percent of target based on performance compared to the 2022 STI goals or 125 percent of target after the Compensation Committee’s exercise of negative discretion for the economic reasons noted in the previous section) was appropriate under the circumstances.

Long-Term Incentive Awards

Our long-term equity incentive award program balances the short-term annual cash incentive program by focusing executive efforts on the activities and results that lead to long-term and sustainable shareholder value.

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In February 2022, the Compensation Committee awarded 100 percent of the CEO’s and 60 percent of each other NEO’s long-term incentive opportunity in the form of performance shares payable solely on the basis of our total shareholder return (TSR) relative to our industry peer group over a three-year performance period (see “—Long-Term Incentive Awards—TSR Performance Shares” and the “Grants of Plan-Based Awards” table below). The CEO’s 2022 long-term incentive opportunity was 100 percent performance shares because his 2021 LTI grants were delivered in the form of time-based awards as the combined company was merging annual LTI grant practices in 2021 and did not have an approved structure for the combined company in 2021.

In 2022, we awarded none of the CEO’s, and 40 percent of each other executive’s, long-term incentive value through time-based restricted shares (see “—Long-Term Incentive Awards—Time-Based Restricted Stock Units” and the “Grants of Plan-Based Awards” table below). The time-based shares vest 100 percent on the third anniversary.

Long-term incentives awarded to the legacy Cabot NEOs in 2022 were granted under the Prior Cabot Plan and all long-term incentives awarded to the legacy Cimarex NEOs in 2022 were granted under the Amended and Restated Cimarex Energy Co. 2019 Equity Incentive Plan (the “Prior Cimarex Plan”).

For 2022, the Compensation Committee approved the following target LTI grant values for the NEOs:

NEO	2022 PSU	2022 RSU	2022 Total LTI
	Target Value	Target Value	Target Value
Mr. Jorden	$10,000,000	$–	$10,000,000
Mr. Schroeder	$2,490,000	$1,660,000	$4,150,000
Mr. Dinges	$2,700,000	$1,800,000	$4,500,000
Mr. Bell	$1,800,000	$1,200,000	$3,000,000
Mr. Clason	$1,200,000	$800,000	$2,000,000

TSR Performance Shares

The Compensation Committee awarded performance shares based on the Company’s total shareholder return relative to that of its peers to provide a strong link between the performance of the executives and their pay. The Compensation Committee also determined that a relative comparison of performance against peers over a three-year period, as opposed to a single year, provides a better evaluation of how management performed under changing economic conditions. For these reasons, the Compensation Committee determined that TSR performance share awards are a good measure of performance versus the peer group and appropriately link stock performance and compensation. To allow for payouts in excess of target without excessive dilution or the need to reserve shares in excess of target, all payouts in excess of 100 percent of target are to be paid in the cash value of the shares. For additional information about the 2022 awards of TSR performance shares, see the table “Grants of Plan-Based Awards” below.

The Performance Shares Earned for such period, and the Common Stock issued and cash paid with respect to each Performance Share, shall be determined using the following scale:

Payout Level	Relative TSR Performance (Percentile Rank v. Peers)	Performance Shares Earned
Maximum	Greater than or equal to the 90th percentile	200%
Target	55th percentile	100%
Threshold	Greater than or equal to the 30th percentile	50%
Less than Threshold	Less than the 30th percentile	0%

If the Company’s TSR for the Performance Period is negative, then the Performance Shares Earned, as calculated in the above table, shall not exceed 100 percent of the Performance Shares, regardless of the Company’s actual percentile ranking in the Peer Group. For example: If (a) Company TSR for the Performance Period is -14 percent and (b) Company relative TSR performance is in the 75th percentile the Performance Shares Earned would be capped at 100 percent.

Dividend Equivalents

At the same time that the Company delivers the Performance Shares Earned, the Company will pay to the NEO an amount in cash equal to the dividends that would have been paid on each share of Common Stock underlying the Performance Shares Earned had such share been outstanding from the date of grant until the date shares and cash, if applicable, are delivered to the NEO.

Time-Based Restricted Stock Units

In February 2022, the Compensation Committee awarded to NEOs and other officers time-based restricted stock units (“RSUs”) payable in common stock that vest January 31, 2025 provided that such recipients remain continuously employed by the Company from the date of grant through and including the vesting date. Our time-based awards that vest based on continuous employment and the passage of time promote

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retention of executives. RSUs issued to legacy Cabot NEOs were made pursuant to the Plan and RSUs issued to legacy Cimarex NEOs were made pursuant to the Prior Cimarex Plan to preserve shares available under the Prior Cabot Plan.

Consistent with legacy Cimarex time-based restricted stock awards, dividends are paid on the awards to the legacy Cimarex officers when dividends are paid on the Company’s common stock. For additional information about the 2022 time-based awards, see the table “Grants of Plan-Based Awards” below.

Merger-Related Compensation Decisions

Compensation Arrangements with Dan O. Dinges

On May 23, 2021, Mr. Dinges entered into a letter agreement with Cabot (the “Dinges Agreement”) that is effective from the closing of the Merger on October 1, 2021, through the earlier of (1) December 31, 2022, or (2) the Chairman Succession Date (which is the date a new Chairman of the board is appointed) (the “Dinges Employment Period”). The Dinges Agreement provides that Mr. Dinges will be employed as Executive Chairman of the board and serve as a member of the board during the Dinges Employment Period. Under the terms of the Dinges Agreement, Mr. Dinges continued to receive an annual base salary of $1,100,000 and an annual cash incentive award with a target opportunity of 130 percent of his annual base salary, just as he received in his role as Chairman, President and Chief Executive Officer prior to the closing of the Merger. His annual long-term incentive award opportunity, however, was reduced from a grant date value of $9,000,000 in 2021 to a target grant date value of $4,500,000 in 2022, reflecting a reduction in the scope of his duties in his new role with Coterra. The letter agreement also provided that Mr. Dinges will also be provided employee benefits and perquisites no less favorable to those provided to Coterra executive officers during the Dinges Employment Period. Effective on the closing date of the Merger, the Company’s bylaws were amended to provide that Mr. Dinges may not be removed from his position as Executive Chairman during the Dinges Employment Period without an affirmative vote of at least 75 percent of the other members of the Coterra board. The letter agreement provided that if Mr. Dinges was terminated prior to or on the Chairman Succession Date, he will be entitled to the termination benefits provided under his existing change-in-control agreement with the Company, and any outstanding Coterra equity awards will be treated in accordance with the retirement provisions of the equity award agreements. In addition to Mr. Dinges’s existing perpetual confidentiality covenant in his change-in-control agreement, he agreed to be subject to one-year post-termination non-competition and non-solicitation covenants pursuant to the Dinges Agreement. The Dinges Agreement was amended in December 2022 to eliminate the requirement that the Company make Mr. Dinges “whole” for any excise tax applicable to payments to Mr. Dinges by the Company upon a change in control. Mr. Dinges’s employment with the Company terminated on December 31, 2022 when his term as Executive Chair expired and Mr. Jorden was elected as Chairman of the Board and, as a result, Mr. Dinges was entitled to the termination benefits under his change-in-control agreement. See “Change-in-Control Agreements” below for a more complete discussion of Mr. Dinges’s post-termination benefits.

Compensation Arrangements with Thomas E. Jorden

On May 23, 2021, Mr. Jorden entered into a letter agreement with Cabot (the “Jorden Letter Agreement”) with respect to the terms of his employment with the Company following the closing of the Merger. Under the terms of the Jorden Letter Agreement, Mr. Jorden is employed as the Company’s President and Chief Executive Officer and serves as a member of the board from the effective time of the Merger through the third anniversary thereof (October 1, 2024) or upon his earlier termination of employment (the “Jorden Employment Period”). During the Jorden Employment Period, Mr. Jorden will receive a base salary of $1,125,000, subject to review annually for increase but not decrease, will be eligible for an annual cash incentive award with a target opportunity of 130 percent of his annual base salary, will be granted annual long-term incentive awards with a target grant date value of $10,000,000, and was provided with relocation assistance and other employee benefits and perquisites no less favorable to those provided to other Coterra executive officers. Pursuant to the Jorden Letter Agreement, effective on the closing date of the Merger, the Company’s bylaws were amended to provide that Mr. Jorden may not be removed from his position as President and Chief Executive Officer or as a member of the board during the Jorden Employment Period without an affirmative vote of at least 75 percent of the other members of the Coterra board.

Mr. Jorden’s severance compensation agreement with Cimarex was assumed by Coterra and will remain in full force and effect during the Jorden Employment Period. The Jorden Letter Agreement also revised the definition of “good reason” under such agreement to also include a diminution of Mr. Jorden’s duties or responsibilities, authorities, powers or functions, the failure of the Coterra board to nominate him for election to the Board, a reduction in his annual long-term incentive award opportunity as described above, or a required relocation to any location other than Houston, Texas. Upon the expiration of the Jorden Employment Period, if Mr. Jorden’s employment with Coterra is continuing, then he and Coterra will enter into a change-in-control agreement that is consistent with, and no less favorable than, the change-in-control agreements then applicable to other executive officers of Coterra.

Subsequent to the Jorden Letter Agreement, on June 29, 2021, Mr. Jorden entered into a side letter agreement with Cimarex and Cabot (the “Jorden Side Letter”). The Jorden Side Letter provided that, notwithstanding the preexisting terms applicable to his Cimarex equity awards or anything to the contrary contained in the Merger Agreement, Mr. Jorden’s outstanding Cimarex equity awards would not vest at the effective time of the Merger, which is referred to as “single-trigger vesting.” Instead of single-trigger vesting, each such award was converted into a corresponding award with

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respect to Coterra common stock, with the number of shares underlying each award adjusted based on the exchange ratio for the Merger, and if subject to performance-based vesting, determined with respect to the greater of the target level and the level determined or certified by the Cimarex board or the compensation committee based on the results achieved by Cimarex prior to the effective time of the Merger. The performance goals applicable to Mr. Jorden’s Cimarex restricted stock awards subject to performance-based vesting were deemed satisfied at the effective time of the Merger at the same levels applicable to other performance-based Cimarex restricted stock awards. Each such award, once converted into a Coterra award, continued to be subject to the same service-based vesting terms as applied to the Cimarex award immediately prior to the effective time of the Merger.

The Jorden side letter also provides that if Mr. Jorden’s employment is terminated by the Company without cause or by Mr. Jorden for good reason, or if Mr. Jorden dies or becomes disabled, in each case, during the Jorden Employment Period, his outstanding Coterra equity awards, including his Cimarex equity awards converted in the Merger in accordance with the Jorden Side Letter, will vest in full (with achievement of any applicable performance metrics determined based on actual performance as of the date of his termination of employment or the date of death or disability, as applicable). This vesting after both a change-in-control and a termination of employment is referred to as “double-trigger vesting.”

Mr. Jorden remains subject to his existing perpetual confidentiality covenant and the one-year post-termination non-competition and non-solicitation covenants contained in his severance agreement.

Elements of Post-Termination Compensation

Following the closing of the Merger on October 1, 2021, the Compensation Committee began to evaluate and integrate the designs of the compensation programs enacted by the legacy Cabot and legacy Cimarex compensation committees, including the elements of post-termination compensation offered by each. That evaluation and integration continued into 2022. Until we complete the full integration of those programs, our NEOs may continue to participate in some of their respective legacy company’s programs. The programs of both Cabot and Cimarex that were assumed or continued by Coterra after the effective time of the Merger are described below.

Retirement Compensation

Coterra Savings Investment Plan

The Coterra Energy Inc. Savings Investment Plan, formerly known as the Cabot Oil & Gas Corporation Savings Investment Plan (the “Cabot 401(k) Plan”), is a tax-qualified retirement savings plan, or 401(k) plan, in which all legacy Cabot employees, including the legacy Cabot NEOs, may participate. It allows participants to contribute the lesser of up to 50 percent of their annual salary, or the limit prescribed by the Internal Revenue Service, on a pre-tax basis. We match 100 percent of the first six percent of a participant’s eligible pre-tax contribution. Participants are 100 percent vested in the Company’s contributions after three years of service, vesting 33 percent in the first year, 66 percent in the second year and 100 percent in the third year.

During 2022, the Company contributed 10 percent of salary and bonus of all eligible legacy Cabot employees, including all legacy Cabot NEOs, into the Cabot 401(k) plan (or into the nonqualified deferred compensation plan to the extent in excess of the qualified plan limits). Participants are 100 percent vested in the contributions after three years of service, vesting 33 percent in the first year, 66 percent in the second year and 100 percent in the third year. The Company’s contribution is approved annually by the Board of Directors.

Beginning on January 1, 2023, all Coterra employees, including legacy Cimarex employees, began participating in the renamed Coterra Energy Inc. Savings Investment Plan and the Cimarex 401(k) Plan was discontinued. Funds previously held in the Cimarex 401(k) Plan were moved into the Coterra Energy Inc. Savings Investment Plan.

Cimarex 401(k) Plan

Upon the effective time of the Merger, Coterra assumed the Cimarex Energy Co. 401(k) defined contribution retirement plan (“Cimarex 401(k) Plan”). Legacy Cimarex employees, including the legacy Cimarex NEOs, are eligible to participate in the Cimarex 401(k) Plan. In 2022, Coterra matched dollar-for-dollar employee contributions to the Cimarex 401(k) Plan up to seven percent of the employee’s cash compensation, subject to limits imposed by the Internal Revenue Code. Beginning in July 2022, the Company changed the Company match to dollar-for-dollar up to six percent and contributed 10 percent of salary and bonus of all eligible legacy Cimarex employees, including all legacy Cimarex NEOs, into the Cimarex 401(k) plan. The Board is authorized to make profit-sharing contributions under the Cimarex 401(k) Plan.

Cabot Deferred Compensation Plan

The nonqualified deferred compensation plan provides supplemental retirement income benefits for our NEOs, other officers and other key employees, through voluntary deferrals of salary, bonus and certain long-term incentives. It also allows for the Company to provide its full six percent match and 10 percent non-elective contribution when contributions of the matching amount cannot be made to our 401(k) plan due to federal income tax limitations. The plan allows the officers to defer the receipt and taxation of income until retirement from the Company. We make no additional contributions to, nor do we pay in excess of market interest rates on, the deferred compensation plan. Amounts deferred by an officer under the deferred compensation plan are held and invested by the

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Company in various mutual funds and other investment options selected by the officer at the time of deferral. For additional information about the deferred compensation plan, including the investment options and the manner of distributions, see “Nonqualified Deferred Compensation” table below.

Cimarex Supplemental Savings Plan

Eligible legacy Cimarex employees, including the legacy Cimarex NEOs, who had so elected, were at the effective time of the Merger participating in the Cimarex Energy Co. Supplemental Savings Plan (“Cimarex SSP”). Under the terms of the Cimarex SSP, participants could make an elective contribution of an amount that exceeds the maximum amount permitted to be contributed to his or her account in the Cimarex 401(k) plan (an “excess contribution”), provided that the excess contribution did not exceed the dollar limitation on elective deferrals under the internal Revenue Code Section 402(g) in effect of January 1 of the calendar year of deferral (2021 limitation was $19,500). Cimarex matched 100 percent of the excess contributions up to 7 percent of a participant’s eligible compensation. A participant could also elect to have up to 50 percent of his or her base salary and up to 100 percent of his or her bonus withheld from his or her compensation. Cimarex did not match those contributions.

In connection with the Merger, the Cimarex SSP was liquidated effective October 1, 2021 and all account balances distributed to the participants, including the legacy Cimarex NEOs, but the plan remained effective for elections through the end of 2021, including deferral elections for the 2021 bonuses paid by Coterra to the legacy Cimarex NEOs in March 2022.

Retiree Medical Coverage

The legacy Cabot NEOs are eligible for certain health benefits for retired employees, including their spouses, eligible dependents and surviving spouses. The health care plans are contributory with participants’ contributions adjusted annually. Employees become eligible for this benefit if they meet certain age and service requirements at retirement. All of the legacy Cabot NEOs were retirement eligible on December 31, 2022.

Personal Benefits and Perquisites

The Compensation Committee periodically reviews the level of perquisites and other personal benefits provided to the NEOs. In 2022 we provided the legacy Cabot NEOs with limited perquisites and other personal benefits that the Company and the Compensation Committee believe are reasonable and consistent with the overall compensation program to better enable us to attract and retain superior employees for key positions. In 2022, pursuant to the terms of the Merger Agreement, the legacy Cabot NEOs were reimbursed for expenses incurred in connection with club membership dues, a Company-paid physical examination for the NEO and his or her spouse, a financial and tax planning stipend of up to $3,000 annually, life insurance, and spouse travel to certain business meetings. Following the Merger, also pursuant to the terms of the Merger Agreement, the legacy Cimarex NEOs were provided with the same level of perquisites and other personal benefits provided to the legacy Cimarex NEOs under the Cimarex policies prior to the Merger, which included the provision of financial and estate planning services, annual medical examinations, and insurance premiums. The aggregate cost to the Company of the perquisites and personal benefits described above for the NEOs for 2022 are included under “All Other Compensation” in the Summary Compensation Table below. As part of the integration of management teams following the Merger, executive perquisites and benefits will be combined in 2023 such that all Coterra NEOs and other officers are entitled to the same benefits.

Other Compensation Policies

We offer all our employees, including the NEOs, industry competitive benefits including medical, dental and vision benefits, short-term and long-term disability plans, basic life and accident insurance and an employee assistance program. We offer a retirement program consisting of both qualified and nonqualified defined contribution savings plans. See “Elements of Post-Termination Compensation” below for further descriptions of these programs.

Change-in-Control and Severance Agreements

The Compensation Committee generally views the potential payments and benefits under change-in-control and severance agreements as a separate compensation element because such payments and benefits are not expected to be paid in a particular year and serve a different purpose for the executive other than elements of compensation. Accordingly, those payments and benefits do not significantly affect decisions regarding other elements of compensation.

The consummation of the Merger on October 1, 2021 constituted a “change-in-control” under the change-in-control agreements between Cabot and the legacy Cabot executives, including the legacy Cabot NEOs, and the severance compensation agreements between Cimarex and the legacy Cimarex NEOs, which severance compensation agreements were assumed by Coterra at the effective time of the Merger. The terms of these various agreements were determined by the Compensation Committee and the Cimarex compensation committee, respectively, and are discussed separately below.

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Legacy Cabot Change-in-Control Agreements

All legacy Cabot executive officers, including the legacy Cabot NEOs, entered into change-in-control agreements with Cabot upon their appointment as executive officers that provide for cash payments and certain other benefits in the event that the executive is actually or constructively terminated within two years of a change-in-control event. The cash payments included three times the sum of base salary and the highest bonus paid in the last three years or targeted to be paid in the year of termination and payment of a target bonus for the fiscal year of termination, prorated for the actual days served. Benefits included continued eligibility for medical, dental and life insurance for three years, provided the executive pays the premiums, limited outplacement assistance and tax gross-up on excise taxes for agreements that were in place prior to 2010. In 2010, the Compensation Committee adopted a policy to exclude excise tax gross-up provisions for change-in-control agreements adopted after that date. The agreements also provided for accelerated vesting of all equity awards immediately upon a change-in-control, subject, in the case of the TSR performance shares, to the level of the Company’s TSR performance relative to its peers as of the last day of the month immediately preceding the month in which the change-in-control event occurs.

When originally approving the change-in-control agreements, the Compensation Committee reviewed data regarding similar plans within the peer group and the Company’s industry generally and applied its judgment to determine whether triggering events and benefit levels under these agreements were necessary to meet the Compensation Committee’s objectives of encouraging such employees to remain with the Company in the event of a change-in-control and during circumstances suggesting a change-in-control might occur. The Compensation Committee believes this program was important in recruiting and retaining strong leadership and in encouraging retention in these situations.

In May 2021, in conjunction with the execution of the Merger Agreement, the Cabot board approved a clarification to the definition of “change-in-control” in the existing legacy Cabot executives’ change-in-control agreements to specifically include as a change-in-control event the legal structure of the Merger as provided in the Merger Agreement. The legacy Cabot Committee determined that this action was not an expansion of the NEO’s rights under the existing change-in-control agreements, but merely captured the intent of the Compensation Committee when originally adopting the change-in-control agreements to provide the legacy Cabot executives with those benefits in transactions such as the Merger when they would likely experience adverse changes in their positions and that the clarification was consistent with the terms of the Merger Agreement that contemplated that legacy Cabot executives would experience a change in control at the effective time of the Merger.

As contemplated by the Merger Agreement, in order to keep executive management of the Company focused on the ongoing success of the business and the integration efforts of the two legacy companies and to retain them for a minimum period following the effective time of the Merger, in September 2021 the legacy Cabot NEOs other than Mr. Dinges agreed to terminate their change-in-control agreements in exchange for payments noted in the Summary Compensation Table as “Other Compensation” for 2021. The Compensation Committee believes that these arrangements lessened the potential impact that the former change-in-control agreements may have had on the continuity of the management team of the Company following the Merger.

After the effective time of the Merger, none of the legacy Cabot executives other than Mr. Dinges had continuing change-in-control benefits. In response to the recommendation by a proxy advisory firm to vote against our 2022 say-on-pay proposal and the shareholder vote on executive compensation at the 2022 annual meeting of shareholder, and shareholder outreach, Mr. Dinges entered into an amendment to his change-in-control agreement that eliminated the excise tax gross-up provision of the agreement. As consideration, the amendment provides that the change-in-control payment due to Mr. Dinges as a result of the termination of his employment as Executive Chairman on December 31, 2022 would accrue interest for the period from termination on December 31, 2022 until paid on or about July 24, 2023 based on the 6-month Treasury Bill rate posted to the Daily Treasury Par Yield Curve Rates section of the U.S. Department of the Treasury’s website on December 31, 2022. Mr. Dinges’s change-in-control agreement, as described, remained in full force and effect, and pursuant to the Dinges Agreement, he was entitled to receive his full change-in-control benefits following the termination of his employment as Executive Chair on December 31, 2022. See “Merger-Related Compensation Decisions—Compensation Arrangements with Dan O. Dinges” above.

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Legacy Cimarex Severance Compensation Agreements

Each of the legacy Cimarex NEOs, including Mr. Jorden, is party to a severance compensation agreement which provides for certain severance benefits upon a termination of employment by Coterra other than for “cause” or a termination by the executive officer for “good reason”, including severance benefits if the qualifying termination occurs within two years following a change-in-control. The Merger constituted a change-in-control under the severance compensation agreements. See the “Potential Payments Upon Termination or Change in Control—Severance Agreements” section for a description of amendments made to the legacy Cimarex severance compensation agreements in connection with the Merger and for additional information on the benefits payable under these agreements. The terms of the severance compensation agreements are reflective of compensation decisions of the legacy Cimarex compensation committee.

The severance compensation agreements provide for the following benefits upon a qualifying termination within two years following a change-in-control or, with respect to Mr. Jorden, during the Jorden Employment Period (as described above in “Merger-Related Compensation Decisions— Compensation Arrangements with Thomas E. Jorden”):

•	a pro-rated annual bonus for the number of days in the calendar year of termination through the date of termination, based on the average of the executive officer’s last two annual bonuses and paid in a lump sum at the same time that bonuses are paid to active employees;
•	an amount equal to the product of two times (three times for Mr. Jorden) the executive officer’s “annual average compensation” (meaning the sum of (1) the executive officer’s annual base salary received during the 24 months prior to his date of termination, disregarding any temporary reduction implemented by Cimarex in 2020, and (2) the amount of cash incentive awards received by the executive officer during the 24 months prior to the executive officer’s date of termination, divided by two); and
•	continued medical, dental, vision, disability and life insurance benefits for the executive officer and the executive officer’s dependents for 24 months (36 months for Mr. Jorden) following the date of termination as though the executive officer’s employment had not been terminated.

In connection with the Merger, on May 23, 2021, Cimarex entered into amendments to the severance compensation agreements with each executive officer other than Mr. Jorden, to revise the definition of “good reason” under such agreements. The revised definition includes a material diminution of the executive officer’s duties or responsibilities, authorities, powers or functions; a material reduction in the executive officer’s long-term incentive compensation opportunity; or a required relocation of more than 50 miles from the executive officer’s principal place of business location (other than a relocation to the Midland, Texas or Tulsa, Oklahoma metropolitan areas in connection with a move of Cimarex’s corporate headquarters to such area).

The severance compensation agreements contain a Section 280G “best-net” cutback provision, which provides that, if the total payments to the executive officer under his severance compensation agreement would exceed the applicable threshold under Section 280G of the Code, then those payments will be reduced to the applicable threshold to avoid the imposition of the excise taxes under Section 4999 of the Code in the event such reduction would result in a better after-tax result for the executive officer. The legacy Cimarex severance compensation agreements do not contain excise tax gross-up provisions. Because of the structure of the Merger, Section 280G did not apply to legacy Cimarex officers in connection with the Merger. The severance compensation agreements also contain perpetual confidentiality covenants and one-year post-termination non-competition and non-solicitation covenants.

In connection with the Merger, Mr. Jorden entered into the Jorden Letter Agreement and the Jorden Side Letter Agreement providing for the modifications to Mr. Jorden’s severance agreement. The Jorden Letter Agreement provides that Mr. Jorden’s severance compensation agreement will remain in full force and effect following the Merger, except that the length of the “change-in-control” period thereunder will be for the duration of the Jorden Employment Period. The Jorden Letter Agreement also revises the definition of “good reason” under such agreement to also include a diminution of Mr. Jorden’s duties or responsibilities authorities, powers or functions, the failure of the Coterra board to nominate him for election to the Coterra board, a reduction in his annual long-term incentive award opportunity contained in the Jorden Letter Agreement, or a required relocation to any location other than Houston, Texas. Upon the expiration of the Jorden Employment Period, if Mr. Jorden’s employment with Coterra is continuing, then he and Coterra will enter into a change-in-control agreement that is consistent with, and no less favorable than, the change-in-control agreements then applicable to other executive officers of Coterra. For a description of the other terms of the Jorden Letter Agreement and the Jorden Side Letter, see “Merger-Related Compensation Decisions— Compensation Arrangements with Thomas E. Jorden” above.

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COMPENSATION GOVERNANCE

Role of the Compensation Consultant

The Compensation Committee employs the services of an independent executive compensation consultant. In November 2021, the Compensation Committee engaged FW Cook as its independent executive compensation consultant. Prior to this engagement, the Compensation Committee reviewed FW Cooks’ independence in accordance with the six factors established by the NYSE and found it to be independent and without conflicts of interest in providing services to the Compensation Committee. FW Cook also advised the Compensation Committee on executive and director compensation matters leading up to 2022 compensation decisions. FW Cook worked exclusively for the Compensation Committee and performed no services directly for management. Management does not retain the services of a compensation consultant.

Role of Executives in Establishing Compensation

Our CEO made recommendations in February 2022, and as new officers were hired, to the Compensation Committee with respect to salary, bonus and long-term incentive awards for executive officers other than himself (with the exception of his recommendation to pay his bonus below the level calculated based on our 2022 STI metrics). In making recommendations, our CEO considered input from FW Cook’s independent competitive market study, internal pay equity issues, individual performance and Company performance. The CEO’s recommendations were just one of the factors considered by the Compensation Committee, in conjunction with the other factors discussed in this CD&A, in setting compensation for all executive officers. The Senior Vice President and Chief Human Resources Officer (“CHRO”), who was ultimately responsible for human resources administration in 2022, provided the Compensation Committee with survey data from a wider group of companies in the energy sector than the industry peer group described above, which the Compensation Committee used for evaluation of non-executive compensation trends, and general administrative support implementing the Compensation Committee’s decisions. The CEO and the CHRO also provided recommendations to the Compensation Committee regarding appropriate bonus metrics, taking into account current industry drivers and Company strategic objectives, as well as appropriate performance targets for each year. The CHRO and his staff assisted the Compensation Committee in determining bonus payouts in February 2023 by providing the calculations of bonus metric achievement, which the Compensation Committee took into account in determining the ultimate bonus payout pool for 2022. The CEO and the CHRO, along with the General Counsel, attended the Compensation Committee meetings in 2022 and February 2023. In addition, the Chief Financial Officer (“CFO”) attended meetings in an advisory role to the Compensation Committee, primarily related to the legacy Cabot compensation practices and policies. All the officers were excused from the meetings to enable the Compensation Committee to meet privately in executive session, both with and without the compensation consultant also being present for the regular meetings. As directed by the Compensation Committee, the executives listed above prepared materials and agendas for the Compensation Committee meetings and prepared the long-term equity plans and award agreements. The terms of all award agreements and the specific individual awards for executives, however, were all approved by the Compensation Committee and, as needed, by the Board.

Stock Ownership Guidelines

The GSR Committee and the Board of Directors have adopted stock ownership guidelines for our officers and directors. Under those guidelines, non-employee directors are expected to hold stock having a market value or cost basis, whichever is greater, of at least five times the current annual cash retainer paid to nonmanagement directors. The Chief Executive Officer is expected to hold shares of the Company’s Common Stock with a market value or cost basis, whichever is greater, equal to a minimum of six times his or her annual base salary. All other executive officers who report to the CEO are expected to hold shares of the Company’s Common Stock with a market value or cost basis, whichever is greater, equal to a minimum of three times their annual base salary.

Directors have five years from their initial election, and executive officers have three years from their initial appointment to their position, to comply with these guidelines. Unvested restricted stock and unvested restricted stock units may be counted in calculating ownership, but options and unvested performance-based awards may not be counted toward the ownership minimum. No sales will be approved if such sale would cause the executive officer’s holdings to go below the minimum required shares except where necessary to pay income taxes related to equity awards.

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Clawback Policy

The Company has adopted a “clawback” policy to allow the Company to recoup paid compensation from current or former executive officers in the event of a material financial statement restatement if the executive’s intentional misconduct caused, in whole or in part, the restatement. The amount of compensation recouped would be that which the executive would not have received if the financials had been properly reported at the time of first public release or filing with the SEC. Both cash and all types of equity compensation, including time-based and performance-based awards, are covered by the policy. The Compensation Committee believes that this clawback policy furthers the interests of the Company and shareholders in preventing an executive from being unjustly enriched through misconduct that results in a financial restatement that harms all shareholders. The Prior Cabot Plan and the legacy Cimarex incentive plans provide that any award made pursuant to the plan be subject to any applicable clawback policy, so by accepting any award under those plans, each executive has agreed to be bound by the applicable policy.

The NYSE has recently proposed rules to implement the clawback provisions of Section 954 of the Dodd-Frank Wall Street Consumer Protection Act. We will amend our policy to comply with the new NYSE rules when they are finalized. Among other changes, the new policy will require us to recoup compensation from executives in the circumstances contemplated by the rules regardless of whether the restatement resulted from the executive’s misconduct.

Anti-Hedging Policy

We have a policy prohibiting directors and officers from speculative trading in Company securities, including hedging transactions, short selling, and trading in put options, call options, swaps or collars. To our knowledge, all directors and executive officers are in compliance with the policy.

The Company’s policy also requires that all employees provide notice and obtain pre-approval before engaging in hedging activities in our stock and any such request for approval will only be considered with a valid justification.

Executive Compensation Business Risk Review

The ownership stake in the Company provided by our equity-based compensation, the extended vesting periods of these awards and our stock ownership guidelines are designed to align the interests of our NEOs with our shareholders, maximize performance and promote executive retention. At the same time, the Compensation Committee believes, with the concurrence of our independent consultant, that our executive compensation program does not encourage management to take unreasonable risks related to the Company’s business. The factors that support this conclusion are our focus on long-term incentive compensation, our use of balanced long-term incentives, metric diversification and capped opportunities in our annual bonus plan and long-term incentives and our stock ownership guidelines.

Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the amount that a public company may deduct for compensation paid to its principal executive officer, principal financial officer, any of its three other most highly compensated executive officers for the taxable year (other than the principal executive officer or the principal financial officer) (collectively the “covered employees”). The group of covered employees also includes certain employees once considered a covered employee, who continue to receive compensation from the Company. For certain grandfathered arrangements in effect as of November 2, 2017, this limitation does not apply, for example to compensation that is paid only if the covered employees performance meets pre-established objective goals based on performance criteria approved by shareholders. We strive to take action, where possible and considered appropriate, to preserve the deductibility of compensation paid to our executive officers. However, other than certain grandfathered arrangements, compensation paid to our expanded group of covered employees will be subject to a $1 million annual deduction limitation. Although the deductibility of compensation is a consideration evaluated by the Compensation Committee, the Compensation Committee believes that the lost deduction on compensation payable in excess of the $1 million limitation is not material relative to the benefit of being able to attract and retain talented management. We have also awarded compensation that might not be fully tax deductible when such grants were nonetheless in the best interest of the Company and our shareholders. Accordingly, the Compensation Committee will continue to retain the discretion to pay compensation that is subject to the $1 million deductibility limit.

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Compensation Committee Interlocks and Insider Participation

During 2022, the Compensation Committee was comprised of Mr. Eckley, Ms. Brock, Mr. Helmerich and Mr. Watts, none of whom is an employee or a current or former officer of the Company. Except as disclosed in “Corporate Governance Matters—Director Nominations and Qualifications—Director Independence” above, no member of the Compensation Committee has had any relationship with the Company requiring disclosure under Item 404 of Regulation S K under the Exchange Act and there are no matters relating to interlocks or insider participation that we are required to report.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the preceding Compensation Discussion and Analysis. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

The Compensation Committee

Paul N. Eckley (Chair)
Amanda M. Brock
Hans Helmerich
Marcus A. Watts

February 20, 2023

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EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid to or earned by each of our NEOs for the year ended December 31, 2022. For additional information about non-equity incentive plan compensation, see “Annual Cash Incentive Bonus” above.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total ($)
Thomas E. Jorden(6) Chief Executive Officer and President	2022	1,103,366		12,554,661		1,462,500		182,870	15,303,397
	2021	301,673	–	10,000,000	–	–	–	760,266	11,061,939

Scott C. Schroeder Executive Vice President and Chief Financial Officer	2022	661,154		4,786,121		920,000		244,041	6,611,316
	2021	629,009	–	4,910,751	–	1,210,825	–	5,433,674	12,184,259
	2020	653,206	–	5,121,680	–	691,900	–	207,331	6,674,117
Dan O. Dinges Executive Chairman; Former Chairman, President and Chief Executive Officer	2022	1,100,000		5,189,764		1,430,000		17,710,254	25,430,018
	2021	1,100,006	–	10,649,843	–	2,502,500	–	302,379	14,554,728

	2020	1,142,316	–	11,267,676	–	1,430,000	–	354,714	14,194,706
Stephen P. Bell(7) Executive Vice President, Business Development	2022	543,346		3,459,843	–	690,000		80,250	4,773,439
	2021	149,154	–	3,000,000	–	–	–	–	3,149,154

Christopher H. Clason Senior Vice President and Chief Human Resources Officer	2022	470,173		2,306,569		600,000		82,005	3,458,747
(1)	2022 salaries for legacy Cimarex NEOs are reduced by one week of pay due to a change in pay cycle midway through the calendar year. 2021 base salary data for legacy Cimarex NEOs includes base earnings from October 1, 2021 to December 31, 2021.
(2)	Annual performance-based cash bonuses paid for 2020, 2021 and 2022 are listed under the column “Non-Equity Incentive Plan Compensation.”
(3)	The amounts in this column reflect the grant date fair value with respect to restricted stock units, TSR and hybrid performance share awards for the relevant fiscal year in accordance with the FASB ASC Topic 718. The grant date fair value of the restricted stock units, and hybrid performance share awards was the closing stock trading price on the date of grant. The grant date fair values per share used to compute the amounts in this column are as follows:

Grant Date	Grant Date Fair Value per Share (RSU)	Grant Date Fair Value per Share (Hybrid)	Grant Date Fair Value per Share (TSR)
February 19, 2020		$15.60	$22.33
February 17, 2021		$18.58	$23.82
February 28, 2022	$23.33		$29.29

The TSR performance shares, including the liability component for cash payments over 100 percent of target, were valued using a Monte Carlo model. Assumptions used in the Monte Carlo model for the TSR performance share awards, as well as additional information regarding accounting for performance share awards, are included in Note 13 of the Notes to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the years shown. The Monte Carlo model values for the TSR performance share awards are used solely for financial reporting purposes and are not used by the Compensation Committee when determining grants. The Compensation Committee used the closing stock price on the date of grant to set the target TSR performance share awards for 2021 and 2022. Amounts in this column for the legacy Cimarex NEOs reflect the grant date fair of the restricted stock awarded them in December 2021, which was $20.46, the closing price of the Common Stock on December 13, 2021, the date of grant.

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(4)	The amounts in this column reflect cash incentive awards to the NEOs, which is discussed in detail above under “Annual Cash Incentive Bonus.” The amount of Mr. Jorden’s and Mr. Bell’s 2021 annual bonus award is not reflected in the table above given that it was determined by the legacy Cimarex compensation committee prior to the Merger. See Footnotes 6 and 7 to this Summary Compensation Table for additional information.
(5)	For 2022, amounts in this column for Mr. Dinges includes severance payments as outlined in his employment agreement and change in control agreement, as amended, which includes cash severance in the amount of $11,030,000, vesting of restricted shares units in the amount of $1,895,674, vesting of performance shares at target in the amount of $2,843,511, cost for continued benefits coverage in the amount of $48,374, outplacement services in the amount of $165,000, unused vacation in the amount of $103,655, interest in the amount of $260,213, and the 10 percent discretionary Company retirement contribution on base salary and bonus in respect of 2022 consistent with the Company’s practice of making such contributions with respect to legacy Cabot executive officers to terminate their change in control agreements in the amount of $960,000. These amounts became payable upon the termination of Mr. Dinges’s employment on December 31, 2022. See “Potential Payments Upon Termination or Change in Control—Change-in-Control Agreements” below for more information.
For all NEOs, the amounts also include some or all of the following:
•	Premiums paid on executive term disability and life insurance;
•	Club dues;
•	Executive physical examination for the NEOs and their spouses; and
•	Financial tax, and estate planning expenses.
For 2022, amounts in this column for Mr. Jorden include reimbursement for relocation from Cimarex’s headquarters in Denver, Colorado to Coterra headquarters in Houston, Texas in the amount of $27,899; and for Mr. Schroeder include club dues in the amount of $25,712. Amounts in this column do not include dividends accrued on unvested restricted stock awards granted under the legacy Cimarex stock award agreement. The amount of dividends paid in 2022 are: Mr. Jorden $5,348,244; Mr. Bell $493,179; and Mr. Clason $328,787.
(6)	Mr. Jorden was appointed Coterra’s CEO on October 1, 2021, at the effective time of the Merger, and thus his compensation information for 2021 reflects only the period from October 1, 2021, through December 31, 2021. The legacy Cimarex compensation committee set Mr. Jorden’s annual bonus award range in February 2021 with a target bonus equal to $1,318,750 and a maximum bonus potential equal to $2,637,500. In connection with the Merger, the legacy Cimarex compensation committee determined the level at which the bonus plan performance criteria were met on the latest practicable date before the closing of the Merger and approved a payout to Mr. Jorden in the amount of $2,500,000, which was paid by Coterra in March 2022. The amount of Mr. Jorden’s annual bonus award for 2021 is not reflected in the table above given that it was determined by the legacy Cimarex compensation committee prior to the Merger.
(7)	Mr. Bell was appointed Coterra’s Executive Vice President, Business Development on October 1, 2021, at the effective time of the Merger, and thus his compensation information for 2021 reflects only the period from October 1, 2021 through December 31, 2021. The legacy Cimarex compensation committee set Mr. Bell’s annual bonus award range in February 2021 with a target bonus equal to $554,000 and a maximum bonus potential equal to $1,108,000. In connection with the Merger, the legacy Cimarex compensation committee determined the level at which the bonus plan performance criteria were met on the latest practicable date before the closing of the Merger and approved a payout to Mr. Bell in the amount of $1,012,000, which was paid by Coterra in March 2022. The amount of Mr. Bell’s annual bonus award for 2021 is not reflected in the table above given that it was determined by the legacy Cimarex compensation committee prior to the Merger.

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GRANTS OF PLAN-BASED AWARDS

The table below reports all grants of plan-based awards made to our NEOs during 2022. All grants of awards to the legacy Cabot NEOs were made under the Prior Cabot Plan and all grants of awards to the legacy Cimarex NEOs were made under the Prior Cimarex Plan, which was assumed by the Company at the effective time of the Merger.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of	All Other Option Awards: Number of	Exercise or Base	Grant Date Fair Value
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Shares of Stock or Units (#)(3)	Securities Underlying Options (#)	Price Of Option Awards ($/Sh)	of Stock and Option Awards ($)(4)
Thomas E. Jorden	02/28/2022	0	1,462,500	2,925,000
	02/28/2022				0	428,633	857,266				12,554,661
Scott C. Schroeder	02/28/2022	0	691,900	1,383,800
	02/28/2022				0	106,730	213,460				3,126,121
	02/28/2022							71,153			1,660,000
Dan O. Dinges	02/28/2022	0	1,430,000	2,860,000
	02/28/2022				0	115,731	231,462				3,389,761
	02/28/2022							77,154			1,800,003
Stephen P. Bell	02/28/2022	0	554,000	1,108,000
	02/28/2022				0	77,154	154,308				2,259,841
	02/28/2022							51,436			1,200,002
Christopher H. Clason	02/28/2022	0	460,000	920,000
	02/28/2022				0	51,436	102,872				1,506,560
	02/28/2022							34,291			800,009
(1)	Amounts shown represent the target and maximum annual cash incentive bonus possible payouts on the date indicated. The maximum amount is 200 percent of the target amount.
(2)	Amounts shown represent the target and maximum number of performance shares granted on the date indicated payable, if at all, on the basis of our TSR relative to our industry peer group over a three-year performance period. The maximum amount is 200 percent of the target amount and amounts earned in excess of 100 percent are to be paid in cash, rather than shares, based on the closing trading prices of a share of Common Stock on the last day of the performance period.
(3)	Amounts shown represent time-based RSUs that vest January 31, 2025.
(4)	Amounts shown reflect the aggregate grant date fair value of the TSR performance shares and time-based RSUs, as applicable, granted on the date indicated, as computed in accordance with ASC Topic 718. The TSR performance share awards were valued using a Monte Carlo model and the grant date fair value per share used for financial reporting purposes was $29.29. The grant date fair value per share of the time-based RSUs is based on the closing price of our Common Stock on the date of grant. Additional assumptions used in the Monte Carlo model for TSR performance shares and other assumptions used in the calculation of these amounts are included in Note 13 of the Notes to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The table below reports for each NEO outstanding equity awards at December 31, 2022, including, as applicable, their legacy Cimarex awards that were granted by Cimarex prior to the Merger and were assumed by Coterra and converted into Coterra awards on the effective time of the Merger.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Thomas E. Jorden						1,334,077	(3)	32,778,272	428,633	10,257,188
Scott C. Schroeder						71,153	(4)	1,748,229	106,730	2,554,049
Dan O. Dinges						77,154	(5)	1,895,674	115,731	2,769,443
Stephen P. Bell						198,064	(6)	4,866,432	77,154	1,846,295
Christopher H. Clason						132,043	(7)	3,244,296	51,436	1,230,863
(1)	Market value is based on the closing price of Coterra’s Common Stock on December 31, 2022, of $24.57 per share.
(2)	The amounts in this column reflect performance share awards discussed in detail under “Compensation Discussion and Analysis—Long-Term Incentive Awards—TSR Performance Shares” and the “Grants of Plan-Based Awards” table, which vest after the end of the applicable performance period and based on the determination of the company’s achievement of the performance criteria by the compensation committee. The aggregate fair value of such TSR performance share awards was computed in accordance with ASC Topic 718 using a Monte Carlo model and the fair value per share used for financial reporting purposes was $23.93. Additional assumptions used in the Monte Carlo model for TSR performance shares and other assumptions used in the calculation of these amounts are included in Note 13 of the Notes to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.
(3)	The amount in this column reflects 845,318 restricted stock units that vest December 1, 2023 and 488,759 that vest December 1, 2024.
(4)	The amount in this column reflects 71,153 restricted stock units that vest January 31, 2025.
(5)	The amount in this column reflects 77,154 restricted stock units that vested following the termination of Mr. Dinges’s employment on December 31, 2022 and were distributed on January 17, 2023.
(6)	The amount in this column reflects 146,628 restricted stock units that vest as of December 1, 2024 and 51,436 restricted stock units that vest January 31, 2025.
(7)	The amount in this column reflects 97,752 restricted stock units that vest as of December 1, 2024 and 34,291 restricted stock units that vest January 31, 2025.

OPTION EXERCISES AND STOCK VESTED

The table below reports stock options that were exercised and performance shares that vested during 2022, including any legacy Cimarex awards that were granted by Cimarex prior to the Merger and were assumed by Coterra and converted into Coterra awards on the effective time of the Merger.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Thomas E. Jorden	–	–	813,812(1)	22,322,863(2)
Scott C. Schroeder	–	–	–	–
Dan O. Dinges	–	–	–	–
Stephen P. Bell	–	–	–	–
Christopher H. Clason	–	–	–	–
(1)	Represents the number of shares and value realized upon the vesting of a restricted stock award that was previously granted by Cimarex and converted on the closing of the Merger on October 1, 2021 to a Coterra award with the same vesting period.
(2)	These values were determined by multiplying the number of shares that vested by Coterra’s closing price on December 1, 2022 of $27.43 and do not indicate that there was a sale of these shares by the NEO.

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NONQUALIFIED DEFERRED COMPENSATION

The table below reports NEO contributions, Company contributions, earnings, and aggregate balances in the Company’s deferred compensation plans for 2022.

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
Thomas E. Jorden	$110,336	$34,087	$(9,704)	$–	$165,429
Scott C. Schroeder	$–	$164,998	$424,462	$–	$14,258,845
Dan O. Dinges	$–	$338,050	$(52,884)	$–	$17,887,536
Stephen P. Bell	$–	$–	$157	$–	$10,597
Christopher H. Clason	$420,000	$–	$(43,959)	$–	$405,887
(1)	Amounts reported in this column are included in the Summary Compensation Table as salary and non-equity incentive plan compensation, as applicable.
(2)	Amounts reported in this column are included in the Summary Compensation Table as “all other compensation.” The amounts for Mr. Dinges include the 10 percent discretionary Company retirement contribution on base salary and bonus in respect of 2022 to be made to his deferred compensation account on amounts payable pursuant to his change in control agreement consistent with the Company’s practice of making such contributions with respect to payments made to legacy Cabot executive officers to terminate their change in control agreements. See “—Change-in-Control and Severance Agreements—Legacy Cabot Change-in-Control-Agreements” and Footnote 5 to the Summary Compensation Table for additional information.
(3)	Amounts reported in this column are not included in the Summary Compensation Table.
(4)	Of the aggregate deferred compensation balances in this column, the following amounts represent cumulative executive contributions for all years: Mr. Jorden, $141,047; Mr. Schroeder, $948,693; Mr. Dinges, $4,915,818; Mr. Bell, $10,441; and Mr. Clason, $449,847.

Under the legacy Cabot Deferred Compensation Plan, up to 100 percent of salary and annual cash incentive bonus are permitted to be deferred into the deferred compensation plan, subject to payment of social security, Medicare, income taxes (on compensation not deferred) and employee benefit plan withholding requirements. Prior to June 1, 2008, TSR performance shares were permitted to be deferred into such deferred compensation plan. The Company also makes contributions to make up for certain matching and profit-sharing contributions which, due to U.S. Internal Revenue Service limitations, cannot be contributed to the Company’s tax-qualified 401(k) plan. Earnings on the deferred balances are determined by the executive’s investment selections at the time of deferral. The Company holds deferred amounts and earnings thereon as corporate assets, which are invested as elected by the executive. Distributions from the legacy Cabot Deferred Compensation Plan are based on the executive’s election at the time of deferral. Distribution elections may be modified, provided that the modification is made at least one year prior to the original time elected and the new election is moved out at least five years past the original time-based distribution election. Distribution elections can only be delayed not accelerated. For 2022, the investment options under the legacy Cabot Deferred Compensation Plan and their respective rates of return follow:

Fund Name	Ticker	Rate of Return	Fund Name	Ticker	Rate of Return
Coterra Energy Inc. Common Stock	CTRA	40.45%	Fidelity Mid Cap Index Fund	FSMDX	-17.28%
Carillon Scout Mid Cap Class R-6	CSMUX	-17.18%	Fidelity 500 Index Fund	FXAIX	-18.13%
Davis NY Venture Fund Class Y	DNVYX	-17.27%	Fidelity Capital Appreciation Fund Class K	FCAKX	-21.11%
Fidelity Freedom K Income	FNSHX	-11.30%	Fidelity Global ex-US Index Fund	FSGGX	-15.74%
Fidelity Freedom K 2005	FSNJX	-11.75%	Fidelity Government Money Market Fund Premium Fund	FZCXX	1.11%
Fidelity Freedom K 2010	FSNKX	-13.18%	Fidelity Diversified International Class K	FDIKX	-23.77%
Fidelity Freedom K 2015	FSNLX	-14.53%	Fidelity Real Estate Index Fund	FSRNX	-26.12%
Fidelity Freedom K 2020	FSNOX	-16.03%	Fidelity Small Cap Index Fund	FSSNX	-20.27%
Fidelity Freedom K 2025	FSNPX	-16.62%	Fidelity US Bond Index Fund	FXNAX	-13.03%
Fidelity Freedom K 2030	FSNQX	-16.86%	Glenmede Small Cap Equity Portfolio IS Class	GTSCX	-10.48%
Fidelity Freedom K 2035	FSNUX	-17.56%	John Hancock Disciplined Value Fund Class R6	JDVWX	-4.32%
Fidelity Freedom K 2040	FSNVX	-18.14%	Oakmark Equity & Income Fund Investor Class	OAKBX	-12.92%
Fidelity Freedom K 2045	FSNZX	-18.22%	T. Rowe Price Blue Chip Growth Fund I Class	TBCIX	-38.51%

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Fund Name	Ticker	Rate of Return	Fund Name	Ticker	Rate of Return
Fidelity Freedom K 2050	FNSBX	-18.22%	Western Asset Core Bond Fund Class I	WACSX	-16.86%
Fidelity Freedom K 2055	FNSDX	-18.20%	Oakmark Fund Investor Class	OAKMX	-13.36%
Fidelity Freedom K 2060	FNSFX	-18.18%
Fidelity Freedom K 2065	FFSDX	-18.20%

Under the Cimarex SSP, up to 50 percent of salary and 100 percent of annual cash incentive bonus (subject to certain limitations) is permitted to be deferred into the supplemental savings plan, subject to payment of social security, Medicare, income taxes (on compensation not deferred) and employee benefit plan withholding requirements. In connection with the Merger, on October 26, 2021, the account balances as of September 30, 2021, were liquidated. The Cimarex SPP was not terminated and remained effective for the deferral elections that had previously been made through the end of 2021 and therefore, some participants, including Mr. Jorden, Mr. Bell and Mr. Clason, made contributions to this plan after October 1, 2021. Beginning with fiscal year 2022, certain legacy Cimarex employees designated by the Compensation Committee, including Mr. Jorden, Mr. Bell and Mr. Clason, were eligible to participate in the legacy Cabot Deferred Compensation Plan. Distributions from the Cimarex SPP are based on the executive’s election at the time of deferral.

For 2022, the investment options under the Cimarex SPP and their respective rates of return follow:

Fund Name	Ticker	Rate of Return	Fund Name	Ticker	Rate of Return
Vanguard Institutional Target Retirement Income Fund	VITRX	-12.74%	Vanguard Federal Money Market	VMFXX	1.55%
Vanguard Institutional Target Retirement 2020 Fund	VITWX	-14.15%	Federated Government Obligations Premier	GOFXX	1.56%
Vanguard Institutional Target Retirement 2025 Fund	VRIVX	-15.55%	Vanguard Wellington Fund	VWENX	-14.26%
Vanguard Institutional Target Retirement 2030 Fund	VTTWX	-16.27%	Vanguard Short-Term Investment Grade Fund	VFSUX	-5.75%
Vanguard Institutional Target Retirement 2035 Fund	VITFX	-16.62%	Vanguard Intermediate-Term Treasury Fund	VFIUX	-10.34%
Vanguard Institutional Target Retirement 2040 Fund	VIRSX	-16.98%	PIMCO Total Return	PTTRX	-14.09%
Vanguard Institutional Target Retirement 2045 Fund	VITLX	-17.36%	Vanguard Windsor II Fund	VWNAX	-13.14%
Vanguard Institutional Target Retirement 2050 Fund	VTRLX	-17.46%	William Blair Small Mid Cap Growth	WSMDX	-22.92%
Vanguard Institutional Target Retirement 2055 Fund	VIVLX	-17.46%	American Funds EuroPacific Growth Fund	RERGX	-22.72%
Vanguard Institutional Target Retirement 2060 Fund	VILVX	-17.46%
Vanguard Institutional Target Retirement 2065 Fund	VSXFX	-17.39%
Vanguard Total Bond Market Index	VBTIX	-13.15%
Vanguard Institutional Index Fund	VINIX	-18.14%
Vanguard Growth Index Fund	VIGIX	-33.14%
Vanguard Total International Stock Index	VTSNX	-15.98%
Vanguard Mid-Cap Index Institutional	VMCIX	-18.70%
Vanguard Small-Cap Index Fund	VSCIX	-17.60%

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Change-in-Control Agreements

As described above, Mr. Dinges is party to a change-in-control agreement with the Company (the “Dinges Change-in-Control Agreement”).

In the Dinges Change-in-Control Agreement, a “change in control” is generally defined to include:

•	any person or group becoming the beneficial owner of 35 percent or more of either the Company’s Common Stock or the combined voting power of the Company’s outstanding voting securities, with certain exceptions;
•	specified changes in a majority of the members of the Board of Directors;
•	a reorganization, merger or consolidation involving the Company or the issuances of shares of common stock of the Company, an acquisition by the Company of another entity, or sale or other disposition of substantially all of the Company’s assets being consummated, unless, following the transaction:
• the persons who were the beneficial owners of the Company prior to the transaction continue to own at least 50 percent of the Common Stock or other securities entitled to vote in the election of directors of the resulting entity in substantially the same proportions as prior to the transaction,
• no individual or entity (other than an entity resulting from the transaction) beneficially owns 35 percent or more of the common equity or voting power of the entity resulting from the transaction, except to the extent that such ownership existed prior to the transaction, and
• at least a majority of the members of the Board of Directors of the entity resulting from the transaction were members of the Company’s Board at the time the transaction was approved or entered into; and
•	a liquidation or dissolution of the Company.

The Dinges Change-in-Control Agreement provides that, in the event of a change in control or upon an occurrence deemed to be in anticipation of a change in control, Mr. Dinges will receive certain benefits, provided that his employment is terminated within two years of the change in control unless his termination is:

•	for cause;
•	voluntary on the part of the executive (but not a constructive termination without cause); or
•	due to death or disability.

Additionally, the Dinges Agreement provides that in the event of any termination of Mr. Dinges’s employment by the Company prior to or upon the expiration of the Employment Period, Mr. Dinges shall receive the benefits payable under the Dinges Change-in-Control Agreement.

Benefits under the Dinges Change-in-Control Agreement generally include:

•	a lump-sum cash payment equal to three times the sum of:
• the executive’s base salary in effect immediately prior to the change in control or the executive’s termination, whichever is greater, and
• the greater of (1) the executive’s target bonus for the year during which the change in control occurred or, if greater, the year during which the executive’s termination occurred, or (2) the executive’s actual bonus paid in any of the three fiscal years immediately preceding the change in control or, if termination of employment occurs prior to a change in control, termination of employment;
•	payment of a target bonus for the fiscal year of termination, prorated for the actual days served;
•	three years of continued medical, dental and life insurance coverage at the premium rate applicable to active executives;
•	outplacement assistance in an amount up to 15 percent of the executive’s base salary; and
•	accelerated vesting of all equity awards immediately upon a change in control, subject, in the case of the TSR performance shares, to the level of the Company’s TSR performance relative to its peers as of the last day of the month immediately preceding the month in which the change-in-control event occurs.

The Dinges Change-in-Control Agreement was amended in December 2022 to eliminate the requirement that the Company make Mr. Dinges “whole” for any excise tax applicable to payments to Mr. Dinges by the Company upon a change in control. As consideration, the amendment provides that the change-in-control payment due to Mr. Dinges as a result of the termination of his employment as Executive Chairman on December 31, 2022 would accrue interest for the period from termination on December 31, 2022 until paid on or about July 24, 2023 based on the 6-month Treasury Bill rate posted to the Daily Treasury Par Yield Curve Rates section of the U.S. Department of the Treasury’s website on December 31, 2022.

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Severance Agreements

Mr. Jorden, Mr. Bell and Mr. Clason are each party to legacy Cimarex severance compensation agreements.

In the severance compensation agreements, a “change in control” is generally defined to include:

•	acquisition of 30 percent or more of the shares of the Company’s common stock or the combined voting power of voting securities of the Company;
•	specified changes in a majority of the members of the Board of Directors;
•	a reorganization, share exchange or merger unless, following the transaction:
• the shareholders of the Company prior to the transaction continue to own at least 40 percent of the outstanding common stock and combined voting power of the resulting entity, or
• at least a majority of the members of the Board of Directors of the entity resulting from the transaction were members of the Company’s Board at the time of executing the agreement to reorganize or merge; and
•	a liquidation or dissolution of the Company or a sale of substantially all of its assets.

The Merger constituted a change in control under the severance compensation agreements.

The separation agreements provide that, in the event of a termination of employment by the Company other than for cause, death or disability, or a termination for good reason, the executive will receive certain benefits, with such benefits being enhanced if the termination occurs within two years following a change in control.

Benefits under the separation agreements generally include:

•	a pro-rated annual bonus for the number of days in the calendar year through the date of termination,
•	cash payments equal to 1.5 or 2 times (in the event the termination occurs outside of two years of a change in control) or 2 or 3 times (in the event the termination occurs within two years of a change in control) the sum of:
• the executive’s annual base salary received during the 24 months prior to the date of termination and
• the amount of cash incentive awards received by the executive officer during the 24 months prior to the date of termination, divided by two; and
•	continued medical, dental, vision, disability and life insurance benefits for the individual and his or her dependents 1.5 or 2 times (in the event the termination occurs outside of two years of a change in control) or 2 or 3 times (in the event the termination occurs within two years of a change in control).

The legacy Cimarex severance compensation agreements contain a Section 280G “best-net” cutback provision, which provides that, if the total payments to the executive officer under his severance compensation agreement would exceed the applicable threshold under Section 280G of the Code, then those payments will be reduced to the applicable threshold to avoid the imposition of the excise taxes under Section 4999 of the Code in the event such reduction would result in a better after-tax result for the executive officer. The legacy Cimarex severance compensation agreements do not contain excise tax gross-up provisions.

The legacy Cimarex severance compensation agreements also provide that, in the event of a termination without cause or for good reason prior to a change in control, time-based equity awards will vest pro-rata based on the period of continuous service elapsed in the vesting period as of the date of termination as compared to the total duration of the vesting period and subject to compliance with certain non-solicitation covenants, a pro-rata portion of performance-based equity awards, based on the time employed during the performance period, shall remain outstanding and eligible to vest if and to the extent the performance metrics in the applicable award agreements are met.

The Jorden Letter Agreement further provides that, upon a termination without cause or for good reason during Mr. Jorden’s Employment Period, or upon Mr. Jorden’s death or disability, all of his equity awards, including any legacy Cimarex equity awards that were converted into equity awards of the Company pursuant to the terms of the Merger Agreement, will vest in full.

Equity Award Agreements

The award agreements for Mr. Jorden’s and Mr. Bell’s December 2021 long-term equity awards include provisions for the immediate vesting of all unvested awards upon a change in control or upon the termination of Mr. Jorden’s or Mr. Bell’s employment due to death or disability. Each of Mr. Bell’s and Mr. Clason’s award agreements further provide for prorated vesting of his December 2021 and February 2022 long-term equity incentive awards upon his termination by the Company without cause or resignation for good reason.

For a more detailed discussion of the terms of these awards, see above under “Grants of Plan-Based Awards.”

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Potential Payments to NEOs

The tables below reflect the compensation payable to each NEO upon retirement, involuntary not-for-cause termination, for cause termination, termination following a change-in-control, and in the event of disability or death of the executive. The table reflects the amounts that would have been paid to each NEO assuming the event occurred on December 31, 2022. The value of any accelerated long-term incentive awards was computed using the closing price of the Company’s Common Stock on December 30, 2022 of $24.57. The actual amounts of any compensation to be paid out can only be determined at the time of such executive’s separation from the Company.

Thomas E. Jorden, Chief Executive Officer and President

Executive Benefit and Payments Upon Separation	Voluntary Resignation	Retirement	Involuntary Not For Cause Termination or “Good Reason” Resignation(1)	For Cause Termination	Change In Control(2)	Disability	Death
Compensation
Multiple of Salary (2x or 3x)			$2,187,383		$3,281,075
Multiple of Bonus (2x or 3x)			$3,740,000		$5,610,000
Current Year Bonus (pro-rated)			$1,870,000		$1,870,000
Long-Term Incentive Compensation
Restricted Stock Vesting(3)			$32,778,272		$32,778,272	$32,778,272	$32,778,272
Performance Share Vesting			$10,531,513		$10,531,513	$10,531,513	$10,531,513
Benefits & Perquisites
Payout of Deferred Compensation(4)	$165,429	$165,429	$165,429	$165,429	$165,429	$165,429	$165,429
Health, Life, and Welfare Benefits Continuation			$225,569		$338,354
Excise Tax & Gross-Up
Outplacement Services
Earned Vacation	$81,941	$81,941	$81,941	$81,941	$81,941	$81,941	$81,941
Total	$247,370	$247,370	$51,580,108	$247,370	$54,656,584	$43,557,155	$43,557,155

(1)	Pursuant to Mr. Jorden’s legacy Cimarex severance compensation agreement, Mr. Jorden is entitled to payments equal to (1) two times the sum of (a) the average of his annual base salary received during the 24 months prior to his termination and (b) the average of his cash incentive awards received during the 24 months prior to his termination; (2) a pro-rated bonus for the calendar year of termination, based on the average of the last two annual bonuses paid to him; and (3) 24 months of continued medical, dental, vision disability and life insurance benefits.
(2)	Pursuant to Mr. Jorden’s legacy Cimarex severance compensation agreement, if Mr. Jorden is terminated without cause or for good reason within a specified time following a change in control, Mr. Jorden is entitled to payments equal to (1) three times the sum of (a) the average of his annual base salary received during the 24 months prior to his termination and (b) the average of his cash incentive awards received during the 24 months prior to his termination; (2) a pro-rated bonus for the calendar year of termination, based on the average of the last two annual bonuses paid to him; and (3) 36 months of continued medical, dental, vision disability and life insurance benefits.
(3)	Pursuant to the Jorden Letter Agreement, if Mr. Jorden’s employment is terminated without cause or for good reason, or due to Mr. Jorden’s death or disability, his outstanding equity awards will vest in full.
(4)	Amounts in this row represent earned compensation voluntarily deferred by the NEO under the terms of the deferred compensation plan. For more information, see “Nonqualified Deferred Compensation” above. For termination of employment due to retirement, payment of the deferred compensation is based upon the NEO’s election at the time of deferral. For all other terminations of employment, payment of the deferred compensation is in a lump sum six months from the date of termination.

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Scott C. Schroeder, Executive Vice President and Chief Financial Officer(1)

Executive Benefit and Payments Upon Separation	Voluntary Resignation	Retirement	Involuntary Not For Cause Termination or “Good Reason” Resignation(2)	For Cause Termination	Change In Control	Disability	Death
Compensation
Multiple of Salary (1.5x or 2x)
Multiple of Bonus (1.5x or 2x)
Current Year Bonus (pro-rated)
Long-Term Compensation
Restricted Stock Vesting		$1,748,229			$1,748,229	$1,748,229	$1,748,229
Performance Share Vesting		$2,622,356			$2,622,356	$2,622,356	$2,622,356
Benefits & Perquisites
Payout of Deferred Compensation	$14,258,845	$14,258,845	$14,258,845	$14,258,845	$14,258,845	$14,258,845	$14,258,845
Health, Life, and Welfare Continuation
Excise Tax & Gross Up
Outplacement Services
Earned Vacation	$51,960	$51,960	$51,960	$51,960	$51,960	$51,960	$51,960
Total	$14,310,805	$18,681,390	$14,310,805	$14,310,805	$18,681,390	$18,681,390	$18,681,390

(1)	As discussed above in the “Compensation Discussion & Analysis—2022 Compensation Decisions—Elements of Post-Termination Compensation—Change-in-Control and Severance Agreements—Legacy Cabot Change-in-Control-Agreements” sections, in connection with the Merger Mr. Schroeder waived his change-in-control agreement in exchange for a one-time payment to his deferred compensation account and therefore is not entitled to any severance compensation or benefits in connection with a termination of his employment.
(2)	Amounts in this row represent earned compensation voluntarily deferred by the NEO under the terms of the deferred compensation plan. For more information, see “Nonqualified Deferred Compensation” above. For termination of employment due to retirement, payment of the deferred compensation is based upon the NEO’s election at the time of deferral. For all other terminations of employment, payment of the deferred compensation is in a lump sum six months from the date of termination.

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Dan O. Dinges, Executive Chairman

Executive Benefit and Payments Upon Separation	Voluntary Resignation	Retirement	Involuntary Not For Cause Termination or “Good Reason” Resignation(1)	For Cause Termination	Change In Control	Disability	Death
Compensation
Multiple of Salary (3x)			$3,300,000		$3,300,000
Multiple of Bonus (3x)			$6,300,000		$6,300,000
Current Year Bonus			$1,430,000		$1,430,000
Long-Term Incentive Compensation
Restricted Stock Vesting		$1,895,674	$1,895,674		$1,895,674	$1,895,674	$1,895,674
Performance Share Vesting		$2,843,511	$2,843,511		$2,843,511	$2,843,511	$2,843,511
Benefits & Perquisites
Payout of Deferred Compensation(2)	$18,847,536	$18,847,536	$18,847,536	$18,847,536	$18,847,536	$18,847,536	$18,847,536
Health, Life, and Welfare Benefits Continuation		$48,374	$48,374		$48,374
Excise Tax & Gross-Up
Outplacement Services			$165,000		$165,000
Earned Vacation	$103,655	$103,655	$103,655	$103,655	$103,655	$103,655	$103,655
Other Interest Earned			$260,213		$260,213
Total	$18,951,191	$23,738,750	$35,193,963	$18,951,191	$35,193,963	$23,690,376	$23,690,376

(1)	Pursuant to the terms of the Dinges Agreement, as amended, upon certain terminations of employment within two years following a change in control, or a termination of employment prior to the end of the Dinges Employment Period, Mr. Dinges is generally entitled to the benefits set forth in the Change-in-Control Agreement, which include (1) a lump-sum cash payment equal to (x) three times the sum of his base salary and (y) the greater of his target bonus or actual annual bonus paid in three prior years, (2) a 10 percent discretionary Company retirement contribution on base salary and bonus in respect of 2022 consistent with the Company’s practice of making such contributions with respect to payments made to legacy Cabot executive officers to terminate their change in control agreements, (3) three years of continued medical, dental and life insurance coverage, (4) outplacement assistance, and (5) interest.
(2)	Amounts in this row represent earned compensation voluntarily deferred by the NEO under the terms of the deferred compensation plan. For more information, see “Nonqualified Deferred Compensation” above. For termination of employment due to retirement, payment of the deferred compensation is based upon the NEO’s election at the time of deferral. For all other terminations of employment, payment of the deferred compensation is in a lump sum six months from the date of termination.

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Stephen P. Bell, Executive Vice President, Business Development

Executive Benefit and Payments Upon Separation	Voluntary Resignation	Retirement	Involuntary Not For Cause Termination or “Good Reason” Resignation(1)	For Cause Termination	Change In Control(2)	Disability	Death
Compensation
Multiple of Salary			$824,175		$1,098,900
Multiple of Bonus			$1,149,000		$1,532,000
Current Year Bonus			$766,000		$766,000
Long-Term Incentive Compensation
Restricted Stock Vesting(3)		$1,661,681	$1,661,681		$4,866,432	$4,866,432	$4,866,432
Performance Share Vesting		$576,493	$576,493		$1,895,674	$1,895,674	$1,895,674
Benefits & Perquisites
Payout of Deferred Compensation(4)	$10,597	$10,597	$10,597	$10,597	$10,597	$10,597	$10,597
Health, Life, and Welfare Benefits Continuation			$72,554		$96,738
Excise Tax & Gross-Up
Outplacement Services
Earned Vacation	$61,126	$61,126	$61,126	$61,126	$61,126	$61,126	$61,126
Total	$71,723	$2,309,897	$5,121,626	$71,723	$10,327,467	$6,833,829	$6,833,829

(1)	Pursuant to Mr. Bell’s legacy Cimarex severance compensation agreement, Mr. Bell is entitled to payments equal to (1) one-and-a-half times the sum of (a) the average of his annual base salary received during the 24 months prior to his termination and (b) the average of his cash incentive awards received during the 24 months prior to his termination; (2) a pro-rated bonus for the calendar year of termination, based on the average of the last two annual bonuses paid to him; and (3) 18 months of continued medical, dental, vision disability and life insurance benefits.
(2)	Pursuant to Mr. Bell’s legacy Cimarex severance compensation agreement, if Mr. Bell is terminated without cause or for good reason within a specified time following a change in control, Mr. Bell is entitled to payments equal to (1) two times the sum of (a) the average of his annual base salary received during the 24 months prior to his termination and (b) the average of his cash incentive awards received during the 24 months prior to his termination; (2) a pro-rated bonus for the calendar year of termination, based on the average of the last two annual bonuses paid to him; and (3) 24 months of continued medical, dental, vision disability and life insurance benefits.
(3)	For the equity awards granted to Mr. Bell in December 2021 and February 2022, receipt of the full payout will occur at the original vesting date set forth in the award agreement only if Mr. Bell remains continuously employed through such date, except that (1) in the event of Mr. Bell’s termination by the Company not for cause or resignation for good reason, the award will vest pro-rata based on the number of days that elapsed between December 1, 2021 and February 28, 2022, respectively, and the date of his termination, over the full vesting period, and (2) the awards will fully vest upon a change in control of the Company or a termination of Mr. Bell’s employment due to his death or disability.
(4)	Amounts in this row represent earned compensation voluntarily deferred by the NEO under the terms of the deferred compensation plan. For more information, see “Nonqualified Deferred Compensation” above. For termination of employment due to retirement, payment of the deferred compensation is based upon the NEO’s election at the time of deferral. For all other terminations of employment, payment of the deferred compensation is in a lump sum six months from the date of termination.

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Christopher H. Clason, Senior Vice President and Chief Human Resources Officer

Executive Benefit and Payments Upon Separation	Voluntary Resignation	Retirement	Involuntary Not For Cause Termination or “Good Reason” Resignation(1)	For Cause Termination	Change In Control(2)	Disability	Death
Compensation
Multiple of Salary			$704,375		$939,167
Multiple of Bonus			$1,080,000		$1,440,000
Current Year Bonus			$640,000		$640,000
Long-Term Incentive Compensation
Restricted Stock Vesting(3)		$1,107,790	$1,107,790		$3,244,297	$3,244,297	$3,244,297
Performance Share Vesting		$384,328	$384,328		$1,263,783	$1,263,783	$1,263,783
Benefits & Perquisites
Payout of Deferred Compensation(4)	$405,887	$405,887	$405,887	$405,887	$405,887	$405,887	$405,887
Health, Life, and Welfare Benefits Continuation			$69,906		$93,209
Excise Tax & Gross-Up
Outplacement Services
Earned Vacation
Total	$405,887	$1,898,005	$4,392,286	$405,887	$8,026,343	$4,913,967	$4,913,967

(1)	Pursuant to Mr. Clason’s legacy Cimarex severance compensation agreement, Mr. Clason is entitled to payments equal to (1) one-and-a-half times the sum of (a) the average of his annual base salary received during the 24 months prior to his termination and (b) the average of his cash incentive awards received during the 24 months prior to his termination; (2) a pro-rated bonus for the calendar year of termination, based on the average of the last two annual bonuses paid to him; and (3) 18 months of continued medical, dental, vision disability and life insurance benefits.
(2)	Pursuant to Mr. Clason’s legacy Cimarex severance compensation agreement, if Mr. Clason is terminated without cause or for good reason within a specified time following a change in control, Mr. Clason is entitled to payments equal to (1) two times the sum of (a) the average of his annual base salary received during the 24 months prior to his termination and (b) the average of his cash incentive awards received during the 24 months prior to his termination; (2) a pro-rated bonus for the calendar year of termination, based on the average of the last two annual bonuses paid to him; and (3) 24 months of continued medical, dental, vision disability and life insurance benefits.
(3)	For the equity awards granted to Mr. Clason in December 2021 and February 2022, receipt of the full payout will occur at the original vesting date set forth in the award agreement only if Mr. Clason remains continuously employed through such date, except that (1) in the event of Mr. Clason termination by the Company not for cause or resignation for good reason, the award will vest pro-rata based on the number of days that elapsed between December 1, 2022 and February 28, 2022, respectively, and the date of his termination, over the full vesting period, and (2) the awards will fully vest upon a change in control of the Company or a termination of Mr. Clason employment due to his death or disability.
(4)	Amounts in this row represent earned compensation voluntarily deferred by the NEO under the terms of the deferred compensation plan. For more information, see “Nonqualified Deferred Compensation” above. For termination of employment due to retirement, payment of the deferred compensation is based upon the NEO’s election at the time of deferral. For all other terminations of employment, payment of the deferred compensation is in a lump sum six months from the date of termination.

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PAY RATIO DISCLOSURE

The following table sets forth comparative information regarding:

•	the annual total compensation of our CEO, Mr. Jorden, for the year ended December 31, 2022, determined using the methodology described below;
•	the annual total compensation of our median employee for the year ended December 31, 2022, determined on the basis described below; and
•	a ratio comparison of those two amounts, each as determined in accordance with rules prescribed by the SEC.

CEO Pay Ratio
CEO annual total compensation (A)	$15,303,397	(1)
Median employee annual total compensation (B)	$126,643
Ratio of (A) to (B)	121:1
(1)	Determined based on the total compensation paid to Mr. Jorden as reported in the Summary Compensation Table.

Median Employee

For purposes of identifying our median employee, as permitted by the SEC rules, we examined our employee population, excluding our CEO, as of December 31, 2022. In making that determination for this proxy statement we:

•	used total base salary earnings as determined from Coterra’s payroll records for the period from January 1, 2022 through December 31, 2022 as our consistently applied compensation measure;
•	did not include bonus-based incentive amounts, because those amounts are not distributed to all of our employees and have an impact on the determination of the median employee;
•	did not include equity-based incentive compensation awards because those awards are not widely distributed to our employees and have an impact on the determination of the median employee;
•	included all employees Coterra and its consolidated subsidiaries as of December 31, 2022 employed on a full-time basis;
•	did not make any assumptions, adjustments, or estimates with respect to total base salary earnings;
•	did not annualize the compensation for any full-time employees that were not employed by us for all of 2022; and
•	did not use statistical sampling or include any cost of living adjustments.

After identifying the median employee based on the process described above we calculated annual total compensation for that employee using the same methodology we used for determining total compensation for 2022 for our named executive officers as set forth in the Summary Compensation Table.

We believe that the CEO pay ratio above is a reasonable estimate calculated in a manner consistent with rules prescribed by the SEC.

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PAY VERSUS PERFORMANCE

The table below sets forth comparative information of the relationship between the “compensation actually paid” to our CEO and other named executive officers (computed in the manner required by SEC rules as described below), and certain financial performance measures over the last three fiscal years.

	Summary compensation table total for CEO(1)		Compensation actually paid to CEO(2)		Average summary compensation table total for non-CEO NEOs(3)	Average compensation actually paid to non-CEO NEOs(3)(4)	Value of initial fixed $100 investment based on:
Year	Post- Merger	Pre- Merger	Post- Merger	Pre- Merger			Total shareholder return	Peer group total shareholder return(5)	Net income (in millions)	Free Cash Flow (in millions)
2022	$15,303,397		$32,092,019		$10,068,380	$10,308,634	$166.86	$193.53	$4,065	$3,642
2021	$11,061,939	$14,554,728	$6,097,986	$14,225,161	$6,826,596	$6,780,037	$118.13	$118.49	$1,158	$1,088
2020		$14,194,706		$17,805,568	$3,503,938	$4,256,657	$95.66	$62.55	$201	$109
(1)	Reflects the summary compensation table total compensation of (a) our current CEO, Thomas E. Jorden, from his appointment on October 1, 2021 to present and (b) our former CEO, Dan O. Dinges, for prior periods.
(2)	The dollar amounts reported in this column represent the amount of “Compensation Actually Paid” to Mr. Jorden (post-Merger) and Mr. Dinges (pre-Merger), respectively, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Jorden or Mr. Dinges, respectively, during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Jorden’s and Mr. Dinges’s respective total compensation for each year to determine the compensation actually paid:

	2022	2021		2020
Adjustment to Determine Compensation Actually Paid for CEO		Post-Merger	Pre-Merger
Total reported in Summary Compensation Table (SCT)	$15,303,397	$11,061,939	$14,554,728	$14,194,706
Minus: Value of Stock & Option Awards Reported in SCT	$(12,554,661)	$(10,000,000)	$(10,649,843)	$(11,267,676)
Plus: Year-End Value of Awards Granted in Fiscal Year that are Unvested and Outstanding	$10,257,188	$9,286,421	$-	$12,760,574
Plus: Change in FMV of Prior Year Awards that are Outstanding and Unvested	$7,430,809	$(5,392,173)	$-	$1,161,681
Plus: FMV of Awards Granted this Year and that Vested this Year	$-	$-	$10,901,242	$-
Plus: Change in FMV (from Prior Year-End) of Prior Year Awards that Vested this Year	$6,860,435	$(846,226)	$(580,966)	$956,283
Plus: Value of Dividends Paid on Stock Awards not Otherwise Reflected in Fair Value or Total Compensation	$4,794,851	$1,988,025	$-	$-
Minus: Prior Year FMV of Prior Year Awards that Failed to Vest this Year	$-	$-	$-	$-
Total Adjustments	$16,788,622	$(4,963,953)	$(329,567)	$3,610,862
“Compensation Actually Paid”	$32,092,019	$6,097,986	$14,225,161	$17,805,568

(3)	The non-CEO NEOs included in this column are:

Year	Non-CEO NEOs
2022	Scott C. Schroeder, Dan O. Dinges, Stephen P. Bell, and Christopher H. Clason
2021	Scott C. Schroeder, Stephen P. Bell, Steven W. Lindeman, Phillip L. Stalnaker and Jeffrey W. Hutton
2020	Scott C. Schroeder, Steven W. Lindeman, Phillip L. Stalnaker and Jeffrey W. Hutton

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(4)	The dollar amounts reported in this column represent the amount of “Compensation Actually Paid” to the Company’s NEOs as a group (excluding Mr. Jorden and Mr. Dinges, where applicable) as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to such NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the average total compensation for the NEOs as a group (excluding Mr. Jorden and Mr. Dinges, where applicable) for each year to determine the compensation actually paid using the same methodology described above in footnote(4):

Adjustment to Determine Compensation Actually Paid for NEOs	2022	2021	2020
Total reported in Summary Compensation Table (SCT)	$10,068,380	$6,826,596	$3,503,938
Minus: Value of Stock & Option Awards Reported in SCT	$(3,935,574)	$(2,759,065)	$(2,413,381)
Plus: Year-End Value of Awards Granted in Fiscal Year that are Unvested and Outstanding	$3,630,038	$847,510	$2,728,760
Plus: Change in FMV of Prior Year Awards that are Outstanding and Unvested	$340,299	$-	$240,708
Plus: FMV of Awards Granted this Year and that Vested this Year	$-	$1,913,978	$-
Plus: Change in FMV (from Prior Year-End) of Prior Year Awards that Vested this Year	$-	$(72,443)	$196,632
Plus: Value of Dividends Paid on Stock Awards not Otherwise Reflected in Fair Value or Total Compensation	$205,491	$23,461	$-
Minus: Prior Year FMV of Prior Year Awards that Failed to Vest this Year	$-	$-	$-
Total Adjustments	$240,254	$(46,559)	$752,719
“Compensation Actually Paid”	$10,308,634	$6,780,037	$4,256,657

(5)	The amounts reported in this column represent the value of an initial $100 investment in the Company’s 2022 compensation peer group. See the “Company TSR vs Peer TSR & Alignment of CAP with Company TSR” graph and related footnotes under “Relationship Between Compensation Actually Paid and Performance Measures” below for more information.

Relationship Between Compensation Actually Paid and Performance Measures

The following graphs illustrate the relationship between the pay and performance figures that are included in the pay versus performance table above. In addition, the first graph below further illustrates the relationship between Company total shareholder return and that of the Industry Peer Group by year. As noted above, “compensation actually paid” for purposes of the tabular disclosure and the following graphs were calculated in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by or actually paid to our NEOs during the applicable years.

Company TSR  vs Peer TSR & Alignment of CAP with
Company TSR

(1)	The 2020 compensation peer group was comprised of the following companies: Antero Resources Corporation, Apache Corporation, Chesapeake Energy Company, Cimarex Energy Company, Concho Resources Inc., Continental Resources Inc., Devon Energy Corporation, EQT Corporation, Marathon Oil Corporation, Murphy Oil Corporation, Noble Energy Inc., Ovintiv Inc., Pioneer Natural Resources Company, Range Resources Corporation, Southwestern Energy Company and WPX Energy, Inc. As of March 9, 2023, Cimarex Energy Company, Concho Resources Inc., Continental Resources, Inc., Noble Energy Inc., WPX Energy, Inc. were no longer publicly traded and were therefore excluded from the data shown.

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(2)	The 2021 compensation peer group was comprised of the following companies: Antero Resources Corporation, Apache Corporation, CNX Resources Corporation, Cimarex Energy Company, Continental Resources Inc., Devon Energy Corporation, Diamondback Energy, Inc., EQT Corporation, Marathon Oil Corporation, Murphy Oil Corporation, Ovintiv Inc., Pioneer Natural Resources Company, Range Resources Corporation, and Southwestern Energy Company. As of March 9, 2023, Cimarex Energy Company and Continental Resources, Inc. were no longer publicly traded and were therefore excluded from the data shown.
(3)	The 2022 compensation peer group was comprised of the following companies: Antero Resources Corporation, Apache Corporation, Chesapeake Energy Corporation, CNX Resources Corporation, Continental Resources Inc., Devon Energy Corporation, Diamondback Energy, Inc., EOG Resources, Inc., EQT Corporation, Hess Corporation, Marathon Oil Corporation, Occidental Petroleum Corporation, Ovintiv Inc., and Pioneer Natural Resources Company. As of March 9, 2023, Continental Resources, Inc. was no longer publicly traded and was therefore excluded from the data shown.

Alignment of CAP with Net Income & Free Cash Flow(1)
$ millions

(1)	Free Cash Flow is defined as cash flow from operating activities excluding changes in assets and liabilities less cash paid for capital expenditures. Free Cash Flow is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or net income, as defined by GAAP, or as a measure of liquidity.

Performance Measures

The table below sets forth our most important performance measures used to link “Compensation Actually Paid” for our NEOs to company performance, over the fiscal year ending December 31, 2022. Please see “Compensation Discussion and Analysis—Annual Cash Incentive Bonus—2022 Performance Metrics and Goals” and “—Determination of 2022 Bonus Payout” for further information regarding these performance measures and their function in our executive compensation program. The performance measures included in this table are not ranked by relative importance.

2022 Most Important Performance Measures (unranked)
ROIC
Free Cash Flow
Relative TSR

We chose Free Cash Flow as our company selected measure for evaluating pay versus performance because it is a key metric in our short-term incentive determinations and can be reconciled to our audited financial statements. Free Cash Flow is defined as cash flow from operating activities excluding changes in assets and liabilities less cash paid for capital expenditures. Free Cash Flow is an indicator of a company’s ability to generate cash flow after spending the money required to maintain or expand its asset base, and is used by the Company’s management for that purpose. Free Cash Flow is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or net income, as defined by GAAP, or as a measure of liquidity.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information regarding the number of shares of common stock that may be issued under the Prior Plans as of December 31, 2022:

	(a)		(b)		(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	5,251,036	(1)	$18.08	(2)	44,713,448	(3)
Equity compensation plans not approved by security holders	n/a		n/a		n/a
Total	5,251,036		n/a		44,713,448

(1)	This amount includes 3,233,616 shares covered by RSUs that have not vested, 245,898 director RSUs that have vested but have not yet settled into shares of common stock, 536,609 shares subject to non-qualified stock options, and 1,234,913 shares representing the maximum number of shares subject to PSUs assuming the maximum payout is achieved.
(2)	This is the weighted average exercise price of 536,609 non-qualified stock options outstanding under the Prior Plans. As of December 31, 2022, such stock options had a weighted average life of 2.6 years.
(3)	Includes 9,509,196 shares that are available for future grants under the Prior Cabot Plan and 35,204,252 shares that are available for future grants to legacy Cimarex employees only under the Prior Cimarex Plan.

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PROPOSAL 2

APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has approved and recommended the appointment of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as the independent registered public accounting firm to examine the Company’s financial statements for 2023. The persons named in the accompanying proxy will vote in accordance with the choice specified thereon, or, if no choice is properly indicated, in favor of the ratification of PricewaterhouseCoopers as the independent registered public accounting firm for the Company. A representative of PricewaterhouseCoopers is expected to be in attendance at the Annual Meeting.

See “Audit Committee Report” below for further information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR ITS 2023 FISCAL YEAR.

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR SERVICES IN 2022 AND 2021

Fee Type*	2022	2021
Audit Fees(1)	$2,600,000	$2,600,000
Audit Related Fees(2)	$615,000	$500,000
Tax Fees(3)	$1,121,330	$1,068,145
All Other Fees(4)	$900	$900
*	No pre-approved requirements were waived under the de minimis exception.
(1)	Consists of fees associated with the audits of our consolidated financial statements and reviews of our quarterly condensed consolidated financial statements within such years.
(2)	Consists of fees associated with SEC registration statements and other documents filed with the SEC or issued in connection with securities offerings; e.g. comfort letters and consents. Also includes services related to a pre-implementation review related to the system conversion activities associated with Cimarex’s financial data.
(3)	Consists of federal and state tax compliance and tax planning advice.
(4)	Consists of fees associated with an accounting research software license and reference materials.

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AUDIT COMMITTEE REPORT

The Audit Committee is currently composed of four independent, non-employee directors. The Board has made a determination that each of the members of the Audit Committee satisfies the requirements of the NYSE listing standards as to independence, financial literacy and experience. The Board also determined that each of the members of the Audit Committee is an “audit committee financial expert” as defined by rules of the SEC. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, as amended from time to time by the Board, which is included on the Company’s website, www.coterra.com. The Audit Committee reviews its charter annually. The function of the Audit Committee is to review and report to the Board with respect to various auditing and accounting matters, including overseeing the integrity of the financial statements of the Company, the compliance by the Company with legal and regulatory requirements, the selection, independence, qualifications, performance and compensation of the Company’s independent registered public accounting firm and the performance of the Company’s internal audit function. This is a report on the Audit Committee’s activities relating to 2022.

REVIEW OF AUDITED FINANCIAL STATEMENTS WITH MANAGEMENT

The Audit Committee reviewed and discussed the audited financial statements and management’s discussion and analysis of the Company’s financial condition and results of operations with the management of the Company.

REVIEW OF FINANCIAL STATEMENTS AND OTHER MATTERS WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee discussed with PricewaterhouseCoopers the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers required by applicable PCAOB requirements regarding such firm’s communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers such firm’s independence. These discussions included a review of all audit and non- audit services (including tax services) provided by PricewaterhouseCoopers to the Company.

RECOMMENDATION THAT FINANCIAL STATEMENTS BE INCLUDED IN THE ANNUAL REPORT

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and filed with the SEC.

Audit Committee

Dorothy M. Ables, Chair

Robert S. Boswell

Lisa A. Stewart

Frances M. Vallejo

February 20, 2023

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PROPOSAL 3
TO APPROVE, BY NON-BINDING ADVISORY VOTE,
THE COMPENSATION OF OUR NAMED EXECUTIVE
OFFICERS

In accordance with Section 14A of the Exchange Act and the related rules of the SEC, the shareholders of the Company are entitled to cast an advisory vote at the Annual Meeting to approve the compensation of the Company’s NEOs. The vote on this Proposal 3 is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our NEOs as described in this Proxy Statement. At the 2017 annual meeting, our shareholders approved our proposal to provide you this opportunity on an annual basis.

As described more fully in the “Compensation Discussion and Analysis” section of this Proxy Statement, the Company’s executive compensation program is designed to:

•	Align executive compensation with our business strategy;
•	Encourage management to create sustained value for the shareholders while managing inherent business risks;
•	Attract, retain, and engage talented executives; and
•	Support a long-term performance-based culture throughout the Company.

We urge you to read the “Compensation Discussion and Analysis” section on pages 29 to 45 so that you have an understanding of our executive compensation philosophy, policies and practices and actions taken based on the 2022 say-on-pay vote results.

The shareholder vote on executive compensation is an advisory vote only, and it is not binding on the Company or the Board of Directors. Although the vote is non-binding, the Compensation Committee and the Board value the opinions of the shareholders and will consider the outcome of the vote when making future compensation decisions. Subject to the outcome of the vote on Proposal 4, it is expected that the next say-on-pay vote will occur at the 2024 annual meeting of shareholders.

The advisory vote regarding the compensation of the NEOs described in this Proposal 3 will be approved if a majority of the shares present in person or by proxy at the meeting and entitled to vote on the proposal vote in favor of the proposal. Abstentions will have the same effect as votes against the proposal, but broker non-votes will not affect the outcome of the voting on the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

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PROPOSAL 4
TO APPROVE, BY NON-BINDING ADVISORY VOTE,
THE FREQUENCY OF THE ADVISORY VOTE ON
EXECUTIVE COMPENSATION

As described in Proposal 3 above, shareholders are being provided the opportunity to cast an advisory vote on Coterra’s executive compensation program. This Proposal 4 affords shareholders the opportunity to cast an advisory vote on how often Coterra should include a say-on-pay vote (described in Proposal 3 above) in its proxy materials for future annual meetings of shareholders (or a special shareholder meeting for which Coterra must include executive compensation information in the proxy statement for that meeting). Under this Proposal 4, shareholders may vote to have the say-on-pay vote every year, every two years, or every three years, or may abstain from voting.

The Board has determined that an annual advisory vote on executive compensation will permit our shareholders to provide direct input on Coterra’s executive compensation philosophy, policies and practices as disclosed in the proxy statement each year. The Board also believes that an annual vote is consistent with our efforts to engage in an ongoing dialogue with our shareholders on executive compensation and corporate governance matters.

Because your vote is advisory, it will not be binding upon the Board. However, the Board values shareholders’ opinions, and the Compensation Committee will take into account the outcome of the vote when considering the frequency of advisory votes on executive compensation. The option approved by a majority of the shares present in person or represented by proxy and entitled to vote on this Proposal 4 will be deemed to be the option approved by the shareholders. If none of the three alternatives receives such majority approval, the Board will consider the option that receives the greatest number of votes to be the option recommended by shareholders. Neither broker non-votes nor abstentions will have an effect on the outcome of the voting on the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR 1 YEAR.

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PROPOSAL 5
TO APPROVE THE COTERRA ENERGY INC.
2023 EQUITY INCENTIVE PLAN

We are asking you to approve the Coterra Energy Inc. 2023 Equity Incentive Plan (the “2023 Plan”), an omnibus equity incentive plan that is intended to replace the existing Cabot Oil & Gas Corporation 2014 Incentive Plan (the “Prior Cabot Plan”) and the Cimarex Energy Co. 2019 Equity Incentive Plan (the “Prior Cimarex Plan,” and collectively with the Prior Cabot Plan, the “Prior Plans”). The 2023 Plan was approved by the Board of Directors on February 21, 2023, to be effective upon shareholder approval at the 2023 annual meeting of shareholders. After the effective date of the 2023 Plan, no awards may be granted under the Prior Plans. A copy of the 2023 Plan is attached to this proxy statement as Appendix A.

The key features of the 2023 Plan include the following:

•	A reserve of 22,950,000 shares of our common stock that may be issued pursuant to awards under the 2023 Plan;
•	Shares delivered pursuant to awards under the 2023 Plan are counted against the share reserve on a 1:1 basis;
•	A term that expires on February 21, 2033;
•	Permitted awards include, but are not limited to, options, stock appreciation rights (sometimes referred to as “SARs”), restricted stock, restricted stock units (sometimes referred to as “RSUs”), performance stock units (sometimes referred to as “PSUs”), and other cash and stock-based awards;
•	No direct or indirect repricing of options or stock appreciation rights without shareholder approval;
•	Stringent share recycling provisions that prohibit recycling of shares used as consideration for tax withholding as applicable to all award types or as consideration for option exercises, along with full counting of all shares subject to stock-settled stock appreciation rights;
•	A minimum one-year vesting schedule on all equity-based awards excluding substitution awards, shares delivered in lieu of fully vested cash awards, and awards to non-employee directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of shareholders that is at least 50 weeks after the prior annual meeting (applicable to at least 95 percent of the shares authorized for issuance so that up to 5 percent of the authorized shares may be issued pursuant to exceptions to the minimum one-year vesting);
•	No automatic single trigger vesting upon a change in control and no excise-tax gross-ups on equity awards;
•	Robust transfer restrictions; and
•	Awards are subject to the Company’s clawback policy, as further described in the CD&A section of this proxy statement.

REASONS FOR ADOPTING THE 2023 PLAN

The Compensation Committee and the Board believe that we must continue to offer a competitive equity incentive program in order to successfully attract, retain and motivate the best employees, directors, and consultants, without whom we cannot execute on our business goals or deliver value to our shareholders. We currently maintain the Prior Plans for these purposes. As of February 22, 2023, there were 8,298,973 and 35,249,401 shares available for grant under the Prior Cabot Plan and the Prior Cimarex Plan, respectively. The Prior Cabot Plan expires in 2024. The Prior Cimarex Plan may only be used to make awards to legacy Cimarex employees and may not be used to make awards to legacy Cabot employees or employees hired after the Merger. The 2023 Plan will be needed in order to make awards to these employees after the Prior Cabot Plan expires. If the shareholders approve the 2023 Plan at the annual meeting, there will be 22,950,000 shares available for grant under the 2023 Plan and no further awards will be granted under the Prior Plans. As set forth in the 2023 Plan, from February 21, 2023 until the Annual Meeting, the Company will not make new awards under the Prior Plans pursuant to which more than 200,000 shares are issuable. In the event the shareholders fail to approve the 2023 Plan, the Prior Plans will remain in effect with their respective share reserves described above.

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OUTSTANDING AWARDS UNDER THE PRIOR PLANS

The Prior Plans are the only equity-based plans under which we can currently grant equity awards. As of February 22, 2023, there were 527,631 shares subject to non-qualified stock options outstanding under the Prior Plans with a weighted average exercise price of $18.24 and weighted average remaining term of 2.5 years. In addition, as of February 22, 2023, there were an additional 7,902,003 equity awards outstanding under the Prior Plans, comprised of 2,027,825 shares of restricted stock that have not vested and are subject to forfeiture, 3,816,195 shares covered by RSUs that have not vested, 245,898 director RSUs that have vested but have not yet settled into shares of common stock, and 1,812,085 shares representing the maximum number of shares of common stock subject to PSUs assuming the maximum payout is achieved. Other than the foregoing, no other awards under the Prior Plans were outstanding.

As of February 22, 2023, the total number of outstanding shares of the Company’s common stock was 768,258,911.

DESCRIPTION OF THE 2023 PLAN

The following summary of material terms of the 2023 Plan does not purport to be complete and is subject to and qualified in its entirety by the actual terms of the 2023 Plan. A copy of the 2023 Plan is provided as Appendix A to this proxy statement.

Purpose of the 2023 Plan

The purpose of the 2023 Plan is to promote the success of the Company and the interests of its shareholders by providing an additional means for the Company to attract, motivate, retain and reward directors, officers, employees and other eligible persons (including certain consultants and advisors).

The Board or one or more committees consisting of directors appointed by the Board will administer the 2023 Plan. The Board intends to delegate general administrative authority for the 2023 Plan to the Compensation Committee, which is comprised of directors who qualify as independent under the rules promulgated by the SEC and NYSE. Except where prohibited by applicable law, a committee may delegate some or all of its authority with respect to the 2023 Plan to another committee of directors or to one or more officers of the Company. Award grants intended to be exempt under Rule 16b-3 promulgated under the Exchange Act must be duly and timely authorized by the Board or by a committee consisting solely of two or more independent directors. The appropriate acting body, be it the Board, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this section as the Administrator.

The Administrator has broad authority under the 2023 Plan with respect to award grants including, without limitation, the authority:

•	To select participants and determine the type(s) of award(s) that they are to receive;
•	To determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award;
•	To cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents, and subject to the repricing prohibition described below;
•	To accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards subject to any required consents;
•	Subject to the other provisions of the 2023 Plan, to make certain adjustments to outstanding awards and authorize the conversion, succession or substitution of awards; and
•	To allow the purchase price of awards or shares of the Company’s common stock to be paid in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of the Company’s common stock or by a reduction of the number of shares deliverable pursuant to the awards, by services rendered by the recipient of the awards, by notice of third party payment or by cashless exercise, on such terms as the Administrator may authorize, or any other form permitted by law.

Eligibility

Persons eligible to receive awards under the 2023 Plan include officers and employees of the Company or any of its subsidiaries, non-employee directors of the Company, and certain individual consultants who render bona fide services to the Company or any of its subsidiaries (other than services in connection with the offering or sale of securities or as a market maker or promoter of securities of the Company). As of March 1, 2023, there were approximately 1,200 employees, including officers, of the Company and its subsidiaries and nine non-employee directors of the Company who would potentially be eligible to receive awards under the 2023 Plan.

Authorized Shares

Subject to certain standard equitable adjustments as provided in the 2023 Plan and as described below, the number of shares of Company common stock authorized for issuance

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pursuant to awards under the 2023 Plan is 22,950,000 shares; provided, however, that the number of shares of Company common stock authorized for issuance pursuant to awards of incentive stock options under the 2023 Plan is 12,000,000 shares. The 2023 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2023 Plan, except as may be required by the Administrator or applicable law or stock exchange rules.

Shares delivered under all awards issued pursuant to the 2023 Plan count against the share reserve on a 1:1 basis. Shares that are subject to or underlie awards that expire or for any reason are canceled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2023 Plan are available for reissuance under the 2023 Plan at the same rate. However, the 2023 Plan prohibits liberal share recycling. Accordingly, shares tendered or withheld to satisfy the exercise price of options or tax withholding obligations applicable to all award types, and shares covering the portion of exercised stock-settled SARs (regardless of the number of shares actually delivered), count against the share limit in accordance with the share counting system described above.

Awards Under the 2023 Plan

Because awards under the 2023 Plan are granted in the discretion of the Board or a committee of the Board, the type, number, recipients and other terms of future awards cannot be determined at this time.

No Repricing

In no event will any adjustment be made to a stock option or stock appreciation right award under the 2023 Plan (by amendment, cancellation and regrant, exchange for other awards or cash or other means) that would constitute a repricing of the per share exercise or base price of the award, unless such adjustment is approved by the shareholders of the Company. Adjustments made in accordance with the 2023 Plan to reflect a stock split or similar event are not deemed to be a repricing.

Minimum Vesting Schedule

The 2023 Plan requires a minimum one-year cliff vesting schedule for all equity-based awards under the 2023 Plan excluding substitution awards, shares delivered in lieu of fully vested cash awards, and awards to non-employee directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of shareholders that is at least 50 weeks after the prior annual meeting. This minimum vesting schedule will apply to at least 95 percent of the shares authorized for grant under the 2023 Plan. The foregoing restriction does not apply to the Administrator’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change in control, in the terms of the award or otherwise.

Types of Awards

The 2023 Plan authorizes stock options, SARs, restricted stock, RSUs, PSUs and other forms of awards that may be granted or denominated in or otherwise determined by reference to the Company’s common stock, as well as cash awards. The 2023 Plan provides flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Awards may, in certain cases, be paid or settled in cash.

Stock Options

A stock option is a right to purchase shares of the Company’s common stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an option generally may not be less than the fair market value of a share of the Company’s common stock on the date of grant. On March 1, 2023, the last sale price of the Company’s common stock as reported on NYSE was $25.24 per share. The maximum term of an option issued pursuant to the 2023 Plan is 10 years from the date of grant. An option may be either an incentive stock option or a nonqualified stock option. Incentive stock options are taxed differently than nonqualified stock options and are subject to more restrictive terms under the Internal Revenue Code of 1986, as amended (the “Code”), and the 2023 Plan. Incentive stock options may be granted only to employees of the Company or a subsidiary. Neither dividends nor dividend equivalent amounts may accrue or be paid on stock options under the 2023 Plan.

Stock Appreciation Rights

A stock appreciation right is the right to receive a payment in cash, common stock or any combination thereof, of an amount equal to the excess of the fair market value of a share of the Company’s common stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price is established by the Administrator at the time of grant of the stock appreciation right and cannot be less than the fair market value of a share of the Company’s common stock on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right issued pursuant to the 2023 Plan is 10 years from the date of grant. Neither dividends nor dividend equivalent amounts may accrue or be paid on stock appreciation rights under the 2023 Plan.

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Restricted Stock

Shares of restricted stock are shares of the Company’s common stock that are subject to forfeiture and to certain restrictions on sale, pledge, or other transfer by the recipient during a particular period of employment or service or until certain performance vesting conditions are satisfied (the “restricted period”). Subject to the restrictions provided in the applicable award agreement and the 2023 Plan, a participant receiving restricted stock, or the fair market value of all or a portion of the restricted stock in cash, may have all of the rights of a shareholder as to such shares, including the right to vote and the right to receive dividends.

Restricted Stock Units

A restricted stock unit represents the right to receive one share of the Company’s common stock, or the fair market value of one share of common stock in cash, on a specific future vesting or payment date. Subject to the restrictions provided in the applicable award agreement and the 2023 Plan, a participant receiving RSUs has no rights as a shareholder with respect to the RSUs until the shares of common stock are issued to the participant. RSUs may be settled in cash if so provided in the applicable award agreement.

Performance Stock Units

A performance stock unit (“PSU”) is a performance-based award that entitles the recipient to receive shares of the Company’s common stock, or the fair market value of some or all those shares in cash, based on attainment of one or more performance goals. Each PSU shall designate a target number of shares payable under the award, with the actual number of shares earned (if any) based on a formula set forth in the award agreement related to the attainment of one or more performance goals. Subject to the restrictions provided in the applicable award agreement and the 2023 Plan, a participant receiving PSUs has no rights as a shareholder until the shares of common stock are issued to the participant. PSUs may be settled in cash if so provided in the applicable award agreement.

Any performance goals (whether related to a PSU award or other award subject to performance-based vesting requirements) that are financial metrics may be determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), in accordance with accounting principles established by the International Accounting Standards Board (“IASB Principles”), or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP or under IASB Principles. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company or a subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies. In assessing performance, the Administrator may provide for exclusion of the impact of an event or occurrence which the Administrator determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual, infrequently occurring or non-recurring charges or events, (b) asset write-downs, (c) litigation or claim judgments or settlements, (d) acquisitions or divestitures, (e) reorganization or change in the corporate structure or capital structure of the Company, (f) an event either not directly related to the operations of the Company, subsidiary, division, business segment or business unit or not within the reasonable control of management, (g) foreign exchange gains and losses, (h) a change in the fiscal year of the Company, (i) the refinancing or repurchase of bank loans or debt securities, (j), unbudgeted capital expenditures, (k) the issuance or repurchase of equity securities and other changes in the number of outstanding shares, (l) conversion of some or all of convertible securities to common stock, (m) any business interruption event, (n) the cumulative effects of tax or accounting changes in accordance with GAAP, or (o) the effect of changes in other laws or regulatory rules affecting reported results.

Cash Awards

The Administrator, in its sole discretion, may grant cash awards, including without limitation discretionary awards, awards based on objective or subjective performance criteria, and awards subject to other vesting criteria.

Other Awards

The other types of awards that may be granted under the 2023 Plan include, without limitation, stock bonuses, and similar rights to purchase or acquire shares of the Company’s common stock, and similar securities with a value derived from the value of or related to the Company’s common stock or returns thereon.

Change In Control

This paragraph summarizes the treatment of awards in the event of a change in control, except as otherwise determined by the Administrator or as set forth in an award agreement (in which case the determination by the Administrator or the terms of the award agreement, as applicable, will control). In the event of a change in control (as defined in the 2023 Plan), the Administrator will provide for the assumption or substitution of all outstanding awards under the 2023 Plan by the surviving or acquiring company or parent thereof. All such assumed or substituted time-vested awards will continue to vest in accordance with their original vesting terms; provided, however, that in the event the participant is terminated without cause (as defined in the 2023 Plan) within 12 months following the change in control, any then unvested portion of the award will vest in full. In addition, the Administrator shall have full discretion to take whatever additional actions it deems necessary or appropriate, including but not limited to the following actions: (1) provide for the termination of outstanding awards; (2) provide for the cash-out and cancellation of any

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award (or portion thereof); (3) provide that options and SARs will be cancelled and terminated without payment if the fair market value of one share of common stock as of the date of the change in control is less than the per share option exercise price or SAR grant price; and (4) take any other actions as the Administrator deems necessary or advisable in connection with such change of control transaction. The Administrator may take different actions with respect to different participants under the 2023 Plan, different awards under the 2023 Plan, and different portions of awards granted under the 2023 Plan.

Transferability of Awards

Awards under the 2023 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution, or pursuant to domestic relations orders, and with respect to awards with exercise features, are generally exercisable during the recipient’s lifetime only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, as long as such transfers comply with applicable federal and state securities laws and provided that any such transfers are not for consideration.

Adjustments

As is customary in plans of this nature, the share limits and the number and kind of shares available under the 2023 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the shareholders.

No Limit on Other Authority

The 2023 Plan does not limit the authority of the Board or any committee to grant awards or authorize any other compensation, with or without reference to the Company’s common stock, under any other plan or authority.

Clawback Policy and Restrictive Covenants

By accepting awards and as a condition to the exercise of awards and the enjoyment of any benefits of the 2023 Plan, participants agree to be bound by the Company’s current clawback policy, as may be amended from time to time, as well as any future clawback policy adopted by the Company from time to time. The clawback provisions of the 2023 Plan specifically apply to time-based and performance-based awards. Participants may also be subject to restrictive covenants if so required by the Administrator in any award agreement.

Termination of, or Changes to, the 2023 Plan

The Administrator may amend or terminate the 2023 Plan at any time and in any manner. Shareholder approval for an amendment will be required only to the extent then required by applicable law or any applicable stock exchange rules or as required to preserve the intended tax consequences of the 2023 Plan. For example, shareholder approval is required for any proposed amendment to increase the maximum number of shares that may be delivered with respect to awards granted under the 2023 Plan. Adjustments as a result of stock splits or similar events will not, however, be considered amendments requiring shareholder approval. Unless terminated earlier by the Board, the authority to grant new awards under the 2023 Plan will terminate 10 years after the date on which the 2023 Plan was approved by the Board. Outstanding awards generally will continue following the expiration or termination of the 2023 Plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

Certain Federal Tax Consequences

The following summary of the federal income tax consequences of awards under the 2023 Plan is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences. The tax consequences of individual awards may vary depending upon the particular circumstances applicable to any individual participant.

Nonqualified Stock Options

The grant of a nonqualified stock option under the 2023 Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares of common stock at the time of exercise over the option exercise price. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the sales proceeds received and whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any subsequent capital gain.

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Incentive Stock Options

The grant of an incentive stock option (or “ISO”) under the 2023 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she will recognize ordinary compensation income in the year of the disposition. The amount of ordinary compensation income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Such amount is not subject to withholding for federal income and employment tax purposes, even if the participant is an employee of the Company. Any gain in excess of the amount taxed as ordinary income will generally be treated as a short-term capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

The “spread” under an ISO (i.e., the difference between the fair market value of the shares at exercise and the exercise price) is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the alternative minimum tax liability.

Restricted Stock

Restricted stock is generally taxable to the participant as ordinary compensation income on the date that the restrictions lapse (i.e. the date that the stock vests), in an amount equal to the excess of the fair market value of the shares on such date over the amount paid for such stock (if any). If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss depending on the sales price and how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any subsequent gain.

Participants receiving restricted stock awards may make an election under Section 83(b) of the Code (a “Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted in an amount equal to the excess of the fair market value on the date of the issuance of the stock over the amount paid for such stock. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long-term or short-term capital gain or loss to the recipient. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Section 83(b) Election. The Section 83(b) Election must be made within 30 days from the time the restricted stock is issued. The Company is entitled to a deduction equal to the amount of income taken into account as a result of the Section 83(b) Election, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

To the extent dividends are paid while the restrictions on the stock are in effect, any such dividends will be taxable to the participant as ordinary income (and will be treated as additional wages for federal income and employment tax withholding purposes, if the recipient is an employee) and will be deductible by the Company (subject to possible limitations imposed by the Code, including Section 162(m) thereof), unless the participant has made a Section 83(b) Election, in which case the dividends will generally be taxed at dividend rates and will not be deductible by the Company.

Other Awards

Other awards (such as RSUs and PSUs) are generally treated as ordinary compensation income as and when common stock or cash are paid to the participant upon vesting or settlement of such awards. If the participant is an employee, this income is subject to withholding for income and employment tax purposes. The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

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Section 162(m) of the Internal Revenue Code

Under Code Section 162(m), no deduction is generally allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company’s “covered employees.” A “covered employee” is any individual who has served at any time after December 31, 2016 as the Company’s chief executive officer, chief financial officer, or other executive officer whose compensation has been reported in a Company proxy statement, regardless of whether any such individual is still employed by the Company. The Company may be prohibited under Code Section 162(m) from deducting compensation paid pursuant to the 2023 Plan to its “covered employees.”

Section 409A of the Internal Revenue Code

Section 409A of the Code provides certain requirements for the deferral and payment of deferred compensation arrangements. In the event that any award under the 2023 Plan is deemed to be a deferred compensation arrangement, and if such arrangement does not comply with Section 409A of the Code, the recipient of such award will recognize ordinary income once such award is vested, as opposed to at the time or times set forth above. In addition, the amount taxable will be subject to an additional 20 percent federal income tax along with other potential taxes and penalties. It is intended, although not guaranteed, that all awards issued under the 2023 Plan will either be exempt from or compliant with the requirements of Section 409A of the Code.

Interested Parties

Because approval of the 2023 Plan will determine the number of shares available for issuance to the directors and executive officers of the Company, each of those persons has an interest in and may benefit from the approval of the 2023 Plan.

Required Vote

Approval of the 2023 Plan will require the affirmative vote of a majority of the shares present or represented at the annual meeting and entitled to vote on the matter. Abstentions will be counted as votes against this matter, and broker non-votes will have no effect on the vote on this matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2023 COTERRA ENERGY INC. EQUITY INCENTIVE PLAN.

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PROPOSAL 6
SHAREHOLDER PROPOSAL
REGARDING A REPORT ON RELIABILITY OF
METHANE EMISSION DISCLOSURES

We expect the following proposal to be presented at the annual meeting by a shareholder or a representative of such shareholder who is qualified under state law. We will provide the proponent’s name, address and the number of shares such proponent holds promptly upon a shareholder’s oral or written request. In accordance with the rules and regulations of the Exchange Act, other than minor formatting changes, we are reprinting the proposal and supporting statement as it was submitted to us. Coterra is not responsible for the contents of the shareholder proposal or supporting statement.

WHEREAS, methane is at least 80 times more potent than carbon dioxide over a 20-year period, meaning reducing emissions now can buy time to address the climate crisis.

In 2020, 32 percent of U.S. methane emissions from human activities came from natural gas and petroleum systems.(1)

Methane emissions can be quantified directly through measurement or indirectly through calculations and modelling. Estimates improve when direct measurement methodologies are used, when emissions are identified by source type and at a site or facility level, and then reconciled, as shown by the Oil and Gas Methane Partnership 2.0 (OGMP).(2)

The Environmental Protection Agency (EPA) methodology used to estimate methane emissions fails to capture many major leaks, wasting valuable product (worth $2 billion per year) and substantially underestimating emissions. Studies have found actual emissions to be 50 to 100 percent higher than reported emissions.(3) In certain basins, emissions are more than 10 times industry disclosed figures.(2) Therefore, oil and gas industry Scope 1 emissions may be significantly higher than reported.

Companies that do not manage methane emissions jeopardize the oil and gas industry’s broader decarbonization efforts, and risk their reputation and license to operate, as investors, regulators and civil society are setting expectations to address this issue.

In 2021, investors managing more than $6.23 trillion supported strong federal methane regulations. The U.S. joined the Global Methane Pledge, committing to using best available inventory methodologies to quantify methane emissions. Companies across the world, including ConocoPhillips, Devon and Pioneer, have joined the OGMP, committing to improving methane data quality and consistency.(4)

According to EPA data, predecessor organizations to Coterra Energy (“Coterra”), Cabot Oil & Gas and Cimarex Energy, ranked 96th and 52nd in methane intensity among U.S. top 100 oil and gas producers, with intensities of 0.02 percent and 0.13 percent, respectively.(5) However, given the limitations of EPA’s methodology, this ranking lacks credibility.

RESOLVED, shareholders request that Coterra issue a report analysing a critical climate change concern, the reliability of its methane emission disclosures. The report should:

•	summarize the outcome of any Coterra efforts to directly measure methane emissions, using recognized frameworks such as OGMP;
•	explain whether there is likely to be a material difference between direct measurement results and Company’s reported methane emissions;
•	assess the degree to which any differences would alter estimates of the Company’s Scope 1 emissions.

The report should be made public, omit proprietary information, and be prepared expeditiously at reasonable cost.

Supporting Statement

At management’s discretion, we recommend that the report:

•	Describe the types of source- and site-level measurements used;
•	Provide an explanation of the difference between the Company’s estimated methane emissions and their own or third-party direct measurements, by site or region;
•	Describe any effort to improve emission estimates over time, consistent with frameworks such as OGMP; and
•	Describe any efforts to validate emissions estimates and disclosure through third-party audit or evaluation.

(1)	https://www.epa.gov/ghgemissions/overview-greenhouse-gases
(2)	https://business.edf.org/files/Investors-Guide-to-the-OGMP_09.17.21_FINAL.pdf
(3)	https://www.seas.harvard.edu/news/2021/03/oil-and-natural-gas-production-emit-more-methane-previously-thought, https://www.nature.com/articles/s41467-021-25017-4
(4)	http://ogmpartnership.com/partners
(5)	https://www.ceres.org/resources/reports/benchmarking-methane-and-other-ghg-emissions-oil-natural-gas-production-united

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BOARD OF DIRECTORS’ RESPONSE

Coterra is proud of the strides it has made in the multi-year reductions of its greenhouse gas emissions, including methane. Coterra strives to deliver meaningful emissions reductions and publicly discloses its results. The company’s strategic and business planning considers the value of these projects in the context of the company’s overall approach to climate change risk management. From 2019 to 2021, our team drove a 77 percent reduction in methane intensity. We are proud of the results to date and are excited for the initiatives we have in place to further advance our ESG performance and public disclosure. However, because we disagree with certain of the statements described in this Proposal 6 we are recommending that shareholders vote against the shareholder proposal to report on the reliability of methane emission disclosures in this format.

We actively pursue strategic actions to manage and reduce climate risks.

We are actively testing, and in some cases employing, advanced methane detection and measurement technologies to improve our understanding of our actual methane emissions to assist us in identifying and mitigating our largest emissions sources. Many of these actions go beyond what is required by federal and state regulations. For example, in a study utilizing continuous methane-emissions monitoring technology, Coterra compared the measured methane emissions from a tankless facility to a conventional facility. The results of that seven-month-long study showed approximately 96 percent less measured methane emissions from the tankless facility. Coterra is utilizing the tankless facility design on new facilities in our liquid-rich areas of operation, and retrofitting certain legacy facilities when technically and economically feasible. We aim to integrate our “bottom-up” emission factor-based inventories with direct measurement to quantify our total methane emissions across all of our assets. Since 2019, we have tested 11 various methane monitoring technologies to enhance our leak detection and repair (LDAR) programs as well as to directly measure our site level emissions. We will continue to capture opportunities by investing in projects and technologies to reduce our greenhouse gas (GHG) emissions including methane, as well as other actions.

Through innovation and technology, we are committed to reducing the amount of greenhouse gases we release related to our operations.

Coterra tracks Scope 1 and 2 total greenhouse gas emissions inclusive of methane. Data is tracked and reported on an absolute basis and as an intensity relative to production. Coterra’s Scope 1 GHG emissions for calendar year 2021 were verified by a third-party auditor, and future years are expected to be third-party verified. No material discrepancies were identified supporting Coterra’s GHG emissions disclosed to the EPA. Our ongoing analysis of our near real-time emissions data enables us to track methane emissions by each categorical source to identify equipment and emission sources with the most potential for emissions reduction opportunities, promptly repair leaks leading to emissions, and inform future facilities’ designs to mitigate future emissions. These and other efforts to reduce emissions are described in our Corporate Sustainability Report and we do not believe further disclosures would be appropriate at this time for the reasons described in this response.

The technology available to monitor methane emissions is developing and evolving.

Due to the current early state and evolving nature of direct measurement and emission factor-based inventory reconciliation practices related to methane emissions, Coterra does not believe it is yet possible to make additional assertions with a high degree of accuracy related to discrepancies between direct measurement and emission factor-based inventories. We are continuously evaluating the technologies to understand the best option to scale across our assets, enabling us to reconcile inventories to actual measurements of methane emissions. We are also actively working with our measurement technology partners and evaluating frameworks designed to reconcile direct measurement to emission factor-based inventories, and we intend to disclose results of those efforts once we gain the confidence that those initiatives will provide meaningful information to our stakeholders. Coterra expects a portfolio of solutions will ultimately play a significant role in reducing our emissions.

We are recommending that shareholders vote against Proposal 6.

Required vote

The vote regarding the shareholder proposal to report on the reliability of methane emission disclosures described in this Proposal 6 will be approved if a majority of the shares present in person or by proxy at the meeting and entitled to vote on the proposal vote in favor of the proposal. Abstentions will have the same effect as votes against the proposal, but broker non-votes will not affect the outcome of the voting on the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE SHAREHOLDER PROPOSAL TO REPORT ON THE RELIABILITY OF METHANE EMISSION DISCLOSURES.

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PROPOSAL 7
SHAREHOLDER PROPOSAL
REGARDING A REPORT ON CORPORATE CLIMATE
LOBBYING

We expect the following proposal to be presented at the annual meeting by a shareholder or a representative of such shareholder who is qualified under state law. We will provide the proponent’s name, address and the number of shares such proponent holds promptly upon a shareholder’s oral or written request. In accordance with the rules and regulations of the Exchange Act, other than minor formatting changes, we are reprinting the proposal and supporting statement as it was submitted to us. Coterra is not responsible for the contents of the shareholder proposal or supporting statement.

WHEREAS: United Nations Climate Change asserts that greenhouse gas emissions must decline by 45 percent from 2010 levels by 2030 to limit global warming to 1.5 degrees Celsius. If that goal is not met, even more rapid reductions, at greater cost, will be required to compensate for the slow start on the path to global net zero emissions.(1)

Even with the recent passage of the Inflation Reduction Act, critical gaps remain between Nationally Determined Contributions set by the U.S. government and the actions required to prevent the worst effects of climate change. Domestically and internationally, companies have an important and constructive role to play in enabling policymakers to close these gaps.

Corporate lobbying that is inconsistent with the Paris Agreement presents increasingly material risks to companies and their shareholders, as delays in emissions reductions undermine political stability, damage infrastructure, impair access to finance and insurance, and exacerbate health risks and costs. Further, companies face increasing reputational risks from consumers, investors, and other stakeholders if they appear to delay or block effective climate policy.

Of particular concern are trade associations and other politically active organizations that say they speak for business but too often present forceful obstacles to addressing the climate crisis.

Proponents appreciate that Coterra’s Sustainability Report discloses its memberships in trade associations and the amounts paid to each used for lobbying. This is an important first step in bringing transparency to their policy engagement.

Proponents believe that enhancing this with reporting on the alignment of the company’s lobbying with the internationally agreed goals of the Paris Agreement would fill an important gap. The Global Standard on Responsible Climate Lobbying, backed by investors and networks representing $130 trillion in assets, provides reporting guidelines, particularly in regards to evaluating and mitigating misalignment on climate policies.(2)

RESOLVED: Shareholders request that the Board of Directors conduct an evaluation and issue a report (at reasonable cost, omitting confidential or proprietary information) describing if, and how, Coterra Energy’s lobbying and policy influence activities (both direct and indirect through trade associations, coalitions, alliances, and other organizations) align with the goal of the Paris Agreement to limit average global warming to well below 2°C above pre-industrial levels, and to pursue efforts to limit temperature increase to 1.5°C, and how Coterra plans to mitigate the risks presented by any misalignment.

Supporting Statement

In evaluating the degree of alignment, Coterra should consider not only its policy positions and those of organizations of which it is a member, but also the actual lobbying and policy influence activities, such as comment submissions, with regard to climate provisions of key international, federal and state legislation and regulation.

The proponents believe this request is consistent with the investor expectations described in the Global Standard on Responsible Climate Lobbying, and that this Standard is a useful resource for implementation.(3)

BOARD OF DIRECTORS’ RESPONSE

Our Board believes that our existing disclosures on lobbying, trade association, and political engagement, in combination with our stated goals and multi-year reductions in greenhouse gas emissions, provides the information needed by our shareholders and other stakeholders to understand the scope of the Company’s political activities, including as it relates to our positions on climate change. As a result, our Board believes that publishing an additional report narrowly focused on climate-related lobbying activities through trade associations, coalitions, alliances, and other organizations to align with the

(1)	https://unfccc.int/news/updated-ndc-synthesis-report-worrying-trends-confirmed
(2)	https://climate-lobbying.com/
(3)	https://climate-lobbying.com/wp-content/uploads/2022/03/2022_global-standard-responsible-climatelobbying_APPENDIX.pdf

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Paris Agreement would not provide additional meaningful information and may obfuscate our broader emissions goals and political efforts that should be viewed on a holistic basis. Therefore, the Board recommends a vote against Proposal 7.

Coterra is committed to responsible and transparent environmental, social and governance practices.

We have an ongoing track record of innovation in environmental stewardship and sustainable practices. We employ a multidisciplinary, company-wide Enterprise Risk Management (ERM) process for integrating risk management throughout our business that includes identifying, evaluating and addressing risks and opportunities on a regular basis. Climate change risks and opportunities are integrated into this process. We also identify and assess climate-related risks as part of our overall sustainable business strategy. Unfortunately, sustainability means different things to different people. At Coterra, we share the concerns of governments and the public about climate change risks, but we believe actions speak louder than words. In 2022, methane emissions intensity was one of three climate metrics added to Coterra’s executive short-term incentive targets, along with greenhouse gas intensity and total flare intensity. And as previously stated, from 2019 to 2021, our team drove a 43 percent reduction in Scope 1 greenhouse gas emissions intensity, a 77 percent reduction in methane intensity, and a 70 percent reduction in flare intensity. Coterra is committed to managing the transition and physical risks related to climate change.

We operate in an industry that is heavily regulated and, therefore, we are deeply affected by the political and legislative process.

We strongly believe that Coterra’s long-term value to our shareholders is enhanced by a business environment that protects and supports the oil and gas industry’s ability to responsibly operate to provide important energy resources to consumers. From time to time, Coterra supports organizations that are active in the public-policy and political-engagement processes and occasionally makes contributions to organizations that engage in political activity in support of our industry or the business community as a whole. We are also members of business and industry trade groups that engage in educational and collaborative initiatives regarding issues that affect our industry. Some of these associations also engage in lobbying activities that seek to promote legislative solutions that are sound and responsible and, in our judgment, appropriately advance not only Coterra’s business, but the goals and interests of our industry. We respect the independence of trade associations to shape their own policy agendas and positions, and our participation does not represent an endorsement or an organizations entire agenda or the views of its leaders or other members.

Coterra provides extensive public disclosure about our participation in the political process.

We are committed to the highest ethical standards in our business. These high standards permeate the Coterra culture as we strive to provide transparency to our stakeholders including employees, shareholders, business partners, regulators and the communities in which we work. Corporate political contributions, if any, in furtherance of this interest are made only if consistent with our Political Contributions and Activities policy within our Code of Business Conduct and Ethics, approved by the Chief Executive Officer and reviewed by our Board of Directors’ Governance and Social Responsibility Committee. Our Chief Executive Officer approves Coterra’s participation in, and levels of contributions to, all business and trade associations and social welfare organizations. Coterra publicly discloses political contributions as required by law, and the total non-deductible, lobbying related portion of dues paid to all business and trade associations and 501(c)(4) organizations, as reported to us by those organizations, is included in Coterra’s 2022 Sustainability Report.

We are recommending that shareholders vote against Proposal 7.

Required vote

The vote regarding the shareholder proposal to report on corporate climate lobbying in line with Paris Agreement described in this Proposal 7 will be approved if a majority of the shares present in person or by proxy at the meeting and entitled to vote on the proposal vote in favor of the proposal. Abstentions will have the same effect as votes against the proposal, but broker non-votes will not affect the outcome of the voting on the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE SHAREHOLDER PROPOSAL TO REPORT ON CORPORATE CLIMATE LOBBYING IN LINE WITH PARIS AGREEMENT.

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GENERAL INFORMATION

Why did I receive these proxy materials?

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Coterra Energy Inc. of proxies for use at its 2023 annual meeting of shareholders, to be held at the Hotel ZaZa Memorial City, 9787 Katy Freeway, Houston, Texas 77024 on Thursday, May 4, 2023, at 8:00 a.m. Central Time, or any adjournment or postponement thereof. The purposes of the meeting are set forth in the accompanying Notice of Annual Meeting of Shareholders and information about the Company’s governance and executive compensation is set forth elsewhere in this proxy statement. Please review these materials carefully before casting your vote. We are asking that you vote on seven proposals assuming both shareholder proposals are properly presented.

Who is entitled to vote?

Only holders of record of the Company’s Common Stock as of the close of business on March 9, 2023, are entitled to vote at the annual meeting. As of that date, the Company had outstanding and entitled to vote 765,503,584 shares of Common Stock. Each share of Common Stock is entitled to one vote per share. There is no provision for cumulative voting.

What am I being asked to vote on, and what are the recommendations of the Board?

At the annual meeting, shareholders will be asked to consider and act upon the following matters discussed in this proxy statement. Proxies delivered by record shareholders without voting instructions marked will be voted in accordance with the recommendations of the Board. Proxies will be voted in the best judgment of the proxy holders on any other matters that may properly come before the meeting.

PROPOSAL		BOARD RECOMMENDATION
PROPOSAL 1	The election of the 10 director candidates named herein.	FOR
PROPOSAL 2	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023.	FOR
PROPOSAL 3	The approval, on an advisory basis, of executive compensation.	FOR
PROPOSAL 4	The approval, on an advisory basis, on the frequency of advisory votes on executive compensation.	FOR “1 YEAR”
PROPOSAL 5	The approval of the Coterra Energy Inc. 2023 Equity Incentive Plan.	FOR
PROPOSAL 6	The shareholder proposal regarding a report on reliability of methane emission disclosures.	AGAINST
PROPOSAL 7	The shareholder proposal regarding a report on corporate climate lobbying.	AGAINST

How do I vote?

On or about March 20, 2023, we mailed a notice to our shareholders who have not elected otherwise advising them that our materials for this meeting are available on the internet. Certain other shareholders who elected to receive paper copies have received these materials by U.S. mail. In either case, you may vote your shares:

•	In person: you may vote in person at the annual meeting;
•	By internet: use the instructions on the proxy card or voting instruction form received from your broker or bank;

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•	By telephone: use the instructions on the proxy card or voting instruction form received from your broker or bank (if available); or
•	By mail: by completing and returning the enclosed proxy card or voting instruction form in the postage-paid envelope provided (for those receiving paper copies only).

How do I attend the annual meeting in person?

•	Registered shareholders will be asked to present a valid government-issued photo identification. If your shares are held in the name of your broker, bank or other nominee, you must bring to the meeting a valid government-issued photo identification and an account statement or letter (and a legal proxy if you wish to vote your shares) from the nominee indicating that you beneficially owned the shares on the record date for voting.
•	We ask that you follow recommended guidance, mandates and applicable executive orders from federal and state authorities regarding COVID-19. We will require all attendees to comply with the Company’s policies in place at the time of the annual meeting, which may include a temperature check, completing a health check questionnaire, wearing a mask and maintaining six-foot social distance. If you are not feeling well, have had close contact (defined as being within six feet for 15 minutes or more without facial covering) with someone who has tested positive for COVID-19, or think you may have been exposed to COVID-19, we ask that you vote by proxy for the annual meeting.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with Coterra’s registrar and transfer agent, Equiniti Trust Company, you are a shareholder of record with respect to these shares. If, as is more typical, your shares are held in a brokerage account or by your bank, broker or other third party, you are the beneficial owner of these shares. Because a beneficial owner is not the shareholder of record, you may not vote these shares in person at the annual meeting unless you obtain a proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares at the annual meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

What if I hold my shares through a broker and do not give voting instructions to my broker?

Brokers holding shares must vote according to specific instructions they receive from the beneficial owners of those shares. If brokers do not receive specific instructions, brokers may in some cases vote the shares in their discretion. However, the NYSE precludes brokers from exercising voting discretion on certain proposals without specific instructions from the beneficial owner. Under NYSE rules, at our annual meeting brokers will have discretion to vote only on Proposal 2 (ratification of appointment of auditor). Brokers cannot vote on any of the other proposals to be presented at our annual meeting without instructions from the beneficial owners. If you do not instruct your broker how to vote on each of the other proposals, your broker will not vote for you. Your shares will be considered “broker non-votes.”

What constitutes a quorum of shareholders?

We must have a quorum to conduct the meeting. A quorum is the presence at the annual meeting, in person or represented by proxy, of the holders of a majority of the voting power of the capital stock outstanding and entitled to vote as of the record date. Because there were 765,503,584 shares of Common Stock outstanding on March 9, 2023, the record date, the quorum for the annual meeting requires the presence at the meeting in person or by proxy of the holders of at least 382,751,793 shares. Broker non-votes, abstentions and withhold-authority votes count for purposes of determining a quorum.

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What are my voting options and what is the voting requirement for each of the proposals?

For each matter to be presented at the Annual Meeting, you may choose to vote “FOR,”“AGAINST” or “ABSTAIN, except with respect to proposal 4, as to which you may choose “1 YEAR,” “2 YEARS,” “3 YEARS” or “ABSTAIN.” There will be no broker non-votes on Proposal 2. Broker non-votes count as votes “FOR” the ratification of the appointment of our independent registered public accounting firm, but do not count for voting and will not affect the outcome on any of the other proposals.

PROPOSAL	YOUR BOARD’S RECOMMENDATION	VOTE REQUIRED
No. 1 – The election of the 10 director nominees named herein.	FOR	Each director nominee who receives a majority of the votes cast (i.e., the number of shares voted FOR a director nominee must exceed the number of shares voted AGAINST that director nominee, excluding abstentions) will be elected.
No. 2 – The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023.	FOR

Proposals 2, 3, 5, 6 and 7 shall be decided by the affirmative vote of the holders of a majority of the voting power of the Common Stock present in person or represented by proxy at the annual meeting and entitled to vote on such proposal.

For Proposal 4, the option approved by a majority of the Common Stock present in person or represented by proxy and entitled to vote on such proposal will be deemed to be the option approved by the shareholders. If none of the three alternatives receives majority approval, the Board will consider the option that receives the greatest number of votes to be the option recommended by shareholders.

No. 3 – The approval, on an advisory basis, of executive compensation.	FOR
No. 4 – The approval, on an advisory basis, of the frequency of the advisory vote on executive compensation.	FOR “1 YEAR”
No. 5 – The approval of the Coterra Energy Inc. 2023 Equity Incentive Plan.	FOR
No. 6 – The shareholder proposal regarding a report on reliability of methane emission disclosures.	AGAINST
No. 7 – The shareholder proposal regarding a report on corporate climate lobbying.	AGAINST

How will my shares be voted on other matters raised at the meeting?

We do not know of any matters to be presented at the annual meeting other than those listed above. However, if any other matters properly come before the annual meeting, the persons named on your proxy card or voting instruction form from your broker will vote in accordance with their best judgment. The persons named on the Company’s form of proxy are members of Coterra’s management.

Do I have dissenters’ or appraisal rights with respect to any actions to be taken at the annual meeting?

No action is proposed at the annual meeting for which the laws of the state of Delaware or our bylaws provide a right of our stockholders to dissent and obtain appraisal of or payment for such stockholder’s common stock.

What can I do if I change my mind after I vote my shares?

Shareholders attending the annual meeting in person or virtually may vote their shares even though they have already executed a proxy. Properly executed proxies not revoked will be voted in accordance with the specifications thereon at the annual meeting and at any adjournment or postponement thereof. You may revoke your proxy at any time prior to the annual meeting by a written communication to the Corporate Secretary of the Company, or by a duly executed proxy bearing a later date.

When will Coterra announce the voting results?

We will announce the preliminary voting results at the annual meeting. We will report the final results in a Current Report on Form 8-K filed with the SEC within a few days of the meeting.

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How are proxies solicited, and what is the cost?

The accompanying proxy is being solicited by our Board. The cost of soliciting proxies in the enclosed form will be borne by the Company. In addition to solicitation by mail, officers, employees or agents of the Company may solicit proxies personally. Alliance Advisors LLC will assist with the solicitation of proxies for a fee of $15,000 plus out-of-pocket expenses. The Company may request banks and brokers or other similar agents or fiduciaries to transmit the proxy material to the beneficial owners for their voting instructions and will reimburse them for their expenses in so doing.

What is householding?

As permitted by the SEC rules, only one copy of this proxy statement is being delivered to shareholders residing at the same address, unless the shareholders have notified the Company of their desires to receive multiple copies of the proxy statement. This is known as “householding.” This procedure reduces the environmental impact of our annual meetings and reduces the Company’s printing and mailing costs. Upon oral or written request, we will promptly deliver a separate copy of the proxy statement to any shareholder residing at an address to which only one copy was mailed. You may direct requests for additional copies for the current year or future years to our Corporate Secretary or our Investor Relations team at the following physical address, phone number or email address:

Coterra Energy Inc.

Corporate Secretary or Investor Relations

840 Gessner Road, Suite 1400

Houston, Texas 77024

Phone: (281) 589-4600

Email (Corporate Secretary): corporatesecretary@coterra.com

Email (Investor Relations): IR@coterra.com

You may direct requests for additional copies for the current year or future years to our Corporate Secretary or our Investor Relations team. Shareholders of record residing at the same address and currently receiving multiple copies of the proxy statement may contact our registrar and transfer agent, Equiniti Trust Company, at EQ Shareowner Services, P.O. Box 64874, St. Paul, Minnesota 55164-0874, or 1-800-401-1957, to request a single copy be mailed in the future. Beneficial owners should contact their broker or bank.

How can I communicate with Coterra’s Board of Directors or individual directors?

You can address communications to the Board of Directors, a specified committee of the Board, an individual director (including the Lead Director) or the “Non-management Directors” in care of:

Coterra Energy Inc.

Corporate Secretary

840 Gessner Road, Suite 1400

Houston, Texas 77024

OR

Phone: (281) 589-4600

Fax: (281) 589-4910

OR

Email: corporatesecretary@coterra.com

All communications received as described above will be relayed to the appropriate directors.

How do I submit a shareholder proposal for action at the 2024 annual meeting of shareholders?

You may send any shareholder proposal intended for inclusion in the proxy statement for the 2024 annual meeting of shareholders of the Company and otherwise eligible to: Coterra Energy Inc., Corporate Secretary, 840 Gessner Road, Suite 1400, Houston, Texas 77024. A notice of shareholder proposal to be presented at the 2024 annual meeting of shareholders must be received by November 21, 2023.

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How do I nominate a director or present other items for action at the 2024 annual meeting of shareholders?

The bylaws of the Company require timely advance written notice of shareholder nominations of director candidates (other than proxy access nominations, which are discussed below) and of any other business to be presented by a shareholder at an annual meeting of shareholders. To be timely, the bylaws require advance written notice be delivered to the Company’s Secretary at the principal executive offices of the Company not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the anniversary of the preceding year’s annual meeting (with certain exceptions if the date of the annual meeting is different by more than specified amounts from the anniversary date). The deadline for submission for the 2024 annual meeting of shareholders is currently February 4, 2024. To be valid, a notice must set forth certain information specified in the bylaws. You also must attend the meeting and present the nomination or other item of business.

How do I nominate a director for inclusion in the Company’s proxy statement for the 2024 annual meeting of shareholders using a proxy access nomination?

The bylaws of the Company currently permit any shareholder or group of not more than 20 shareholders that have continuously held at least three percent of our outstanding Common Stock for at least three years to nominate candidates for up to 20 percent of the available Board seats and have such candidates included in the proxy statement for the 2024 annual meeting of shareholders of the Company. To be timely, the bylaws require advance written notice to be delivered to the Company’s Corporate Secretary at the principal executive offices of the Company not later than the close of business on the 120th day, nor earlier than the close of business on the 150th day, prior to the anniversary of the date on which the Company first mailed proxy materials for the preceding year’s annual meeting. The deadline for submission for the 2024 annual meeting of shareholders is currently November 21, 2023. To be valid, a notice must set forth certain information specified in the bylaws and the shareholder or group of shareholders providing such a notice must comply with the eligibility and other requirements specified in the bylaws.

By Order of the Board of Directors,

Marcus G. Bolinder

Corporate Secretary

March 20, 2023

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APPENDIX A

COTERRA ENERGY INC.
2023 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS ON FEBRUARY 21, 2023

APPROVED BY THE COMPANY’S STOCKHOLDERS ON MAY [4], 2023

1.	ESTABLISHMENT AND PURPOSE OF PLAN
Coterra Energy Inc., a Delaware corporation (the “Company”), hereby establishes the Coterra Energy Inc. 2023 Equity Incentive Plan (the “Plan”) as set forth in this document. The purpose of the Plan is to promote the success of the Company and to increase stockholder value by providing an additional means to attract, motivate, retain and reward selected employees, non-employee directors, and other eligible persons through the grant of equity and cash Awards (as defined below) that align the interests of Plan participants with the interests of the Company’s stockholders. The Plan is intended to replace the Cabot Oil & Gas Corporation 2014 Incentive Plan (the “Prior Cabot Plan”) and the Cimarex Energy Co. Amended and Restated 2019 Equity Incentive Plan (the “Prior Cimarex Plan,” and together with the Prior Cabot Plan, the “Prior Plans”), subject to stockholder approval of the Plan. After the effective date of the Plan, no awards may be granted under the Prior Plans. From the date of approval of the Plan by the Company’s Board of Directors through the date of the Company’s 2023 annual meeting of stockholders, new awards under the Prior Plans may be made only to the extent the number of shares of Common Stock issuable pursuant to such awards does not exceed an aggregate of 200,000.

2.	DEFINITIONS
	2.1	Defined Terms. Whenever used in the Plan, the following capitalized terms shall have the meanings set forth below:
		(a)	“Administrator” shall mean the Board or one or more committees appointed by the Board (or appointed by another committee within that committee’s delegated authority) to administer all or certain aspects of the Plan, as set forth in Section 3.
		(b)	“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act.
		(c)	“Award” shall mean a grant under the Plan of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Stock Unit, Other Stock-Based Award or cash.
		(d)	“Award Agreement” shall mean a written or electronic agreement or document evidencing the grant of an Award under the Plan and containing the terms and conditions of such Award, as determined by the Administrator.
		(e)	“Board” shall mean the board of directors of the Company.
		(f)	“Cause” shall mean, with respect to any Participant, as determined by the Administrator and unless otherwise provided in an applicable agreement between the Participant and the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreement, if any, between the Participant and the Company or an Affiliate. Any determination by the Administrator whether an event constituting Cause has occurred will be final, binding and conclusive.
		(g)	“Change in Control” shall mean and shall be deemed to have occurred upon the occurrence of any one of the following:
(1) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30 percent or more of either (i) the then outstanding shares of Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction described in clauses (i) and (ii) of subsection (3) below;

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(2) during any period of 12 months beginning after the Effective Date, individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director at the beginning of such 12-month period, whose election, appointment or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;
(3) the closing of a reorganization, share exchange or merger (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 60 percent of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including a corporation which as a result of such transaction will own the Company through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination or were elected, appointed or nominated by the Board; or
(4)

the closing of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60 percent of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, and (B) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of the Company or were elected, appointed or nominated by the Board.

If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if the transaction is not also a “change in ownership or effective control of” the Company or a “change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5).

(h)	“Code” shall mean the Internal Revenue Code of 1986, as amended.
(i)

“Common Stock” shall mean the common stock of the Company, par value $0.10 per share, and such other securities or property as may become the subject of Awards under the Plan pursuant to an adjustment made under Section 8.1.

(j)	“Company” shall mean Coterra Energy Inc., a Delaware corporation.
(k)

“Disability” shall mean, unless otherwise provided in an employment, consulting or other services agreement, if any, or Award Agreement between the Participant and the Company or an Affiliate, the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company.

(l)	“Effective Date” shall mean the date on which the Plan is approved by the stockholders of the Company.
(m)	“Eligible Person” shall have the meaning set forth in Section 5.
(n)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(o)

“Fair Market Value” shall mean, unless otherwise determined by the Committee, the fair market value of a share of Common Stock as of a particular date, determined as follows: (i) the closing sale price reported for such share of

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Common Stock on the national securities exchange or national market system on which such stock is principally traded, or if no sale of shares of Common Stock is reported for such trading day, on the most recent day on which a sale was reported, or (ii) if the shares of Common Stock are not then listed on a national securities exchange or national market system, or the value of such shares is not otherwise determinable, such value as determined by the Committee in good faith in its sole discretion consistent with the requirements under Section 409A of the Code.
		(p)	“Incentive Stock Option” or “ISO” shall mean an incentive stock option within the meaning of Section 422 of the Code.
		(q)	“Non-Qualified Stock Option” or “NSO” shall mean an Option other than an Incentive Stock Option.
		(r)	“Option” shall mean a compensatory stock option granted pursuant to Section 6.1.1.
		(s)	“Other-Stock Based Award” shall mean a stock-based Award issued pursuant to Section 6.1.7.
		(t)	“Participant” shall mean any Eligible Person that has been issued an Award under the Plan.
		(u)	“Performance Stock Unit” or “PSU” shall mean a performance stock unit Award issued pursuant to Section 6.1.5.
		(v)	“Plan” shall have the meaning set forth in Section 1.
		(w)	“Restricted Stock” shall mean shares of forfeitable Common Stock issued pursuant to Section 6.1.3.
		(x)	“Restricted Stock Unit” or “RSU” shall mean a restricted stock unit issued pursuant to Section 6.1.4.
		(y)	“Section 409A” shall mean section 409A of the Code and related Treasury regulations and pronouncements thereunder.
		(z)	“Securities Act” shall mean the Securities Act of 1933, as amended.
		(aa)	“Share Limit” shall have the meaning set forth in Section 4.1.
		(bb)	“Stock Appreciation Right” or “SAR” shall mean a stock appreciation right granted pursuant to Section 6.1.2.
		(cc)	“Subsidiary” shall mean any corporation or other entity controlled by the Company directly or indirectly though one or more intermediaries.
(dd)

“Substitute Awards” shall mean Awards granted or shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

	2.2	Construction. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural. Unless the context otherwise requires, whenever the words “including,” “include” or “includes” are used herein, they shall be deemed to be followed by the phrase “without limitation.”
3.	PLAN ADMINISTRATION
3.1

Plan Administrator. The Plan shall be administered by, and all Awards under the Plan shall be authorized by, the Administrator. Any committee appointed by the Board to act as the Administrator shall be comprised solely of one or more directors or such other number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, its powers under the Plan (a) to determine the Eligible Persons who will receive grants of Awards under the Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such Awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under the Plan. Unless otherwise provided in the bylaws of the Company or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the affirmative vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute due authorization of an action by the acting Administrator.

Award grants, and transactions in or involving Awards, intended to be exempt under Rule 16b-3 promulgated under the Exchange Act, must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable stock exchange, the Plan shall be administered by a committee composed entirely of independent directors (as defined by the rules of the applicable stock exchange). Awards granted to non-employee directors shall not be subject to the discretion of any officer or employee of the Company and shall be administered exclusively by the Board or a committee consisting solely of independent directors.

3.2

Powers of the Administrator. Subject to the express provisions of the Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of Awards and the administration

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of the Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including the authority to:
	(a)	determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive Awards under the Plan;
	(b)	grant Awards to Eligible Persons, determine the price at which securities will be offered or Awarded and the number of securities to be offered or Awarded to any of such persons, determine the other specific terms and conditions of such Awards consistent with the express limits of the Plan, establish the installments (if any) in which such Awards shall become exercisable or shall vest (which may include, without limitation, performance, time-based schedules or any combination thereof), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such Awards;
	(c)	approve the forms of Award agreements (which need not be identical either as to type of Award or among Participants);
	(d)	construe and interpret the Plan and any Award Agreements defining the rights and obligations of the Company, its Subsidiaries, and Participants under the Plan, further define the terms used in the Plan, and prescribe, amend and rescind rules and regulations relating to the administration of the Plan or the Awards granted under the Plan;
	(e)	cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards, subject to any required consent under Section 10.5.5;
	(f)	accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding Awards (in the case of Options or Stock Appreciation Rights, within the maximum ten-year term of such Awards) in such circumstances as the Administrator may deem appropriate (including in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 10.5.5;
	(g)	adjust the number of shares of Common Stock subject to any Award, adjust the price of any or all outstanding Awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to compliance with applicable stock exchange requirements, Sections 4 and 10.5.5, and provided that in no case (except due to an adjustment contemplated by Section 8) shall the terms of any outstanding Awards be amended (by amendment, cancellation and regrant, or other means) to reduce the per share exercise or base price of any outstanding Option or Stock Appreciation Right or other Award granted under the Plan, or be exchanged for cash, other Awards or Option or Stock Appreciation Rights with an exercise price that is less than the per share exercise price of the original Option or Stock Appreciation Rights, in any other manner that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the shares of Common Stock are traded, in any such case without stockholder approval, and further provided that any adjustment or change in terms made pursuant to this Section 3.2(g) shall be made in a manner that, in the good faith determination of the Administrator will not likely result in the imposition of additional taxes or interest under Section 409A of the Code;
	(h)	determine the date of grant of an Award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an Award shall be the date upon which the Administrator took the action granting an Award);
	(i)	determine whether, and the extent to which, adjustments are required pursuant to Section 8 and authorize the termination, conversion, substitution, acceleration or succession of Awards upon the occurrence of an event of the type described in Section 8;
	(j)	acquire or settle rights under Awards in cash, stock of equivalent value, or other consideration, subject to the provision of the Plan; and
	(k)	determine the Fair Market Value of the Common Stock or Awards under the Plan from time to time and the manner in which such value will be determined.
3.3	Binding Determinations. Any action taken by, or inaction of, the Company, any Subsidiary, or the Administrator relating or pursuant to the Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board, the Administrator, nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award made under the Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including legal fees) arising or resulting therefrom to the fullest extent permitted by law. The foregoing right of indemnification shall be in addition to any right of indemnification set forth in the Company’s certificate of incorporation and bylaws, as the same may be amended from time to time, or under any directors and officers liability insurance coverage or written indemnification agreement with the Company that may be in effect from time to time.

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	3.4	Reliance on Experts. In making any determination or in taking or not taking any action under the Plan, the Administrator may obtain and may rely upon the advice of experts, including professional advisors to the Company. The Administrator shall not be liable for any such action or determination taken or made or omitted in good faith based upon such advice.
	3.5	Delegation of Non-Discretionary Functions. In addition to the ability to delegate certain grant authority to officers of the Company as set forth in Section 3.1, the Administrator may also delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company or any of its Subsidiaries or to third parties.

4.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMIT
	4.1	Shares of Common Stock Subject to the Plan; Share Limit. Subject to adjustment as provided in Sections 4.2 and 8.1, the maximum number of shares of Common Stock available for issuance under the Plan (the “Share Limit”) will be equal to 22,950,000 shares of Common Stock. Subject to adjustment as provided in Section 8.1, 12,000,000 shares of Common Stock shall be available under the Plan for issuance as Incentive Stock Options. Common Stock issued under the Plan shall be either authorized but unissued shares or, to the extent permitted by applicable law, shares of Common Stock that have been reacquired by the Company or any Subsidiary.
	4.2	Counting of Shares. The Administrator may adopt reasonable counting procedures to ensure appropriate counting and to avoid double counting (as, for example, in the case of tandem or substitute Awards) as it may deem necessary or desirable in its sole discretion. For each share delivered pursuant to an Award, the number of shares available for issuance under the Plan shall be reduced by one share. Shares shall be counted against those reserved to the extent shares have been delivered pursuant to an Award and are no longer subject to a substantial risk of forfeiture. Accordingly, to the extent that an Award under the Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, or otherwise terminated without delivery of shares to the Participant, the shares retained by or returned to the Company will not be deemed to have been delivered under the Plan, as applicable, and will be deemed to remain available under the Plan in the same amount as they otherwise would have counted against the Share Limit. Notwithstanding the foregoing, shares that are withheld from such an Award or separately surrendered by the Participant in payment of the exercise price or taxes relating to such an Award, and the total number of shares subject to the exercised portion of a stock-settled SAR (regardless of the actual lesser of number shares delivered to the Participant), shall be deemed to have been issued hereunder and shall reduce the number of shares remaining available for issuance under the Plan.
	4.3	Reservation of Shares; No Fractional Shares. The Company shall at all times reserve a number of shares of Common Stock sufficient to cover the Company’s obligations and contingent obligations to deliver shares with respect to Awards then outstanding under the Plan. No fractional shares shall be delivered under the Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of Awards under the Plan.
5.	ELIGIBILITY
	5.1	Eligible Persons. The Administrator may grant Awards under the Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Company or one of its Subsidiaries; (b) a non-employee director of the Company or one of its Subsidiaries; or (c) an individual consultant who renders bona fide services (other than services in connection with the offering or sale of securities of the Company or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Company or one of its Subsidiaries) to the Company or one of its Subsidiaries and who is selected to participate in the Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in the Plan only if such participation would not adversely affect either the Company’s eligibility to use Form S-8 to register under the Securities Act, the offering and sale of shares issuable under the Plan by the Company, or the Company’s compliance with any other applicable laws.
	5.2	Participation. The Administrator shall, in its sole and absolute discretion, select from among the Eligible Employees those individuals who shall receive Awards and become Participants under the Plan. There is no right of any Eligible Person to receive an Award under the Plan, and the Administrator has absolute discretion to treat Eligible Employees differently from one another under the Plan. Receipt of an Award by a Participant shall not create the right to receive future Awards under the Plan, but a Participant who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Administrator shall so determine.
6.	AWARDS
	6.1	Type and Form of Awards. The Administrator shall determine the type or types of Awards to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company or one of its Subsidiaries. The types of Awards that may be granted under the Plan are:

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6.1.1	Stock Options. An Option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period at a fixed exercise price as determined by the Administrator.
	(a)	General Option Provisions. Options may only be granted to Eligible Persons for whom the Company would be deemed to be an “eligible issuer of service recipient stock,” as defined in Treasury Regulation 1.409A-1(b)(5)(iii)(E). An Option may be intended to be an Incentive Stock Option or a Nonqualified Stock Option. The Award agreement for an Option will indicate if the Option is intended as an ISO; otherwise it will be deemed to be a Nonqualified Stock Option. The maximum term of each Option (ISO or NSO) shall be ten (10) years. The per share exercise price for each Option shall be not less than 100 percent of the Fair Market Value of a share of Common Stock on the date of grant of the Option. Each Option shall become exercisable at such times and under such conditions and shall be subject to such other terms as may be determined by the Administrator in its discretion. When an Option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 6.4. In no event may dividends or dividend equivalents be paid or accrue with respect to any Award of Options.
	(b)	Additional Rules Applicable to ISOs. Notwithstanding the general option rules set forth in subsection (a), above, the following rules shall apply to options intended to qualify as ISOs. ISOs may only be granted to employees of the Company or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50 percent of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Company and ending with the subsidiary in question). To the extent that the aggregate Fair Market Value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under the Plan and stock subject to ISOs under all other plans of the Company or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as Nonqualified Stock Options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. There shall be imposed in any Award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, unless the exercise price of such option is at least 110 percent of the Fair Market Value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.
6.1.2	Stock Appreciation Rights. A Stock Appreciation Right or “SAR” is an Award that entitles the Participant to receive, upon exercise of the SAR, a payment in cash or Common Stock or any combination thereof, equal to (or having a Fair Market Value equal to) the product of (x) number of SARs being exercised multiplied by (y) the excess of (i) the Fair Market Value of a share of Common Stock on the date the SAR is exercised, over (ii) the “base price” applicable to the SAR. SARs may only be granted to Eligible Persons for whom the Company would be deemed to be an “eligible issuer of service recipient stock,” as defined in Treasury Regulation 1.409A-1(b)(5)(iii)(E). The base price of the SAR shall be determined by the Administrator but shall be not less than the Fair Market Value of the Company’s Common Stock on the date of grant. The maximum term of a SAR shall be ten (10) years. SARs shall become exercisable at such times and under such conditions and shall be subject to such other terms as may be determined by the Administrator in its discretion consistent with the terms and conditions of the Plan. In no event may dividends or dividend equivalents be paid or accrue with respect to any Award of SARs.
6.1.3	Restricted Stock.
	(a)	General Restricted Stock Provisions. Restricted Stock is Common Stock subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals or future service requirements), in such installments or otherwise, as the Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and the applicable Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder of the Company, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to the provisions of Section 6.1.3(c) below).

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	(b)	Certificates for Shares. Shares of Restricted Stock granted under the Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock. The Administrator may require that shares of Restricted Stock are held in escrow until all restrictions lapse.
	(c)	Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, any stock distributed in connection with a stock split or stock dividend, and any other property, other than cash, distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such dividend or distribution was made.
6.1.4	Restricted Stock Units.
	(a)	Grant of Restricted Stock Units. A restricted stock unit, or “RSU”, represents the right to receive from the Company on the respective scheduled vesting or payment date for such RSU, one share of Common Stock or, if specified in the applicable Award agreement, the Fair Market Value of one share of Common Stock paid in cash. The vesting or payment of an Award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of the Plan.
	(b)	Rights as a Stockholder. Subject to the restrictions imposed under the terms and conditions of the Plan and the applicable Award Agreement, each Participant receiving RSUs shall have no rights as a stockholder of the Company with respect to such RSUs until such time as shares of Common Stock are issued to the Participant. In the event an RSU is settled in cash, the Participant receiving RSUs shall never receive stockholder rights with respect to such Award. No shares of Common Stock shall be issued at the time a RSU is granted, and the Company will not be required to set aside a fund for the payment of any such Award.
6.1.5	Performance Stock Units.
	(a)	Grant of Performance Stock Units. A Performance Stock Unit, or “PSU,” is a performance-based Award that entitles the Participant to receive shares of Common Stock or, if specified in the Award Agreement, the Fair Market Value of such shares of Common Stock paid in cash, based on the attainment of one or more performance goals. Each Award of PSUs shall designate a target number of PSUs covered by the Award, with the actual number of shares of Common Stock earned (if any) to be based on a formula set forth in the Award Agreement related to the attainment of one or more performance goals set forth in the Award Agreement.
	(b)	Rights as a Stockholder. Subject to the restrictions imposed under the terms and conditions of the Plan and the applicable Award Agreement, each Participant receiving PSUs shall have no rights as a stockholder of the Company with respect to such PSUs until such time as shares of Common Stock are issued to the Participant. In the event a PSU is settled in cash, the Participant receiving PSUs shall never receive stockholder rights with respect to such Award. No shares of Common Stock shall be issued at the time a PSU is granted, and the Company will not be required to set aside a fund for the payment of any such Award.
	(c)	Other Terms Related to Performance-Based Awards. Any performance goals that are financial metrics may be determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), in accordance with accounting principles established by the International Accounting Standards Board (“IASB Principles”), or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP or under IASB Principles. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies. The Administrator may provide for exclusion of the impact of an event or occurrence which the Administrator determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual, infrequently occurring or non-recurring charges or events, (b) asset write-downs, (c) litigation or claim judgments or settlements, (d) acquisitions or divestitures, (e) reorganization or change in the corporate structure or capital structure of the Company, (f) an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management, (g) foreign exchange gains and losses, (h) a change in the fiscal year of the Company, (i) the refinancing or repurchase of bank loans or debt securities, (j), unbudgeted capital expenditures, (k) the issuance or repurchase of equity securities and other changes in the number of outstanding shares, (l) conversion of some or all of

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convertible securities to common stock, (m) any business interruption event, (n) the cumulative effects of tax or accounting changes in accordance with GAAP, or (o) the effect of changes in other laws or regulatory rules affecting reported results.
	6.1.6	Cash Awards. The Administrator may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant cash bonuses (including discretionary Awards, Awards based on objective or subjective performance criteria, Awards subject to other vesting criteria or Awards granted consistent with Section 6.1.7 below). Cash Awards shall be Awarded in such amount and at such times during the term of the Plan as the Administrator shall determine.
	6.1.7	Other Awards. The other types of Awards that may be granted under the Plan include: (a) stock bonuses or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock (subject to compliance with applicable laws), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any similar securities or rights with a value derived from the value of or related to the Common Stock or returns thereon.
6.2	Award Agreements. Each Award (other than cash Awards described in Section 6.1.6) shall be evidenced by a written or electronic Award Agreement in the form approved by the Administrator and, if required by the Administrator, executed or accepted by the recipient of the Award. The Administrator may authorize any officer of the Company (other than the particular Award recipient) to execute any or all Award Agreements on behalf of the Company (electronically or otherwise). The Award agreement shall set forth the material terms and conditions of the Award as established by the Administrator consistent with the express limitations of the Plan.
6.3	Deferrals and Settlements. Except as otherwise set forth herein, payment of Awards may be in the form of cash, Common Stock, other Awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit Participants to elect to defer the issuance of shares of Common Stock or the settlement of Awards in cash under such sub-plans, rules or procedures as it may establish under the Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares. All mandatory or elective deferrals of the issuance of shares of Common Stock or the settlement of cash Awards shall be structured in a manner that is intended to comply with the requirements of Section 409A of the Code.
6.4	Consideration for Common Stock or Awards. The purchase price for any Award granted under the Plan or the Common Stock to be delivered pursuant to an Award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator and subject to compliance with applicable laws, including one or a combination of the following methods:
		(a)	services rendered by the recipient of such Award;
		(b)	cash, check payable to the order of the Company, or electronic funds transfer;
		(c)	third-party payment in such manner as may be authorized by the Administrator;
		(d)	the delivery of previously owned shares of Common Stock that are fully vested and unencumbered;
		(e)	by a reduction in the number of shares otherwise deliverable pursuant to the Award; or
		(f)	subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of Awards.
In the event that the Administrator allows a Participant to exercise an Award by delivering shares of Common Stock previously owned by such Participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the Participant from the Company (upon exercise of an Option or otherwise) must have been owned by the Participant for such period as may be required by the Administrator in order to avoid adverse accounting treatment. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 9.1, and any other conditions to exercise or purchase, as established from time to time by the Administrator have been satisfied. Unless otherwise expressly provided in the applicable Award Agreement, the Administrator may at any time eliminate or limit a Participant’s ability to pay the purchase or exercise price of any Award by any method other than cash payment to the Company.
6.5	Minimum Vesting Schedule. Except as provided below, all equity-based Awards granted under the Plan shall have a minimum one year cliff vesting schedule meaning that no portion of any Award may be scheduled to vest prior to one year after the date of grant of such Award (excluding, for this purpose, any (i) Substitute Awards, (ii) shares delivered in lieu of fully vested cash Awards and (iii) Awards to non-employee directors that vest on the earlier of the

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one year anniversary of the date of grant or the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting). Notwithstanding the foregoing, up to five percent (5 percent) of the total number of shares of Common Stock authorized by the Board and the stockholders for issuance under the Plan (subject to adjustment under Section 8.1) may be granted pursuant to Awards not subject to the minimum vesting schedule described above; and, provided further, for the avoidance of doubt, that the foregoing restriction does not apply to the Administrator’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, Disability or a Change in Control, in the terms of the Award or otherwise. The Administrator may adopt reasonable counting procedures to determine whether the five percent (5 percent) limit in the preceding sentence has been attained. The Administrator may also apply reasonable rules and rounding conventions to determine whether an Award complies with the above-referenced minimum vesting schedule.
	6.6	Transfer Restrictions.
		6.6.1	Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 6.6, by applicable law or by the Award agreement, as the same may be amended, (a) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) Awards shall be exercised only by the Participant; and (c) amounts payable or shares issuable pursuant to any Award shall be delivered only to (or for the account of) the Participant.
		6.6.2	Exceptions. The Administrator may permit Awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing (provided that any such transfer of Awards are not for consideration and provided further that any such transfers of ISOs shall be limited to the extent permitted under the federal tax laws governing ISOs). Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.
		6.6.3	Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 6.6.1 shall not apply to:
			(a)	transfers to the Company,
			(b)	the designation of a beneficiary to receive benefits in the event of the Participant’s death or, if the Participant has died, transfers to or exercise by the Participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,
			(c)	subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,
			(d)	subject to any applicable limitations on ISOs, if the Participant has suffered a Disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or
			(e)	the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Administrator.
	6.7	International Awards. One or more Awards may be granted to Eligible Persons who provide services to the Company or one of its Subsidiaries outside of the United States. Any Awards granted to such persons may, if deemed necessary or advisable by the Administrator, be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to the Plan and approved by the Administrator.
7.	EFFECT OF TERMINATION OF SERVICE ON AWARDS
	7.1	Termination of Employment.
		7.1.1	Administrator Determination. The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each Award under the Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of Award. If the Participant is not an employee of the Company or one of its Subsidiaries and provides other services to the Company or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the Award agreement otherwise provides) of whether the Participant continues to render services to the Company or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.
		7.1.2	Stock Options and SARs. For Awards of Options or SARs, unless the Award Agreement provides otherwise, the exercise period of such Options or SARs shall expire: (1) three months after the last day that the Participant is employed by or provides services to the Company or a Subsidiary (provided however, that in the event of the Participant’s death during this period, those persons entitled to exercise the Option or SAR pursuant to the laws of descent and distribution shall have one year following the date of death within which to exercise such Option or SAR); (2) in the case of a Participant whose termination of employment is due to death or Disability (as defined in the applicable Award agreement), 12 months after the last day that the Participant is employed

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by or provides services to the Company or a Subsidiary; and (3) immediately upon a Participant’s termination for Cause. The Administrator will, in its absolute discretion, determine the effect of all matters and questions relating to a termination of employment, including the question of whether a leave of absence constitutes a termination of employment and whether a Participant’s termination is for Cause.
		7.1.3	Other Awards. For all other Awards issued under the Plan, unless the Award Agreement provides otherwise, the portion of such Awards that are unvested at the time that a Participant’s employment or service is terminated shall be forfeited and reacquired by the Company; provided however, the Administrator may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that such forfeiture requirement shall be waived in whole or in part.
	7.2	Events Not Deemed Terminations of Service. Unless the express policy of the Company or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other paid or unpaid leave of absence authorized by the Company or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 3 months. In the case of any employee of the Company or one of its Subsidiaries on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Company or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.
	7.3	Effect of Change of Subsidiary Status. For purposes of the Plan and any Award, if an entity ceases to be a Subsidiary of the Company, a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of the Company or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.
8.	ADJUSTMENTS; ACCELERATION
	8.1	Adjustments. In the event of (a) any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split, (b) any merger, arrangement, combination, consolidation, or other reorganization, (c) any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property), (d) any exchange of Common Stock or other securities of the Company, or (e) any similar unusual or extraordinary corporate event or transaction affecting the Common Stock, the Administrator shall in such manner, to such extent and at such time as it deems appropriate and equitable in the circumstances (but subject to compliance with applicable laws and stock exchange requirements) proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the Share Limit and the limit on the number of Incentive Stock Options issuable under the Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding Awards, and (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards. Any adjustment made pursuant to this Section 8.1 shall be made in a manner that, in the good faith determination of the Administrator, will not likely result in the imposition of additional taxes or interest under Section 409A of the Code. With respect to any Award of an ISO, the Administrator may make an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected Participant.

	8.2	Change in Control. This Section 8.2 sets forth the treatment of Awards in the event of a Change in Control, except as otherwise determined by the Administrator or as set forth in an Award Agreement (in which case the determination by the Administrator or the terms of the Award Agreement, as applicable, shall control). In the event of a Change in Control, the Administrator shall provide for the assumption or substitution of all outstanding Awards by the surviving or acquiring company or parent thereof, in a manner designed to comply with Section 409A of the Code. All such assumed or substituted time-vested Awards shall continue to vest in accordance with their original vesting terms; provided, however, that in the event the Participant is terminated without Cause within 12 months following the Change in Control, any then unvested portion of the Award shall vest in full. All such assumed or substituted performance-vested Awards shall be measured on the date of the Change in Control to determine the portion thereof that is earned based on performance through the Change in Control, and the earned portion shall thereafter vest at the same time or times as the award was originally scheduled to vest, except that such vesting shall be based on the Participant’s continued service with the surviving or acquiring company or parent thereof; provided, however, that in the event the Participant is terminated without Cause within 12 months following the Change in Control, any then unvested portion of the Award shall vest in full. In the event the surviving or acquiring company does not assume the outstanding Awards or substitute similar stock awards for those outstanding under the Plan as of the Change in Control, then (a) the vesting of all Awards shall be accelerated in full immediately prior to such Change in Control, with all performance goals or other vesting criteria applicable to any performance-based Awards deemed achieved based on performance measured through

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the date of the Change in Control, and (b) such outstanding Awards shall terminate or be payable in cash or property (determined by the Administrator in its sole discretion) upon the occurrence of the Change in Control in a manner designed to comply with Code Section 409A, and such payment may be subject to any escrow, earn-out or other contingent or deferred payment arrangement that is contemplated by the Change in Control. The Administrator shall have the authority to take additional actions it deems necessary or advisable in connection with the Change in Control transaction, and may take different actions with respect to different Participants under the Plan, different Awards under the Plan, and different portions of Awards granted under the Plan. Without limitation of the generality of the foregoing, the Administrator shall have full discretion to: (i) provide for the termination of any Award upon the occurrence of the Change in Control, (ii) provide for the cash out and cancellation of any Award (or portion thereof) immediately prior to such Change in Control, which cash out may (in a manner designed to comply with Code Section 409A) be subject to any escrow, earn-out or other contingent or deferred payment arrangement that is contemplated by such Change in Control, (iii) provide that in the event of a Change in Control of the Company, Options and SARs outstanding as of the date of the Change in Control shall be cancelled and terminated without payment if the Fair Market Value of one share of Common Stock as of the date of the Change in Control is less than the per share Option exercise price or SAR grant price and (iv) take any other actions as the Administrator deems necessary or advisable in connection with such Change in Control transaction.
9.	TAX PROVISIONS
	9.1	Tax Withholding. Upon any exercise, vesting, or payment of any Award, the Company or one of its Subsidiaries shall have the right at its option to:
(a) require the Participant (or the Participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company or one of its Subsidiaries may be required to withhold with respect to such Award event or payment; or
(b) deduct from any amount otherwise payable in cash to the Participant (or the Participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Company or one of its Subsidiaries may be required to withhold with respect to such cash payment.
In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under the Plan, the Administrator may in its sole discretion (subject to Section 10.1) grant to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the applicable withholding obligation on exercise, vesting or payment, not in excess of the maximum statutory rates in the Participant’s applicable jurisdictions.
	9.2	Requirement of Notification of Code Section 83(b) Election. If any Participant shall make an election under Code Section 83(b) (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provisions of the laws of a jurisdiction outside the United States, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service or other government authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.
	9.3	Requirement of Notification of Disqualifying Disposition. If any Participant shall make any disposition of shares of Common Stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.
10.	OTHER PROVISIONS
	10.1	Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan, the offer, issuance and delivery of shares of Common Stock, the payment of money under the Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations and to such approvals by any applicable stock exchange listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under the Plan will, if requested by the Company or one of its Subsidiaries, provide such assurances and representations to the Company or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.
	10.2	Future Awards/Other Rights. No person shall have any claim or rights to be granted an Award (or additional Awards, as the case may be) under the Plan, subject to any express contractual rights (set forth in a document other than the Plan) to the contrary.

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10.3	No Employment/Service Contract. Nothing contained in the Plan (or in any other documents under the Plan or in any Award) shall confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Company or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 10.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an Award agreement.
10.4	Plan Not Funded. Awards payable under the Plan shall be payable in shares of Common Stock or from the general assets of the Company, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company or one of its Subsidiaries by reason of any Award hereunder. Neither the provisions of the Plan (or of any related documents), nor the creation or adoption of the Plan, nor any action taken pursuant to the provisions of the Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company or one of its Subsidiaries and any Participant, beneficiary or other person. To the extent that a Participant, beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.
10.5	Effective Date, Termination and Suspension, Amendments.
	10.5.1	Effective Date and Termination. The Plan was approved by the Board and shall become effective upon approval by the stockholders of the Company (the “Effective Date”). Unless earlier terminated by the Board, the Plan shall terminate at the close of business ten years after the date on which it was approved by the Board. After the termination of the Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under the Plan, but previously granted Awards (and the authority of the Administrator with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Plan.
	10.5.2	Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend the Plan, in whole or in part. No Awards may be granted during any period that the Board suspends the Plan.
	10.5.3	Stockholder Approval. To the extent then required by applicable law or any applicable stock exchange rule or required to preserve the intended tax consequences of the Plan, or deemed necessary or advisable by the Board, the Plan and any amendment to the Plan shall be subject to approval by the stockholders of the Company.
	10.5.4	Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of the Plan, the Administrator by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a Participant, and (subject to the requirements of Sections 3.2 and 10.5.5) may make other changes to the terms and conditions of Awards. Any amendment or other action that would constitute a repricing of an Award is subject to the limitations and stockholder approval requirements set forth in Section 3.2(g).
	10.5.5	Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of the Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under the Plan. Changes, settlements and other actions contemplated by Section 8 shall not be deemed to constitute changes or amendments for purposes of this Section 10.5.5.
10.6	Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator or the Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. Except as expressly provided herein, no adjustment will be made for dividends or other rights as a stockholder of the Company for which a record date is prior to such date of delivery.
10.7	Governing Law; Construction; Severability.
	10.7.1	Choice of Law. The Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of Delaware.
	10.7.2	Severability. If a court of competent jurisdiction holds any provision of the Plan invalid and unenforceable, the remaining provisions of the Plan shall continue in effect and the Plan shall be construed and enforced without regard to the illegal or invalid provision.

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	10.7.3	Plan Construction.
		(a)	Rule 16b-3. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events under Awards if an Award or event does not so qualify.
		(b)	Compliance with Section 409A of the Code. The Board intends that, except as may be otherwise determined by the Administrator, any Awards under the Plan will be either exempt from or satisfy the requirements of Section 409A to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder. If the Administrator determines that an Award, Award Agreement, acceleration, adjustment to the terms of an Award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant’s Award to violate Section 409A, unless the Administrator expressly determines otherwise, such Award, Award Agreement, payment, acceleration, adjustment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan or Award Agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Administrator without the consent of or notice to the Participant. Notwithstanding the foregoing, neither the Company nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A. Should any payments made in accordance with the Plan to a “specified employee” (as defined under Section 409A) be determined to be payments from a nonqualified deferred compensation plan and are payable in connection with a Participant’s “separation from service” (as defined under Section 409A), that are not exempt from Section 409A as a short-term deferral or otherwise, these payments, to the extent otherwise payable within six (6) months after the Participant’s separation from service, and to the extent necessary to avoid the imposition of taxes under Section 409A of the Code, will be paid in a lump sum on the earlier of the date that is six (6) months and one day after the Participant’s date of separation from service or the date of the Participant’s death. For purposes of Section 409A, the payments to be made to a Participant in accordance with the Plan shall be treated as a right to a series of separate payments.
		(c)	No Guarantee of Favorable Tax Treatment. Although the Company intends that Awards under the Plan will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any Participant for any tax, interest or penalties the Participant might owe as a result of the grant, holding, vesting, exercise or payment of any Award under the Plan.
10.8	Captions. Captions and headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
10.9	Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, stock appreciation right, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Company or one of its Subsidiaries, in connection with a distribution, arrangement, business combination, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The Awards so granted need not comply with other specific terms of the Plan, provided the Awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any Awards that are granted by, or become obligations of, the Company, as a result of the assumption by the Company of, or in substitution for, outstanding Awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Company or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under the Plan, except as may otherwise be provided by the Administrator at the time of such assumption or substitution or as may be required to comply with the requirements of any applicable stock exchange.

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10.10	Non-Exclusivity of Plan. Nothing in the Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.
10.11	No Corporate Action Restriction. The existence of the Plan, the Award agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Company or any Subsidiary, (b) any merger, arrangement, business combination, amalgamation, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Company or any Subsidiary, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Company or any Subsidiary, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Administrator, or the Company or any employees, officers or agents of the Company or any Subsidiary, as a result of any such action.
10.12	Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing or except as otherwise specifically set forth in the terms and conditions of such other employee welfare or benefit plan or arrangement. Awards under the Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, Awards or commitments under any other plans or arrangements of the Company or its Subsidiaries.
10.13	Restrictive Covenants, Cause Forfeiture and Clawback Policy.
	10.13.1	Restrictive Covenants. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Participant on account of actions taken by the Participant in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees of the Company or any Affiliate thereof or any confidentiality obligation of post-employment cooperation agreement with respect to the Company or any Affiliate, to the extent specified in such Award Agreement applicable to the Participant.
	10.13.2	Annulment upon Termination for Cause. The Administrator may annul an Award if the Participant is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or in the Plan.
	10.13.3	Awards Subject to Clawback. Notwithstanding any other provision of the Plan to the contrary, any Award granted or amount payable or paid under the Plan, including time-based and performance-based Awards, shall be subject to the terms of the Company’s current clawback policy, as may be amended from time to time, and any other compensation recoupment policy then applicable, if any, of the Company, to the extent the policy applies to such award or amount. By accepting an Award or the payment of any amount under the Plan, each Participant agrees and consents to the Company’s application, implementation and enforcement of (a) any such policy (including the Company’s current clawback policy) and (b) any provision of applicable law or stock exchange rule relating to cancellation, rescission, payback or recoupment of compensation and expressly agrees that the Company may take such actions as are permitted under the policy or applicable law without further consent or action being required by such Participant. To the extent that the terms of the Plan and the policy or applicable law or stock exchange rule conflict, then the terms of the policy or applicable law or stock exchange rule shall prevail.
As adopted by the Board of Directors of Coterra Energy Inc. on February 21, 2023.

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PROXY

COTERRA ENERGY INC.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 4, 2023
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby makes, constitutes, and appoints Thomas E. Jorden and Marcus G. Bolinder and each of them (with the power of substitution) proxies for the undersigned to represent and to vote, as designated below, all shares of Common Stock of Coterra Energy Inc. held of record by the undersigned on March 9, 2023 at the 2023 annual meeting of shareholders to be held on May 4, 2023 at 8:00 a.m. CST at Hotel ZaZa Memorial City, 9787 Katy Freeway, Houston, TX 77024 or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted as directed herein. If no direction is made this proxy will be voted "FOR" each director nominee in Proposal 1, "FOR" Proposals 2, 3, and 5, FOR "1 YEAR" in Proposal 4, and "AGAINST" Proposals 6 and 7. The proxies named above also will vote in their discretion upon such other business as may properly come before the annual meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the annual meeting.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side. The proxies cannot vote your shares unless you sign and return this card or vote by telephone or Internet as described below before the annual meeting.

Voting by telephone or Internet eliminates the need to return this proxy card. Your vote authorizes the proxies named above to vote your shares to the same extent as if you had marked, signed, dated, and returned the proxy card. Before voting, read the proxy statement and proxy voting instructions.

Thank you for voting.

(Continued and to be marked, dated, and signed on other side)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held May 4, 2023:

The Proxy Statement, 2022 Form 10-K, and 2022 Annual Report are available at: http://www.viewproxy.com/CoterraEnergy/2023

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Please mark your votes like this ☒

The Board of Directors recommends a vote "FOR ALL" in Proposal 1, "FOR" Proposals 2, 3, and 5, FOR "1 YEAR" in Proposal 4, and "AGAINST" Proposals 6 and 7.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and mark the box for each nominee you wish to withhold.

NOMINEES:	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐
(1) Thomas E. Jorden			☐
(2) Robert S. Boswell			☐
(3) Dorothy M. Ables			☐
(4) Amanda M. Brock			☐
(5) Dan O. Dinges			☐
(6) Paul N. Eckley			☐
(7) Hans Helmerich			☐
(8) Lisa A. Stewart			☐
(9) Frances M. Vallejo			☐
(10) Marcus A. Watts			☐

DO NOT PRINT IN THIS AREA
(Stockholder Name & Address Data)

Please indicate if you plan to attend this meeting ☐

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

CONTROL NUMBER

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the annual meeting.

Date ______________________

Signature ______________________

Signature (Joint Owners) ______________________

Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title.

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

INTERNET

Vote Your Proxy on the Internet:
Go to www.aalvote.com/CTRA

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:
Call 1-(866)-804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.